                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                         FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                     WORCESTER, MASSACHUSETTS
                                       SEPARATE ACCOUNT VA-K

                         This Prospectus provides important information about the
                         Allmerica Immediate Advantage Variable Annuity contracts
                         issued by Allmerica Financial Life Insurance and Annuity
                         Company (in all jurisdictions except New York) or by First
                         Allmerica Financial Life Insurance Company (in New York).
                         The Contract is a single payment immediate combination
                         variable and fixed annuity offered on both a group and
   PLEASE READ THIS      individual basis.
 PROSPECTUS CAREFULLY
 BEFORE INVESTING AND
  KEEP IT FOR FUTURE
      REFERENCE.

                         The Contract offers a Variable Income Option, which is
                         supported by a legally segregated separate account of the
                         Company called the Variable Account. The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests
                         exclusively in shares of the following funds:

                         ALLMERICA INVESTMENT TRUST             FIDELITY VARIABLE INSURANCE PRODUCTS
                         -----------------------                FUND
                         Select Emerging Markets Fund           -------------------------------------
                         Select International Equity Fund       Overseas Portfolio
                         Select Aggressive Growth Fund          Equity-Income Portfolio
                         Select Capital Appreciation Fund       Growth Portfolio
                         Select Value Opportunity Fund          High Income Portfolio
                         Select Growth Fund
                         Select Strategic Growth Fund           FIDELITY VARIABLE INSURANCE PRODUCTS
                         Growth Fund                            FUND II
                         Equity Index Fund                      ---------------------------------------
                         Select Growth and Income Fund          Asset Manager Portfolio
                         Investment Grade Income Fund
                         Government Bond Fund                   T. ROWE PRICE INTERNATIONAL
                         Money Market Fund                      SERIES, INC.
                                                                ----------------------------------
                                                                T. Rowe Price International Stock
                                                                Portfolio
                                                                DELAWARE GROUP PREMIUM FUND, INC.
                                                                --------------------------------
   ANNUITIES INVOLVE                                            DGPF International Equity Series
    RISKS INCLUDING
     POSSIBLE LOSS
     OF PRINCIPAL.

                         The Company's General Account will support the Fixed Income
                         Option.

  THIS ANNUITY IS        A Statement of Additional Information dated December 10,
      NOT:               1999 containing more information about this annuity is on
- A BANK DEPOSIT OR      file with the Securities and Exchange Commission and is
  OBLIGATION;            incorporated by reference into this Prospectus. A copy may
- FEDERALLY INSURED;     be obtained free of charge by calling Allmerica
- ENDORSED BY ANY        Investments, Inc. at 1-800-723-6550. The Table of Contents
  BANK OR                of the Statement of Additional Information is listed on
  GOVERNMENTAL           page 3 of this Prospectus.
  AGENCY.                This Prospectus and the Statement of Additional Information
                         can also be obtained from the Securities and Exchange
                         Commission's website (http://www.sec.gov).
                         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                         DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE
                         INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO
                         THE CONTRARY IS A CRIMINAL OFFENSE.

                         DATED DECEMBER 10, 1999

                               TABLE OF CONTENTS

SPECIAL TERMS...............................................         4
SUMMARY OF FEES AND EXPENSES................................         6
SUMMARY OF CONTRACT FEATURES................................        11
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS, THE
 TRUST,
 FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF......        15
INVESTMENT OBJECTIVES AND POLICIES..........................        16
DESCRIPTION OF THE CONTRACT.................................        19
  A.   Single Purchase Payment..............................        19
  B.   Right to Cancel......................................        19
  C.   Electing the Annuity Income Date.....................        20
  D.   Choosing an Income Option............................        20
  E.   Description of Annuity Benefit Options...............        21
  F.   Variable Annuity Payments............................        22
        Net Investment Factor...............................        22
        The Annuity Unit and Annuity Unit Value.............        22
        Determination of First Annuity Payment..............        22
        Determination of the Number of Annuity Units........        23
        Dollar Amount of First Variable Annuity Payment.....        23
        Dollar Amount of Subsequent Variable Annuity
        Payments............................................        23
        Payment of Annuity Payments.........................        23
  G.   Transfers of Annuity Units...........................        23
        Automatic Account Rebalancing.......................        24
  H.   Withdrawals..........................................        24
        Calculation of Proportionate Reduction..............        25
        Calculation of Present Value........................        26
  I.   Death Benefit........................................        27
        Death of an Owner or an Annuitant Before the Annuity
        Income Date.........................................        27
        Payment of the Death Benefit........................        27
        The Spouse of the Deceased Owner as Beneficiary.....        27
        Death of the Owner or the Annuitant After the
        Annuity Income Date.................................        27
  J.   General Restrictions on Payments.....................        28
  K.   Telephone Authorization..............................        28
  L.   Assignment...........................................        28
  M.  NORRIS Decision.......................................        28
CHARGES AND DEDUCTIONS......................................        29
  A.   Variable Account Deductions..........................        29
        Mortality and Expense Risk Charge...................        29
        Administrative Expense Charge.......................        29
        Expenses of the Underlying Funds....................        29
  B.   Premium Taxes........................................        29
  C.   Transfer Charge......................................        30
  D.   Withdrawal Adjustment Charge.........................        30
FEDERAL TAX CONSIDERATIONS..................................        31
  A.   Annuity Contracts in General.........................        31
  B.   Tax on Annuity Payments..............................        31
  C.   Tax on Withdrawals...................................        31
        Withdrawals Before the Annuity Date.................        31
        Withdrawals After the Annuity Income Date...........        32
  D.   Exchanges............................................        32
  E.   Tax Withholding......................................        32
  F.   Diversification and Control of Underlying Assets.....        33

STATEMENTS AND REPORTS......................................        33
LOANS.......................................................        33
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........        33
CHANGES TO COMPLY WITH LAW AND AMENDMENTS...................        34
VOTING RIGHTS...............................................        34
DISTRIBUTION................................................        34
SERVICES....................................................        35
LEGAL MATTERS...............................................        35
YEAR 2000 COMPLIANCE........................................        35
FURTHER INFORMATION.........................................        36
APPENDIX A -- CONDENSED FINANCIAL INFORMATION...............       A-1
APPENDIX B -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND
 PAYMENT WITHDRAWALS........................................       B-1

                 STATEMENT OF ADDITIONAL INFORMATION
                          TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY.............................         2
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
 COMPANY....................................................         3
SERVICES....................................................         3
UNDERWRITERS................................................         4
ANNUITY BENEFIT PAYMENTS....................................         5
EXCHANGE OFFER..............................................         5
PERFORMANCE INFORMATION.....................................         7
FINANCIAL STATEMENTS........................................       F-1

                                 SPECIAL TERMS

ANNUITANT: the person who must be alive for annuity payments to be made (unless payments are guaranteed). Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants. In contrast, the person to whom annuity payments are made is the Owner (or a person requested by the Owner). The Annuitant and the Owner may be the same individual.

ANNUITY INCOME DATE: the date annuity payments begin. The Annuity Income Date must be within twelve months of the Contract's Issue Date.

ANNUITY UNIT: a measure used to calculate annuity payments under a Variable Income Option.

ASSUMED INVESTMENT RETURN (AIR): used to calculate the initial variable annuity payment and to determine how the payment will change over time in response to the investment performance of the selected Sub-Accounts.

BENEFICIARY: the person, persons or entity entitled to the Death Benefit upon the death of the Owner prior to the Annuity Income Date or remaining annuity payments, if any, upon the death of the Owner on or after the Annuity Income Date.

CHANGE FREQUENCY: the frequency (monthly, quarterly, semi-annually or annually) that the dollar value of an annuity payment under a Variable Income Option will change due to investment performance.

COMPANY (OR WE, US OR OUR): Allmerica Financial Life Insurance and Annuity Company (in all jurisdictions except New York) or First Allmerica Financial Life Insurance Company (in New York).

CONTRACT VALUE: the Present Value of all future and/or remaining annuity payments. (See the section entitled "Present Value Determination.").

CONTRACT YEAR: a period of twelve consecutive months starting on the Contract's Issue Date or on any anniversary of the Issue Date.

DATE OF FIRST CHANGE: The date on which your variable annuity payment will change in value for the first time.

FIXED INCOME OPTION: an income option with annuity payments that are fixed in amount (unless a withdrawal is taken or as a result of the death of the first Joint Annuitant).

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

ISSUE DATE: the date the Contract is issued and the date that is used to determine Contract days, Contract months, Contract years and anniversaries.

NET PAYMENT: the Single Purchase Payment less any premium tax.

OWNER (OR YOU OR YOUR): the person, persons (Joint Owners) or entity entitled to exercise the rights and privileges under this Contract. Unless otherwise indicated, any reference to You and Your shall include Joint Owners.

SUB-ACCOUNT: a subdivision of the Variable Account. Each Sub-Account available under the Contract invests exclusively in the shares of a corresponding fund of Allmerica Investment Trust ("Trust"), a corresponding portfolio of the Fidelity Variable Insurance Products Fund ("Fidelity VIP"), the Asset Manager Portfolio of the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II") or the
T. Rowe Price International Stock

Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price"); or the DGPF International Equity Series of the Delaware Group Premium Fund, Inc. ("DGPF").

UNDERLYING FUND: an investment portfolio of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price or DGPF in which a Sub-Account invests.

VALUATION DATE: a day on which the net asset value of the unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD: a period used in measuring the investment experience of a Sub-Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

VARIABLE ACCOUNT: one of our separate accounts, which we call Separate Account VA-K, consisting of assets segregated from our other assets. The investment performance of the assets of each of our separate accounts (and, under the Contract, each Sub-Account) is determined separately from our other assets and the assets are not chargeable with liabilities arising out of any other business which we may conduct.

VARIABLE INCOME OPTION: an income option providing for annuity payments varying in amount in accordance with the investment experience of the Underlying Funds selected.

VARIABLE INCOME OPTION RATE: the factor applied to the portion of the Net Payment allocated to the Variable Income Option and used to determine the number of Annuity Units in each annuity payment. The factor takes into account the Issue Date, the Annuity Income Date, annuity benefit option, the Assumed Investment Return, the Change Frequency and Date of First Change.

                          SUMMARY OF FEES AND EXPENSES

There are certain fees and expenses that you will bear under the Allmerica Immediate Advantage Variable Annuity Contract. The purpose of the following tables is to assist you in understanding these fees and expenses. The tables show (1) charges under the Contract, including (2) annual expenses of the Sub-Accounts, and (3) annual expenses of the Funds. Contract charges including the annual Sub-Account expenses are specified under the terms of the Contract. Annual Fund expenses are not fixed or specified under the terms of the Contract and will vary from year to year. In addition to the charges and expenses described below, premium taxes are applicable in some states and deducted as described under "B. Premium Taxes" under CHARGES AND DEDUCTIONS.

(1) CONTRACT CHARGES:                                              CHARGE
---------------------                                              ------
TRANSFER CHARGE:                                                    None
  We currently do not charge for processing transfers and
  guarantee that the first 12 transfers in a Contract year
  will not be subject to a transfer charge. For each
  subsequent transfer, we reserve the right to assess a
  charge, guaranteed never to exceed $25, to reimburse us
  for the costs of processing the transfer.

WITHDRAWAL ADJUSTMENT CHARGE:
  After the Issue Date, you may request withdrawals, which will result in a calculation by the Company of the Present
  Value of future annuity payments. For withdrawals taken within 5 years from the Issue Date, the Assumed Investment
  Return ("AIR") you have chosen (in the case of a Variable
  Income Option) or the interest rate (in the case of a Fixed Income Option) used to determine the Present Value is increased by a Withdrawal Adjustment Charge in the following manner:

ADJUSTMENT TO AIR OR INTEREST RATE:
    If 15 or more years of annuity payments are being              1.00%
      valued, the increase is
    If 10-14 years of annuity payments are being valued, the       1.50%
      increase is
    If less than 10 years of annuity payments are being            2.00%
      valued, the increase is

  The increase to the AIR or interest rate used to determine the Present Value results in a greater proportionate reduction in the number of Annuity Units (under a variable income option) or dollar amount (under a fixed income option), than if the increase had not been made. Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity
  Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments. See "H.
  Withdrawals" under DESCRIPTION OF THE CONTRACT for additional information.

(2) ANNUAL SUB-ACCOUNT EXPENSES:
------------------------------------------------------------
  (on an annual basis as a percentage of average daily net
    assets)
  Mortality and Expense Risk Charge:                               1.25%
  Administrative Expense Charge:                                   0.20%
                                                                   ------
  Total Annual Expenses:                                           1.45%

(3) ANNUAL UNDERLYING FUND EXPENSES: In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds as a percentage of average daily net assets for the year ended December 31, 1998, as adjusted for material changes. For more information concerning fees and expenses, see the prospectuses of the Underlying Funds.

                                             MANAGEMENT FEE     OTHER EXPENSES          TOTAL FUND
                                               (AFTER ANY         (AFTER ANY        EXPENSES (AFTER ANY
FUND                                       VOLUNTARY WAIVERS)   REIMBURSEMENTS)   WAIVERS/REIMBURSEMENTS)
----                                       ------------------   ---------------   -----------------------
Select Emerging Markets Fund(@)..........       1.00%(1)              1.19%            2.19%(1)(2)
Select International Equity Fund.........       0.90%                 0.12%            1.02%(1)(2)
DGPF International Equity Series.........       0.82%                 0.13%            0.95%(3)
Fidelity VIP Overseas Portfolio..........       0.74%                 0.17%            0.91%(4)
T. Rowe Price International Stock
 Portfolio...............................       1.05%                 0.00%            1.05%
Select Aggressive Growth Fund............       0.82%(**)             0.07%            0.89%(1)(2)**
Select Capital Appreciation Fund.........       0.94%(**)             0.10%            1.04%(1)(2)**
Select Value Opportunity Fund............       0.90%(1)              0.08%            0.98%(1)(2)
Select Growth Fund.......................       0.81%(*)              0.05%            0.86%(1)(2)*
Select Strategic Growth Fund(@)..........       0.39%                 0.81%            1.20%(1)(2)
Growth Fund..............................       0.44%                 0.05%            0.49%(1)(2)
Fidelity VIP Growth Portfolio............       0.59%                 0.09%            0.68%(4)
Equity Index Fund........................       0.29%                 0.07%            0.36%(1)
Select Growth and Income Fund............       0.68%                 0.05%            0.73%(1)(2)
Fidelity VIP Equity-Income Portfolio.....       0.49%                 0.09%            0.58%(4)
Fidelity VIP II Asset Manager
 Portfolio...............................       0.54%                 0.10%            0.64%(4)
Fidelity VIP High Income Portfolio.......       0.58%                 0.12%            0.70%
Investment Grade Income Fund.............       0.43%                 0.09%            0.52%(1)
Government Bond Fund.....................       0.50%                 0.14%            0.64%(1)
Money Market Fund........................       0.26%                 0.06%            0.32%(1)

(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998. Expenses shown are annualized.

(*) Effective June 1, 1998, the management fee rate for the Select Growth Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect
January 1, 1998.

(**) Effective September 1, 1999, the management fee rates for the Select Aggressive Growth Fund and Select Capital Appreciation Fund were revised. The Management Fee and Total Fund Expenses shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1998.

(1) Until further notice, Allmerica Financial Investment Management
Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average daily net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Growth Fund and Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money Market Fund and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.

Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. The Management Fee and the Total Fund Expenses would have been 0.85% and 1.66%, respectively, without the voluntary expense limitation. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. The Management Fee and the Total Fund Expenses would have been 1.35% and 2.54%, respectively, without the waiver.

Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. Without the voluntary expense limitation, the Management Fee would have been 0.91% and the Total Fund Expenses would have been 0.99%.

The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.

(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expenses would have been 2.19% for Select Emerging Markets Fund, 0.86% for Select Aggressive Growth Fund, 1.02% for Select Capital Appreciation Fund, 0.94% for Select Value Opportunity Fund, 1.01% for Select International Equity Fund, 0.84% for Select Growth Fund, 1.14% for Select Strategic Growth Fund, 0.70% for Select Growth and Income Fund and 0.46% for Growth Fund.

(3) Effective November 1, 1999, Delaware International Advisers, Ltd., the investment adviser for the International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces the prior limitation of 0.95% that expired on October 31, 1999. The new limitation will be in effect through April 30, 2000. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.88%. The actual ratio of total annual expenses for the fiscal year which ends on December 31, 1999 will not be determined until after the close of the fiscal year. It is estimated that the ratio of total expenses for this fiscal year will be approximately 0.90%.

(4) A portion of the brokerage commissions that certain funds paid was used to reduce fund expenses. In addition, certain funds, or Fidelity Management & Research Company on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, total operating expenses would have been 0.89% for the Fidelity VIP Overseas Portfolio; 0.57% for the Fidelity VIP Equity-Income Portfolio; 0.63% for the Fidelity VIP II Asset Manager Portfolio and 0.66% for the Fidelity VIP Growth Portfolio.

The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

Expense limitations described above may not include extraordinary expenses, such as litigation.

EXPENSE EXAMPLES. The following examples demonstrate the cumulative expenses which an Owner would pay at 1-year, 3-year, 5-year and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. Because the expenses of the Underlying Funds differ, separate examples are used to illustrate the expenses incurred by an Owner on an investment in the various Sub-Accounts.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND IS NOT A REPRESENTATION OF PAST OR FUTURE RETURNS.

Table (1) If you do not surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

FUNDS                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----                                                        --------   --------   --------   --------
Select Emerging Markets Fund...............................    $36        $111       $187       $387
Select International Equity Fund...........................    $25        $ 76       $130       $277
DGPF International Equity Series...........................    $24        $ 74       $126       $270
Fidelity VIP Overseas Portfolio............................    $24        $ 73       $124       $266
T. Rowe Price International Stock Portfolio................    $25        $ 77       $131       $280
Select Aggressive Growth Fund..............................    $24        $ 74       $126       $270
Select Capital Appreciation Fund...........................    $25        $ 77       $131       $279
Select Value Opportunity Fund..............................    $24        $ 75       $128       $273
Select Growth Fund.........................................    $23        $ 71       $122       $261
Select Strategic Growth Fund...............................    $19        $ 60       $103       $223
Growth Fund................................................    $21        $ 66       $113       $243
Fidelity VIP Growth Portfolio..............................    $18        $ 56       $ 96       $209
Equity Index Fund..........................................    $22        $ 67       $115       $248
Select Growth and Income Fund..............................    $20        $ 63       $108       $232
Fidelity Equity-Income Portfolio...........................    $21        $ 65       $111       $239
Fidelity VIP II Asset Manager Portfolio....................    $22        $ 66       $114       $245
Fidelity VIP High Income Portfolio.........................    $20        $ 61       $105       $226
Investment Grade Income Fund...............................    $21        $ 65       $111       $239
Government Bond Fund.......................................    $18        $ 55       $ 94       $205
Money Market Fund..........................................    $27        $ 81       $139       $295

Table (2) If you surrender* your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming the election of a 10 year period certain option, a 3% AIR, and a 5% net annual return on assets:

FUNDS                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----                                                        --------   --------   --------   --------
Select Emerging Markets Fund...............................    $108       $149       $181       $222
Select International Equity Fund...........................    $ 97       $116       $131       $151
DGPF International Equity Series...........................    $ 96       $114       $128       $146
Fidelity VIP Overseas Portfolio............................    $ 96       $113       $127       $144
T. Rowe Price International Stock Portfolio................    $ 97       $117       $132       $152
Select Aggressive Growth Fund..............................    $ 96       $114       $128       $146
Select Capital Appreciation Fund...........................    $ 97       $117       $132       $152
Select Value Opportunity Fund..............................    $ 96       $115       $130       $148
Select Growth Fund.........................................    $ 95       $112       $124       $141
Select Strategic Growth Fund...............................    $ 99       $121       $139       $162
Growth Fund................................................    $ 91       $102       $109       $118
Fidelity VIP Growth Portfolio..............................    $ 93       $107       $117       $130
Equity Index Fund..........................................    $ 90       $ 98       $103       $110
Select Growth and Income Fund..............................    $ 94       $108       $119       $133
Fidelity Equity-Income Portfolio...........................    $ 92       $104       $113       $124
Fidelity VIP II Asset Manager Portfolio....................    $ 93       $106       $115       $127
Fidelity VIP High Income Portfolio.........................    $ 94       $107       $118       $131
Investment Grade Income Fund...............................    $ 92       $102       $110       $120
Government Bond Fund.......................................    $ 93       $106       $115       $127
Money Market Fund..........................................    $ 90       $ 97       $102       $108

*A surrender is only available if the Payment for a Certain Number of Years option is elected.

                          SUMMARY OF CONTRACT FEATURES

WHAT IS THE ALLMERICA IMMEDIATE ADVANTAGE VARIABLE ANNUITY?

The Allmerica Immediate Advantage Variable Annuity contract ("Contract") is an insurance contract designed to provide you, the Owner, with monthly annuity income during the lifetime of the Annuitant or Joint Annuitants, or for a period of years. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:

    - A menu of investment options that you can customize to support your annuity payments;

    - Underlying Funds managed by experienced professional investment advisers;

    - Income that you can receive for life;

    - Access to your money through withdrawals; and

    - The ability to tailor your income stream by choosing from multiple annuity benefit options and selecting the first date the amount of your payments will change.

You may allocate your Net Payment to the Fixed Income Option or the Variable Income Option, or a combination of both. If you select the Variable Income Option, you may allocate your money to the Sub-Accounts investing in the Underlying Funds. You select the investment allocation most appropriate for your income needs. As those needs change, you may also change your allocation without incurring any tax consequences.

WHAT CHOICES DO I MAKE WHEN I PURCHASE THE CONTRACT?

At the time you apply for the Contract, you choose:

    - the Annuitant(s) and the Beneficiary(ies);

    - the date annuity payments begin, which must be within twelve months of the Contract's Issue Date;

    - the annuity benefit option;

    - whether you want variable annuity payments based on the investment performance of the Underlying Funds (the Variable Income Option), fixed annuity payments with payment amounts guaranteed by the Company (the Fixed Income Option), or a combination of fixed and variable annuity payments;

    - a Change Frequency, if you allocate any portion of the Net Payment to the Variable Income Option (and you may select the first date your annuity payment will change); and

    - one of the available Assumed Investment Returns ("AIR") if you allocate any portion of the Net Payment to the Variable Income Option.

On the Annuity Income Date, you, or the payee you designate, will begin to receive income based on one of the several annuity benefit options available under the Contract.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company (for contracts issued in all jurisdictions except New York) or First Allmerica Financial Life Insurance Company (for contracts issued in New York). Each Contract has an Owner (or Joint Owners), an Annuitant (or Joint Annuitants) and one or more Beneficiaries.

The Annuitant is the person whose life is used to determine the duration of annuity payments involving a life contingency, unless payments are guaranteed for a certain number of years. The Beneficiary is the person, persons or entity entitled to the Death Benefit upon the death of the Owner prior to the Annuity Income Date or remaining annuity payments, if any, upon the death of the Owner on or after the Annuity Income Date. If the contract has Joint Owners and one Owner dies, the surviving Joint Owner is the primary Beneficiary.

HOW MUCH CAN I INVEST?

You may make a single purchase payment to the Contract. This payment is subject to a $75,000 minimum. The maximum single purchase payment is $5,000,000 without our prior approval. No additional payments may be made.

WHAT ARE MY INVESTMENT CHOICES?

You may allocate the Net Payment to the Fixed Income Option, the Variable Income Option, or a combination of both. Once selected, the Income Option may not be changed. If you select the Variable Income Option, you can allocate the Net Payment among the Sub-Accounts investing in the Underlying Funds.

VARIABLE INCOME OPTION: You have a choice of Sub-Accounts investing in the following Underlying Funds:

ALLMERICA INVESTMENT TRUST        FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Select Emerging Markets Fund      Overseas Portfolio
Select International Equity Fund  Equity-Income Portfolio
Select Aggressive Growth Fund     Growth Portfolio
Select Capital Appreciation Fund  High Income Portfolio
Select Value Opportunity Fund     FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Select Growth Fund                Asset Manager Portfolio
Select Strategic Growth Fund      T. ROWE PRICE INTERNATIONAL SERIES, INC.
Growth Fund                       T. Rowe Price International Stock Portfolio
Equity Index Fund                 DELAWARE GROUP PREMIUM FUND, INC.
Select Growth and Income Fund     DGPF International Equity Series
Investment Grade Income Fund
Government Bond Fund
Money Market Fund

FOR A MORE DETAILED DESCRIPTION OF THE UNDERLYING FUNDS, SEE "INVESTMENT OBJECTIVES AND POLICIES."

FIXED INCOME OPTION: If you select the Fixed Income Option, your money will be supported by the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account.

CAN I MAKE TRANSFERS AMONG THE VARIABLE SUB-ACCOUNTS?

If you select the Variable Income Option, you may transfer among the Sub-Accounts investing in the Underlying Funds. You will incur no current taxes on transfers while your money remains in the Contract. See "G. Transfers of Annuity Units" under DESCRIPTION OF THE CONTRACT.

The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25. The automatic rebalancing under an Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of transfer charge in each

Contract year. Each subsequent automatic rebalancing is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

WHAT IF I NEED TO MAKE A WITHDRAWAL?

You have the right to make withdrawals after the Annuity Income Date. The type of withdrawal and the number of withdrawals that may be made each calendar year depends upon whether the annuity benefit option is based upon the life of one or more Annuitants with no guaranteed payments (a "Life Annuity" option), under a life annuity benefit option that in part provides for a guaranteed number of payments (a "Life Annuity with Payment for a Certain Number of Years" or "Life Annuity with Cash Back" option), or an annuity benefit option based on a guaranteed number of payments (a "Payment for a Certain Number of Years" option). Under a Life Annuity option, the Owner may make one Payment Withdrawal each calendar year. Under a Life Annuity with Payment for a Certain Number of Years or a Life Annuity with Cash Back option, the Owner may make one Payment Withdrawal and one Present Value Withdrawal in each calendar year. Under a Payment for a Certain Number of Years option, the Owner may make multiple Present Value Withdrawals each calendar year. For more information, see "H. Withdrawals" under DESCRIPTION OF THE CONTRACT.

WHAT HAPPENS UPON DEATH OF THE OWNER OR THE ANNUITANT?

Before the Annuity Income Date, if an Owner or an Annuitant dies, a death benefit will be paid.

After the Annuity Income Date, if an Owner or an Annuitant dies, we will continue to pay remaining annuity payments, if any, in accordance with the terms of the annuity benefit option selected. See "I. Death Benefit" under DESCRIPTION OF THE CONTRACT.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

We will deduct, on a daily basis, an annual mortality and expense risk charge and administrative expense charge equal to 1.25% and 0.20%, respectively, of the average daily net assets invested in each Fund. The Funds will incur certain management fees and expenses that are described in "Other Charges" and in the Fund prospectuses accompanying this Prospectus. Also, depending upon the state in which you live, a deduction for state and local premium taxes, if any, may be made as described under "B. Premium Taxes" under CHARGES AND DEDUCTIONS.

You may request a withdrawal after the Annuity Income Date. Any withdrawals will result in a calculation by the Company of the present value of future annuity payments. For withdrawals taken within 5 years from the Issue date, an adjustment is made to the Assumed Investment Return ("AIR") you have chosen (in the case of a Variable Income Option) and/or the interest rate (in the case of a Fixed Income Option) used to calculate the present value of the future annuity payments.

The adjustment to the AIR or the interest rate used to determine the Present Value results in lower future annuity payments than if the adjustment had not been made. See "H. Withdrawals" under DESCRIPTION OF THE CONTRACT for additional information.

For more information regarding the charges applied to your Contract, see CHARGES AND DEDUCTIONS.

CAN I EXAMINE THE CONTRACT?

Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ninety days of receipt, the Contract will be canceled. See the "Right to Examine" provision on the cover of your Contract. If you cancel the Contract within ninety days after you received it, you will receive a refund of the Contract Value on the date the Contract is returned to us, plus any premium tax deducted on the Issue Date.

However, if state law requires or if the Contract was issued as an Individual Retirement Annuity ("IRA"), and if you return the Contract within ten days after you have received it, you will receive a refund of the Single Purchase Payment less any annuity payments made and/or withdrawals taken. See "B. Right to Cancel" under DESCRIPTION OF THE CONTRACT.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

    - You may change the Beneficiary, unless you have designated a Beneficiary irrevocably;

    - You may change the person(s) you have designated to receive your annuity payments;

    - If you selected the Variable Income Option, you may make transfers among your current investments without any tax consequences;

    - You may make withdrawals; and

    - You may cancel the Contract within ninety days of delivery.

              DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS,
       THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE, AND DGPF

THE COMPANIES. Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000. Allmerica Financial is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1998, Allmerica Financial had over $14 billion in assets and over $26 billion of life insurance in force.

Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company that, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

First Allmerica Financial Life Insurance Company ("First Allmerica"), organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1998, First Allmerica and its subsidiaries had over $27 billion in combined assets and over $48 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of AFC. First Allmerica's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.

First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Both Allmerica Financial and First Allmerica are charter members of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNTS. Each Company maintains a separate account called Separate Account VA-K (the "Variable Account"). The Variable Account of Allmerica Financial was authorized by vote of our Board of Directors on November 1, 1990. The Variable Account of First Allmerica was authorized by vote of our Board of Directors on November 1, 1990. Each Variable Account is registered with the SEC as a unit investment trust under the 1940 Act. This registration does not involve the supervision or management of investment practices or policies of the Variable Accounts or the Company by the SEC.

Separate Account VA-K is a separate investment account of the Company. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of our general business, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Obligations under the Contracts are our obligations. Under Delaware and Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

We reserve the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts. We also offer other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition the Variable Account may invest in other underlying funds which are not available to the Contracts described in this Prospectus.

ALLMERICA INVESTMENT TRUST. Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Thirteen investment portfolios of the Trust are currently available under the Contract, each issuing a series of shares: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Emerging Markets Fund, Select Strategic Growth Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Select Value Opportunity Fund. Shares of the Trust are not offered to the general public but solely to such variable accounts.

Allmerica Financial Investment Management Services, Inc. ("AFIMS"), an indirect wholly owned subsidiary of First Allmerica, serves as the investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND. Fidelity Variable Insurance Products Fund ("Fidelity VIP") managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the Contract: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.

FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It provides a number of mutual funds and other clients with investment research and portfolio management services.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II. Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion above) is an open-end, diversified management investment company registered with the SEC under the 1940 Act. One of its investment portfolios is available under the
Contract: Fidelity VIP II Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.  T. Rowe Price International
Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming
International, Inc. ("Price-Fleming"), is an open-end, diversified management investment company registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contracts: the T. Rowe Price International Stock Portfolio. One of its affiliates, T. Rowe Price Associates, Inc., serves as the Sub-Adviser to the Select Capital Appreciation Fund.

DELAWARE GROUP PREMIUM FUND, INC. Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance contracts. One investment portfolio is available under the Contract, the International Equity Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International").

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. The Underlying Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SELECT EMERGING MARKETS FUND -- The Select Emerging Markets Fund seeks long-term growth of capital by investing in the world's emerging markets.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means to diversify their own portfolios by participating in companies and economies outside of the United States.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND -- The Select Value Opportunity Fund seeks long-term growth by investing principally in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT GROWTH FUND -- The Select Growth Fund seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT STRATEGIC GROWTH FUND -- The Select Strategic Growth Fund seeks long-term growth of capital by investing primarily in common stocks of established companies.

GROWTH FUND -- The Growth Fund is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

EQUITY INDEX FUND -- The Equity Index Fund seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.

FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.

INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST MEET YOUR INDIVIDUAL NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS. THE INVESTMENT ADVISER OR SUB-ADVISER OF AN UNDERLYING FUND MAY MANAGE OTHER MUTUAL FUNDS THAT HAVE SIMILAR NAMES, GOALS, AND/OR STRATEGIES AS THOSE OF AN UNDERLYING FUND. DESPITE THESE SIMILARITIES, THERE MAY BE DIFFERENCES BETWEEN THE UNDERLYING FUND AND THE OTHER FUND MANAGED BY THE SAME ADVISER, WHICH COULD RESULT IN DIFFERENCES IN THE RISKS AND RETURNS OF THE TWO FUNDS. NO REPRESENTATION IS MADE THAT ANY UNDERLYING FUND IS SIMILAR TO OR DIFFERENT FROM OTHER FUNDS MANAGED BY THE SAME ADVISER. FOR INFORMATION ON AN UNDERLYING FUND, CONSULT ITS PROSPECTUS.

If there is a material change in the investment objective of a Fund, you will be notified of the change. If a portion of your Variable Income Option is allocated to that Fund, you may transfer this amount without charge to another Fund. We must receive your written request within 60 days of the latest of the:

    - effective date of the change in the investment objective or

    - receipt of the notice of your right to transfer.

                          DESCRIPTION OF THE CONTRACT

Subject to certain restrictions discussed below, you have the right:

    - to select the annuity benefit option under which annuity payments are to be made;

    - to determine whether those payments are to be made on a fixed basis (the Fixed Income Option), a variable basis (the Variable Income Option), or a combination fixed and variable basis;

    - to allocate any portion of the Net Payment to the Variable Income Option, and you must choose:

       - how to allocate the Net Payment;

       - a Change Frequency (you may select the first date your annuity payment will change);

       - one of the available Assumed Investment Returns ("AIR") for a Variable Income Option (see "F. Variable Annuity Payments" below for details);

       - to elect how the Beneficiary should receive annuity payments, if any;
        and

       - to receive annuity payments (or designate someone else to receive annuity payments).

A.  SINGLE PURCHASE PAYMENT

You may make a single purchase payment to buy the Contract. This payment is subject to a $75,000 minimum. The maximum single purchase payment is $5,000,000 without our prior approval. No additional payments may be made.

The Company issues the Contract when its underwriting requirements are met. These requirements include receipt of the payment and allocation instructions by the Company at its Principal Office. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of Contracts.

Payments are to be made payable to the Company. The Net Payment is credited to the Contract and allocated as requested as of the date that all issue requirements are properly met. If all issue requirements are not completed within five business days of the Company's receipt of the single purchase payment, the payment will be returned immediately unless the Owner specifically consents to the holding of it pending completion of the outstanding issue requirements.

B.  RIGHT TO CANCEL

If you return the Contract to the Company within 90 days of receipt, the Contract will be cancelled.

If you purchase a Contract intended to qualify as an IRA or if you purchase the Contract in a state that requires a full refund, you may cancel the Contract and receive a refund as specified below.

REFUND WITHIN TEN DAYS OF RECEIPT. If you return the Contract within ten days (or longer if required by law) after you have received it, we will refund the Single Purchase Payment less the total amount of all annuity payments made or withdrawals taken.

REFUND AFTER TEN DAYS BUT WITHIN NINETY DAYS. If you return the Contract after ten days but within ninety days after the Issue Date, we will pay to you the Contract Value as of the date the Contract is returned to us plus any premium tax deducted on the Issue Date.

If you purchase a Contract that is not intended to qualify as an IRA or if you purchase the Contract in a state that does not require a full refund, you may cancel the Contract at any time within 90 days after receipt of the

Contract and receive a refund. If you return the Contract, we will pay to you the Contract Value as of the date the Contract is returned to us plus any premium tax deducted on the Issue Date. This amount may be more or less than the Single Purchase Payment.

At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.

In order to cancel the contract, you must mail or deliver the Contract to the agent through whom it was purchased, to our Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to any local agent of the Company. Mailing or delivery must occur within ten or ninety days, as applicable, after receipt of the Contract for cancellation to be effective. We ordinarily will send you a refund within seven days.

C.  ELECTING THE ANNUITY INCOME DATE

Annuity payments under the Contract will begin on the Annuity Income Date. You select the Annuity Income Date at the time of issue. The Annuity Income Date must be within twelve months of the Contract's Issue Date. You may not select the 29th, 30th or 31st day of the month for the Annuity Income Date.

The Internal Revenue Code (the "Code") and/or the terms of qualified plans may impose limitations on the age at which annuity payments may commence and the type of annuity benefit option that may be elected. You should carefully review the Annuity Income Date and the annuity benefit options with your tax advisor. See also FEDERAL TAX CONSIDERATIONS for further information.

D.  CHOOSING AN INCOME OPTION

You may choose a Fixed Income Option, a Variable Income Option or a combination of Fixed and Variable.

If you select a Fixed Income Option, you must then choose between either the Level Fixed Income Option or the Increasing Fixed Income Option (the Increasing Fixed Income Option may not be available in all states). Any portion of the Net Payment allocated to either Fixed Income Option will become part of our General Account.

The Level Fixed Income Option provides that each monthly annuity payment will be equal to the first (unless a withdrawal is made or as a result of the death of the first Joint Annuitant). The Increasing Fixed Income Option provides level annuity payments that increase on each anniversary of the Annuity Income Date. On such date, the dollar amount of the monthly annuity payment under the Increasing Fixed Income Option will increase by an amount equal to (a) multiplied by (b) where:

    (a) is the dollar amount of the previous annuity payment received under the Increasing Fixed Income Option, proportionately reduced by subsequent withdrawals and/or adjusted as a result of the death of the first Joint Annuitant (see H. Withdrawals) and

    (b) is the Guaranteed Annual Increase Adjustment (you select from the adjustments offered by the Company at the time of purchase, subject to state availability).

If you select a Variable Income Option, you will receive monthly annuity payments based on the value of the Annuity Units in the chosen Sub-Account(s). Since the value of an Annuity Unit in a Sub-Account reflects the investment performance of the Sub-Account, the amount of annuity payments will vary. Under this Contract, you may choose the frequency with which you want annuity payments to vary (the Change Frequency), which may be monthly, quarterly, semi-annually, or annually. The Change Frequency is the frequency that changes due to the Sub-Account's investment performance will be reflected in the dollar value of a variable annuity payment. For example, if a monthly Change Frequency is in effect, payments may vary on a monthly basis. If a quarterly Change Frequency is selected, the amount of each monthly payment may change every three months and will be level within each three month cycle.

The amount of your annuity payment will change for the first time one Change Frequency Cycle after the Issue Date. (For example, if a quarterly Change Frequency is chosen, your annuity payments will change for the first time three months after the Annuity Income Date.) However, if you would like the amount of the payment to change sooner, you can indicate the desired month.

The income option selected must result in an initial payment of at least $100 (a lower amount may be required in certain jurisdictions.) We reserve the right to increase this minimum amount. If the income option selected does not produce an initial payment which meets this minimum, a single payment may be made.

E.  DESCRIPTION OF ANNUITY BENEFIT OPTIONS

The Company currently provides the following annuity benefit options:

LIFE ANNUITY OPTIONS

    - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. Payments cease with the last annuity payment due prior to the Annuitant's death.

    - JOINT LIFE ANNUITY WITH SURVIVOR BENEFIT -- Monthly payments during the Joint Annuitants' lifetimes. Upon the first death, payments will continue to you or the Beneficiary (whichever is applicable) for the survivor's remaining lifetime based on the previously elected level of 100%, two-thirds (66.67%) or one-half (50%) of the total number of Annuity Units for a Variable Income Option or the annuity payment for a Fixed Income Option.

LIFE ANNUITY WITH PAYMENT FOR A CERTAIN NUMBER OF YEARS OPTIONS

    - SINGLE LIFE ANNUITY -- Monthly payments guaranteed for a specified number of years and continuing thereafter during the Annuitant's lifetime. If the Annuitant dies before all guaranteed payments have been made, the remaining payments continue to you or the Beneficiary (whichever is applicable).

    - JOINT LIFE ANNUITY WITH SURVIVOR BENEFIT -- Monthly payments guaranteed for a specified number of years and continuing during the Joint Annuitants' lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime based on the previously elected level of 100%, two-thirds (66.67%) or one-half (50%) of the total number of Annuity Units for a Variable Income Option or the annuity payment for a Fixed Income Option. If the surviving Annuitant dies before all guaranteed payments have been made, the remaining payments continue to you or the Beneficiary (whichever is applicable).

LIFE ANNUITY WITH CASH BACK OPTIONS

    - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. At the Annuitant's death, any excess of the Net Payment, over the total amount of annuity payments made and withdrawals taken, will be paid to you or the Beneficiary (whichever is applicable).

    - JOINT LIFE ANNUITY WITH SURVIVOR BENEFIT -- Monthly payments during the Joint Annuitants' lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime based on the previously elected level of 100%, two-thirds (66.67%) or one-half (50%) of the total number of Annuity Units for a Variable Income Option or the annuity payment for a Fixed Income Option. At the surviving Annuitant's death, any excess of the Net Payment, over the total amount of annuity payments made and withdrawals taken, will be paid to you or the Beneficiary (whichever is applicable).

PAYMENT FOR A CERTAIN NUMBER OF YEARS OPTION

Monthly annuity payments for a chosen number of years ranging from five to thirty, or any other period certain option currently offered by the Company, are available. The Payment for a Certain Number of Years option does not involve a life contingency. In the computation of the annuity payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made.

F.  VARIABLE ANNUITY PAYMENTS

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result of dividing (1) by (2) and subtracting (3) and (4) where:

    (1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

    (2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

    (3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

    (4) is an administrative charge equal to 0.20% on an annual basis of the daily value of the Sub-Account's assets.

THE ANNUITY UNIT AND ANNUITY UNIT VALUE. The Annuity Unit is a measure used to value the monthly annuity payments under a Variable Income Option. The value of an Annuity Unit in each Sub-Account on its inception date was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by the product of:

    (1) a discount factor equivalent to the Assumed Investment Return ("AIR") and

    (2) the Net Investment Factor of the Sub-Account funding the annuity payments for the applicable Valuation Period.

Subject to the chosen Change Frequency, annuity payments will increase if the annualized Net Investment Factor during that period is greater than the AIR and will decrease if it is less than the AIR. Where permitted by law, the Owner may select an AIR of 3%, 5%, or 7%. A higher AIR will result in a higher initial payment. However, subsequent payments will increase more slowly during periods when actual investment performance exceeds the AIR and will decrease more rapidly during periods when investment performance is less than the AIR.

DETERMINATION OF FIRST ANNUITY PAYMENT. The amount of the first periodic variable annuity payment depends on the:

    - annuity benefit option chosen;

    - length of the annuity benefit option elected;

    - age of the Annuitant;

    - gender of the Annuitant (if applicable, see "M. NORRIS Decision"):

    - value of the amount applied under the annuity benefit option;

    - applicable annuity benefit option rates based on the Annuity 2000 Mortality Table; and

    - AIR selected.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. We have Variable Income Option Rates that determine the dollar amount of the first monthly payment under each Variable Income Option for each $1,000 of Net Payment. We calculate this amount assuming there is no change in the Annuity Unit Value. We then divide the amount of the first annuity payment attributable to a particular Sub-Account by the Annuity Unit Value of that Sub-Account to determine the number of Annuity Units credited to your Contract. This number of Annuity Units remains fixed under all annuity benefit options, except Joint and Survivor annuity benefit options that reduce the number of Annuity Units upon the first death. However, the number of variable annuity units under any annuity benefit option could change if transfers or withdrawals are made.

DOLLAR AMOUNT OF FIRST VARIABLE ANNUITY PAYMENT. The dollar amount of the first variable annuity payment will equal the number of Annuity Units of each Sub-Account multiplied by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS. The dollar amount of subsequent variable annuity payments will vary with the Annuity Unit Value of the selected Sub-Account(s) on certain dates. The dollar amount of variable annuity payments remains level until the Date of First Change and within each Change Frequency cycle. On the Date of First Change and as of the start of each Change Frequency cycle, the dollar amount of the variable annuity payment is determined by multiplying the number of Annuity Units of each Sub-Account by the Annuity Unit Value of that Sub-Account on the applicable Valuation Date.

For an illustration of the calculation of a variable annuity payment using a hypothetical example, see "Annuity Payments" in the SAI.

PAYMENT OF ANNUITY PAYMENTS. You will receive the annuity payments unless you request in writing that payments be made to another person, persons, or entity. If you (or, if there are Joint Owners, the surviving Joint Owner) die on or after the Annuity Income Date, the Beneficiary will become the Owner of the Contract. Any remaining guaranteed annuity payments will continue to the Beneficiary in accordance with the terms of the annuity benefit option selected. If there are Joint Owners on or after the Annuity Income Date, upon the first Owner's death, any remaining guaranteed annuity payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit option selected.

If the Annuitant dies on or after the Annuity Income Date, but before all guaranteed annuity payments have been made, any remaining guaranteed payments will continue to be paid to you or the payee you have designated. Upon the death of the Owner, the Beneficiary will become the Owner. The Beneficiary may elect to receive in a single sum the Present Value of any remaining guaranteed annuity payments. For discussion of Present Value calculation, see "Calculation of Present Value" below.

G.  TRANSFERS OF ANNUITY UNITS

You may transfer among the available Sub-Accounts upon written or telephone request to us. Transfers may be made (a) before the Annuity Income Date and before the death of an Owner or an Annuitant; or (b) after the Annuity Income Date and as long as annuity payments are payable under the annuity benefit option selected. A properly completed authorization form must be on file before telephone requests will be honored. See "K. Telephone Authorization" under DESCRIPTION OF THE CONTRACT for more information. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Unit Value next computed after receipt of the transfer request.

Currently, we do not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, we reserve the right to assess a charge, guaranteed never to exceed $25, to reimburse us for the expense of processing transfers. The automatic rebalancing under an Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of transfer charge in each Contract year. Each subsequent automatic rebalancing is without charge and does not reduce the remaining number of transfers which may be made free of charge in that Contract year.

Any transfer made because of a material change in the investment objective of a Sub-Account will not count towards the 12 free transfers, nor will we charge you a transfer fee. As of the date of this Prospectus, transfers may be made to all of the Sub-Accounts. However, we reserve the right to establish and impose reasonable rules restricting transfers. All transfers are subject to our consent.

AUTOMATIC ACCOUNT REBALANCING. You may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with your specified percentage allocations. Each rebalancing will result in a change in the number of Annuity Units. As frequently as you elect, we will review the percentage allocations in the Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made.

Automatic Account Rebalancing will continue until we receive and record your request to terminate.

H.  WITHDRAWALS

WITHDRAWALS AFTER THE ANNUITY INCOME DATE FROM QUALIFIED AND NON-QUALIFIED CONTRACTS MAY HAVE ADVERSE TAX CONSEQUENCES. BEFORE MAKING A WITHDRAWAL, PLEASE CONSULT WITH YOUR TAX ADVISOR AND SEE FEDERAL TAX CONSIDERATION, "C. TAX ON WITHDRAWALS."

You have the right, based on the annuity benefit option selected, to make withdrawals. Withdrawals may be made (a) before the Annuity Income Date and before the death of an Owner or an Annuitant, or (b) after the Annuity Income Date and as long as annuity payments are payable under the annuity benefit option selected. Two withdrawal options may be available to you: a Payment Withdrawal Amount option or a Present Value Withdrawal option.

The Owner must submit to the Principal Office a signed, written request indicating the desired dollar amount of the withdrawal. If the amount requested is greater than the maximum amount that may be withdrawn at that time, the Company will allow the withdrawal only up to the maximum amount. The minimum amount of a withdrawal is $100. Any withdrawal is normally payable within seven days following our receipt of the withdrawal request.

The type of withdrawal and the number of withdrawals that may be made each calendar year depends upon whether the annuity benefit option is based upon the life of one or more Annuitants with no guaranteed payments (a "Life Annuity" option), under a life annuity benefit option that in part provides for a guaranteed number of payments (a "Life Annuity with Payment for a Certain Number of Years" or Life Annuity with Cash Back" option), or an annuity benefit option based on a guaranteed number of payments (a "Payment for a Certain Number of Years" option).

-WITHDRAWALS UNDER LIFE ANNUITY OPTIONS

 The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity payment multiplied by ten
 (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity payments.

-WITHDRAWALS UNDER LIFE ANNUITY WITH PAYMENT FOR A CERTAIN NUMBER OF YEARS OR
 LIFE ANNUITY WITH CASH BACK OPTIONS

 The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity payment multiplied by ten
 (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity payments.

 The Owner may make one Present Value Withdrawal in each calendar year, if there are remaining GUARANTEED annuity payments. The amount of each Present Value Withdrawal represents a percentage of the present value of the remaining guaranteed annuity payments. Each year a Present Value Withdrawal is taken, the Company records the percentage of the present value of the then remaining guaranteed annuity payments that was withdrawn. The total percentage withdrawn over the life of the Contract cannot exceed 75%. This means that each Present Value Withdrawal is limited by the REMAINING AVAILABLE PERCENTAGE. (For example, assume that in year three the Owner withdraws 15% of the then current present value of the remaining guaranteed annuity payments. In year seven, the Owner withdraws 20% of the then present value of the remaining guaranteed annuity payments. After year seven, the Owner may make Present Value Withdrawal(s) of up to 40% (75%-35%) of the present value of any remaining guaranteed annuity payments.)

 Under a Life Annuity with Payment for a Certain Number of Years or Life Annuity with Cash Back option, if the Annuitant is still living after the guaranteed annuity payments have been made, the number of Annuity Units or dollar amount applied to future annuity payments will be restored as if no Present Value Withdrawal(s) had taken place. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," below.

-WITHDRAWALS UNDER PAYMENT FOR CERTAIN NUMBER OF YEARS OPTIONS

 The Owner may make multiple Present Value Withdrawals in each calendar year, up to 100% of the present value of the guaranteed annuity payments. Withdrawal of 100% of the present value of the guaranteed annuity payments will result in termination of the Contract.

The amount of each Payment Withdrawal or Present Value Withdrawal represents a portion of the present value of the remaining annuity payments or remaining guaranteed annuity payments, respectively, and proportionately reduces the number of Annuity Units (under a variable income option) or dollar amount (under a fixed income option) applied to future annuity payments. Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments. See "Calculation of Proportionate Reduction," below. The present value is calculated with a discount rate that will include an additional charge if a withdrawal is taken within 5 years of the Issue Date. See "Calculation of Present Value," below.

CALCULATION OF PROPORTIONATE REDUCTION. Each Payment Withdrawal proportionately reduces the number of Annuity Units applied to each future variable annuity payment or the dollar amount applied to each future fixed annuity payment. Each Present Value Withdrawal proportionately reduces the number of Annuity Units applied to each future guaranteed variable annuity payment or the dollar amount applied to each future guaranteed fixed annuity payment. Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments.

-PAYMENT WITHDRAWALS. Payment Withdrawals are available under Life Annuity, Life
 Annuity with Payment for a Certain Number of Years, or Life Annuity with Cash Back options. The Owner may make one Payment Withdrawal in each calendar year.

 Under a variable income option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable annuity payment (determined immediately prior to the withdrawal) by the following fraction:

                        Amount of the variable withdrawal
                    ------------------------------------------
                 Present Value of all remaining variable annuity
                   payments immediately prior to the withdrawal

 Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity payments.

 Under a fixed income option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining fixed annuity payments.

 If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

-PRESENT VALUE WITHDRAWALS. Present Value Withdrawals are available under Life
 Annuity with Payment for a Certain Number of Years or Life Annuity with Cash Back options (the Owner may make one Present Value Withdrawal in each calendar year, if there are remaining guaranteed annuity payments) and under Payment for a Certain Number of Years options (the Owner may make multiple Present Value Withdrawals in each calendar year).

 Under a variable income option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable guaranteed annuity payment (determined immediately prior to the withdrawal) by the following fraction:

                        Amount of the variable withdrawal
                -------------------------------------------------
              Present value of remaining guaranteed variable annuity
                   payments immediately prior to the withdrawal

 Under a fixed income option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining guaranteed fixed annuity payments.

 Because each variable annuity payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower variable annuity payments with respect to the guaranteed payments. Under a fixed income option, the proportionate reduction will result in lower fixed annuity payments with respect to the guaranteed payments. However, under a Life Annuity with Payments for a Certain Number of Years option or Life Annuity with Cash Back option, if the Annuitant is still living after the guaranteed number of annuity payments has been made, the number of Annuity Units or dollar amount of future annuity payments will be restored as if no Present Value Withdrawal(s) had taken place.

 If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

CALCULATION OF PRESENT VALUE. When a withdrawal is taken, the present value of future annuity payments is calculated based an assumed mortality table and a discount rate. The mortality table that is used will be equal to the mortality table used at the time of annuitization to determine the annuity payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate). The discount rate is the AIR (for a variable income option) or the interest rate (for a fixed income option) that was used at the time of annuitization to determine the annuity payments. If a withdrawal is made within 5 years of the Issue Date, the discount rate is increased by one of the following charges ("Withdrawal Adjustment Charge"):

    - 15 or more years of annuity payments being valued --                 1.00%

    - 10-14 years of annuity payments being valued --                      1.50%

    - Less than 10 years of annuity payments being valued --               2.00%

The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For each Payment Withdrawal, the number of years of annuity payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity payments (currently the Annuity 2000 Mortality Table).

Because the impact of the Withdrawal Adjustment Charge will depend on the type of the withdrawal taken, you should carefully consider the following before making a withdrawal (especially if you are making the withdrawal under a Life with Payment for a Certain Number of Years or Life Annuity with Cash Back option):

    - For a Payment Withdrawal, the present value calculation (including any applicable adjustments to the discount rate) affects the proportionate reduction of the remaining number of Annuity Units (under a variable income option) or dollar amount (under a fixed income option), applied to each future annuity payment, as explained in "Calculation of Proportionate Reduction -- Payment Withdrawals," above. If a Withdrawal Adjustment Charge applies, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future annuity payment. This will result in lower future annuity payments, all other things being equal.

    - For a Present Value Withdrawal, the discount factor is used in determining the maximum amount that can be withdrawn under the present value calculation. If a Withdrawal Adjustment Charge applies, the discount factor will be higher, and the maximum amount that can be withdrawn will be lower. In addition, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future guaranteed annuity payment. This will result in lower future annuity payments with respect to the guaranteed payments, all other things being equal. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," above.

For examples comparing a Payment Withdrawal and a Present Value Withdrawal, see APPENDIX B -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS.

I.  DEATH BENEFIT

DEATH OF AN OWNER OR AN ANNUITANT BEFORE THE ANNUITY INCOME DATE

If an Owner or an Annuitant dies before the Annuity Income Date, we will pay a death benefit equal to the Contract Value determined as of the Valuation Date on which we receive due proof of death. The death benefit will be paid to the Owner of the Contract. If there is no Owner or Joint Owner, we will pay the death benefit to the Beneficiary.

PAYMENT OF THE DEATH BENEFIT

Unless you have specified otherwise, the death benefit generally will be paid in one lump sum after receipt at the Principal Office of due proof of death. Instead of payment in one lump sum, the person entitled to the death benefit may, by written request, elect to receive a life annuity or an annuity for a certain number of years not extending beyond such person's life expectancy with annuity payments beginning no later than one year from the date of death.

THE SPOUSE OF THE DECEASED OWNER AS BENEFICIARY

The deceased Owner's spouse, if named as the sole Beneficiary, may by written request continue the Contract in lieu of receiving the death benefit upon the death of the Owner. Upon such election, the spouse becomes the Owner and Annuitant. As of the date of such election, annuity payments will be adjusted to reflect any change of Annuitant and Annuity Income Date. The new Annuity Income Date must be within twelve months of the Issue Date. Any subsequent spouse of the new Owner, if named as the Beneficiary, may not continue this Contract.

DEATH OF THE OWNER OR THE ANNUITANT AFTER THE ANNUITY INCOME DATE

If the Owner or the Annuitant dies after the Annuity Income Date, we will pay the remaining annuity payments, if any, in accordance with the terms of the annuity benefit option selected. Any remaining annuity payments will be paid to the Owner of the Contract. If there is no Owner or Joint Owner, then the Beneficiary will receive the payments and become the Owner of the Contract. The Beneficiary may elect to receive the Present Value of any remaining payments in one lump sum.

J.  GENERAL RESTRICTIONS ON PAYMENTS

For purposes of making annuity payments or payment of other benefits based on the value of a Sub-Account, the value of an Annuity Unit is determined as of the end of a Valuation Date, which is currently 4:00 p.m., Eastern time. Withdrawals, transfers, or payment of a death benefit from amounts under a Variable Income Option are usually paid within seven days of a request in proper form or, in the case of a death benefit, after we have received all necessary documentation. We reserve the right to defer withdrawals or transfers of amounts allocated to the Company's General Account for a period not to exceed six months. Deferred amounts will receive interest during the deferral period at a rate of at least 3%.

We reserve the right to defer payment on withdrawals, transfers, or payment of a death benefit from amounts in each Sub-Account in any period during which:

    - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays;

    - the SEC has by order permitted such suspension; or

    - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a Sub-Account is not reasonably practicable.

K.  TELEPHONE AUTHORIZATION

In order for the Owner to be able to initiate transactions over the telephone, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded.

L.  ASSIGNMENT

The Contract may not be assigned.

M.  NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on unisex rates.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF.

A.  VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. We assess a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks we have assumed. The mortality risk arises from our guarantee that we will make annuity payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity benefit option selected), no matter how long the Annuitant lives and no matter how long all Annuitants as a class live. The mortality charge is deducted for any annuity benefit option selected on all Contracts, including those that do not involve a life contingency, even though we do not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from our guarantee that the charges we make will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, we will absorb the losses. To the extent this charge results in a profit to us, such profit will be available for use by us for, among other things, the payment of distribution, sales and other expenses.

The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. This charge may not be increased.

ADMINISTRATIVE EXPENSE CHARGE. We assess each Sub-Account with a daily charge at an annual rate of 0.20% of the average daily net assets of the Sub-Account. The daily Administrative Expense Charge is assessed to help defray administrative expenses incurred in the administration of the Sub-Account.

Deductions for the Administrative Expense Charge are designed to reimburse us for the cost of administration and related expenses. The administrative functions and expense assumed by us in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

EXPENSES OF THE UNDERLYING FUNDS. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. These fees and expenses may vary each year. They are not fixed or specified under the terms of the Contract, and they are not the responsibility of the Company. The prospectuses and SAI's of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF contain additional information concerning expenses of the Underlying Funds.

B.  PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. We assess a charge for state and municipal premium taxes, when applicable, and deduct the amount paid as a premium tax charge. Our current practice is to deduct the premium tax charge when the Single Purchase Payment is received.

C.  TRANSFER CHARGE

We currently do not charge for processing transfers. We guarantee that the first 12 transfers in a Contract year will be free of transfer charge, but reserve the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse us for the expense of processing transfers. For more information, see "G. Transfers of Annuity Units" under DESCRIPTION OF THE CONTRACT.

D.  WITHDRAWAL ADJUSTMENT CHARGE

After the Issue Date, each calendar year the Owner may withdraw a portion of the present value of either all future annuity payments or future guaranteed annuity payments. If a withdrawal is made within 5 years of the Issue Date, the AIR or interest rate used to determine the annuity payments is increased by one of the following adjustments:

    15 or more years of annuity payments being valued --               1.00%
    10-14 years of annuity payments being valued --                    1.50%
    Less than 10 years of annuity payments being valued --             2.00%

The adjustment to the AIR or interest rate used to determine the present value results in lower future annuity payments, and may be viewed as a charge under the Contract. The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For each Payment Withdrawal, the number of years of annuity payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate).

For more information see "H. Withdrawals", under DESCRIPTION OF THE CONTRACT.

                           FEDERAL TAX CONSIDERATIONS

The following is a general discussion of the federal income tax consequences of investing in this Contract. It is based upon the Company's understanding of current U.S. federal tax laws and does not address any state or local tax issues. THE DISCUSSION IS NOT INTENDED TO BE COMPLETE, NOR IS IT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR OWN CIRCUMSTANCES, INCLUDING ANY POSSIBLE APPLICATION OF SPECIAL RULES NOT DISCUSSED HERE.

The Company intends to assess a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

A.  ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs and for providing a series of periodic payments for life or a fixed number of years. Congress has provided special rules in the Internal Revenue Code ("Code") for how you will be taxed on these periodic payments. There are also special rules for withdrawals from an annuity that are not in the form of periodic payments. The rules may apply differently to Qualified Contracts (a retirement plan which meets the requirements of Code Sections 401, 403, 408 or 408A) and to Non-Qualified Contracts.

As the Contract Owner, you may be taxed when a distribution occurs, either as an annuity payment or as a withdrawal.

B.  TAX ON ANNUITY PAYMENTS

When amounts are received as annuity payments, a portion of each annuity payment is treated as a partial return of your single purchase payment and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your single purchase payment are fully includible in income.

The Code imposes a penalty tax of 10% of the amount includible in income upon certain distributions from annuity contracts occurring before the owner reaches age 59 1/2. One of the exceptions from this penalty applies to amounts received as annuity payments under an immediate annuity. To qualify as an immediate annuity, a contract must, among other things, provide for a series of substantially equal periodic payments during the annuity period, and must have an annuity starting date (that is, the Annuity Income Date) that is no later than one year from the contract's issue date. We believe that the Contract should be treated as an immediate annuity, so there should be no penalty applicable to amounts paid as annuity payments, regardless of the age of the Contract Owner.

C.  TAX ON WITHDRAWALS

WITHDRAWALS BEFORE THE ANNUITY INCOME DATE

When you make a withdrawal, the amount you receive will not be divided into taxable and non-taxable portions in the same way as an annuity payment. Withdrawals will be includible to the extent of the earnings in your Contract. These distributions may also be subject to a penalty tax equal to 10% of the amount that is includible in income. Some distributions are exempt from the 10% penalty tax, including: (1) distributions paid on or after you reach age 59 1/2;
(2) distributions paid on or after your death; and (3) distributions paid if you become disabled (as defined in the Code). All Non-Qualified contracts issued by the Company to you during the same calendar year will be aggregated to determine the taxable amount of any withdrawal.

WITHDRAWALS AFTER THE ANNUITY INCOME DATE

The Code does not specifically address refunds or withdrawals from immediate annuity contracts. The Internal Revenue Service ("IRS") has issued one private letter ruling concluding that the right to make these withdrawals does not prevent an annuity contract from qualifying as an immediate annuity. However, the ruling does not clearly state the effect of an actual withdrawal on the tax treatment of annuity payments made before and after the withdrawal. If, as a result of a withdrawal, distributions from a Contract after the annuity starting date were not substantially equal, there is a risk that the Contract could fail to qualify as an immediate annuity. In that case, the portion includible in income of each annuity payment received prior to your attaining age 59 1/2 would be subject to a 10% penalty tax (unless another exception to the penalty tax is applied). While we currently believe that a withdrawal will not adversely affect the favorable tax treatment of annuity payments received before or after the withdrawal and we intend to perform our tax reporting functions accordingly, there can be no assurance that the IRS will not take a contrary position. You should obtain competent tax advice prior to making a withdrawal from your Contract.

It is possible that the IRS will take the view that when withdrawals are taken after the Annuity Income Date, all amounts received by the taxpayer are taxable at ordinary income rates as amounts "not received as an annuity." In addition, such amounts may be taxable to the recipient without regard to the Owner's investment in the Contract or any investment gain that might be present in the current annuity value.

For example, assume that a Contract Owner with a Contract Value of $100,000 of which $90,000 is comprised of investment in the Contract and $10,000 is investment gain, makes a withdrawal of $20,000 after the Annuity Income Date. Under this view, the Contract Owner would pay income taxes on the entire $20,000 amount in that tax year. For some taxpayers, additional tax penalties may also apply.

These distributions may also be subject to a penalty tax equal to 10% of the amount that is includible in income. Some distributions are exempt from the 10% penalty tax, including: (1) distributions paid on or after you reach age 59 1/2;
(2) distributions paid on or after your death; and (3) distributions paid if you become disabled (as defined in the Code).

OWNERS OF QUALIFIED AND NON-QUALIFIED CONTRACTS SHOULD CONSIDER CAREFULLY THE TAX IMPLICATIONS OF ANY WITHDRAWAL REQUESTS AND THEIR NEED FOR CONTRACT FUNDS PRIOR TO THE EXERCISE OF THE WITHDRAWAL RIGHT. CONTRACT OWNERS SHOULD ALSO CONTACT THEIR TAX ADVISORS PRIOR TO MAKING ANY WITHDRAWALS.

D.  EXCHANGES

You may exchange another annuity contract to acquire a Contract. For tax purposes, the contract Issue Date will be the purchase date of the annuity contract you exchange. Accordingly, in order for your Contract to qualify as an immediate annuity, your Annuity Income Date must be no later than one year after the purchase date of the contract you are exchanging.

If you exchange your Contract in exchange for another annuity contract with the same Annuitant and Owner, the exchange will generally be treated as a tax-free exchange. An exchange for a contract with a different Annuitant or Owner would generally be treated as a taxable exchange.

E.  TAX WITHHOLDING

The Company is required to withhold taxes from any payment made from Non-Qualified and Qualified Contracts, including IRAs, unless you direct otherwise. You may not direct the Company to refrain from withholding taxes on certain distributions from a Qualified Contract that is part of a retirement plan under

Code Section 401 or 403. In addition, the Company is required to report distributions from both Qualified and Non-Qualified Contracts to the IRS.

F.  DIVERSIFICATION AND CONTROL OF UNDERLYING ASSETS

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract. The Underlying Funds have committed to us that they will comply with these requirements.

In addition, Treasury regulations provide that a contract may not be treated as an annuity contract for tax purposes if the contract owner has control over the assets underlying the contract. The IRS has not yet issued guidance on whether the degree of control you exercise over the underlying investments could cause you to be considered the owner of the Fund shares. If you, rather than the Company, were considered the owner of the Fund shares, your Contract would not be treated as an annuity. We believe that we will be the owner of the Fund shares for tax purposes; however, future IRS guidance may affect this conclusion and may have retroactive effect. This may affect whether the Underlying Funds will be able to continue to operate as described in the Funds' prospectus. Moreover, we reserve the right, but have no obligation, to modify the Contracts as we deem necessary or appropriate to ensure that the Contracts continue to qualify as annuities for tax purposes.

                             STATEMENTS AND REPORTS

You are sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, but possibly as frequent as quarterly, we will furnish a statement to you containing information about your Contract, including information as required by applicable law, rules and regulations. We will also send a confirmation statement to you each time a transaction is made. (Certain transactions made under recurring payment plans such as Automatic Account Rebalancing may in the future be confirmed quarterly rather than by immediate confirmations.) You should review the information in all statements carefully. All errors or corrections must be reported to us immediately to assure proper crediting to the Contract. We will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless you notify the Principal Office in writing within 30 days after receipt of the statement.

                                     LOANS

Loans will not be permitted under this contract.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to:
(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of our separate accounts or sub-accounts having assets of the same class; (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law;
(3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act; (4) to substitute the shares of any other registered investment company or other investment medium for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if we determine that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account; (5) to change the methodology for determining the Net Investment Factor; and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described above be made without notice to you in accordance with the 1940 Act.

We also reserve the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new underlying fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis which we will determine.

Shares of the Underlying Funds also are issued to the separate accounts of the Company and our affiliates which issue variable life contracts ("mixed funding"). Shares of the Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although neither we nor any of the underlying investment companies currently foresee any such disadvantages to either variable life owners or variable annuity owners, we and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the attendant expenses.

If any of these substitutions or changes is made, we may endorse the Contracts to reflect the substitution or change, and will notify you of all such changes. If we deem it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or our other separate accounts.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

We reserve the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give you the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.

                                 VOTING RIGHTS

We will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from you. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to us. Shares for which no timely instructions are received will be voted in proportion to the instructions that are received. We also will vote shares in a Sub-Account that we own and which are not attributable to the Contract in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result we determine that we are permitted to vote shares in our own right, whether or not such shares are attributable to the Contract, we reserve the right to do so.

The number of votes that you may cast will be determined by us as of the record date established by the Underlying Fund. The number of Underlying Fund shares will be determined by dividing the reserve held in each Sub-Account for the Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.

                                  DISTRIBUTION

The Contracts offered by this Prospectus may be purchased from representatives of Allmerica Investments, Inc., a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is also the principal underwriter and distributor and is an indirect wholly owned subsidiary of First Allmerica. The Contract also may be purchased from certain independent broker-dealers that are NASD members.

We pay commissions, not to exceed 5.0% of payments, to registered representatives of Allmerica Investments, Inc. Alternative commission schedules are available with varying initial commission amounts based on the Single Purchase Payment, plus ongoing annual compensation of up to 4% of annuity payments.

We intend to recoup commissions and other sales expenses through anticipated profits from our General Account, which may include amounts derived from mortality and expense risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to you or to the Variable Account. You may direct any inquiries to your financial representative or to Annuity Client Services, Allmerica Financial Life Insurance and Annuity Company, 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-723-6550.

                                    SERVICES

We receive fees from the investment advisers or other service providers of certain Funds in return for providing certain services to Owners. Currently, we receive service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares of such Funds held by the Variable Account. With respect to the T. Rowe Price International Stock Portfolio, we receive service fees at an annual rate of 0.15% of the aggregate net asset value of shares held by the Variable Account. We may in the future render services for which we will receive compensation from the investment advisers or other service providers of other Funds.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

                              YEAR 2000 COMPLIANCE

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of our computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

Based on a third party assessment, we determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. We have completed the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on our operations. Specifically, we could experience, among other things, an interruption in our ability to collect and process premiums, process claim payments, safeguard and manage our invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and our financial position.

We are engaged in formal communications with all of our suppliers to determine the extent to which we are vulnerable to those third parties' failure to remediate their own Year 2000 issue. Our total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with our involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which our systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with our systems, would not have material adverse effect on us. We do not believe that we have material exposure to contingencies related to the Year 2000 issue for the products we have sold. Although we do not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

The cost of the Year 2000 project is being expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. We and our affiliates have incurred and expensed approximately $59 million related to the assessment, plan development and substantial completion of the Year 2000 project, through June 30, 1999. The total remaining cost of the project is estimated between $10-20 million.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-K

                                                        YEAR ENDED DECEMBER 31,
                               --------------------------------------------------------------------------
SUB-ACCOUNTS                     1998       1997       1996       1995       1994       1993       1992
------------                     ----       ----       ----       ----       ----       ----       ----
SELECT INTERNATIONAL EQUITY
  FUND
Accumulation Unit Value:
  Beginning of Period........     1.398      1.355      1.127      0.956      1.000       N/A        N/A
  End of Period..............     1.605      1.398      1.355      1.127      0.956       N/A        N/A
Units Outstanding at End of
  Period (in thousands)......   130,011    115,585     77,485     37,680     12,530       N/A        N/A
DGPF INTERNATIONAL EQUITY
  SERIES
Accumulation Unit Value:
  Beginning of Period........     1.596      1.519      1.284      1.143      1.129     1.000        N/A
  End of Period..............     1.736      1.596      1.519      1.284      1.143     1.129        N/A
Units Outstanding at End of
  Period (in thousands)......    68,279     62,134     44,416     34,692     26,924     6,681        N/A
FIDELITY VIP OVERSEAS
  PORTFOLIO
Accumulation Unit Value:
  Beginning of Period........     1.632      1.484      1.330      1.230      1.226     0.906      1.030
  End of Period..............     1.814      1.632      1.484      1.330      1.230     1.226      0.906
Units Outstanding at End of
  Period (in thousands)......    59,052     56,689     63,050     65,256     59,774    25,395      6,728
T. ROWE PRICE INTERNATIONAL
  STOCK PORTFOLIO
Accumulation Unit Value:
  Beginning of Period........     1.222      1.203      1.064      1.000        N/A       N/A        N/A
  End of Period..............     1.396      1.222      1.203      1.064        N/A       N/A        N/A
Units Outstanding at End of
  Period (in thousands)......    68,367     59,832     35,915     10,882        N/A       N/A        N/A
SELECT AGGRESSIVE GROWTH FUND
Accumulation Unit Value:
  Beginning of Period........     2.305      1.970      1.686      1.292      1.342     1.139      1.000
  End of Period..............     2.513      2.305      1.970      1.686      1.292     1.342      1.139
Units Outstanding at End of
  Period (in thousands)......   125,758    106,790     89,974     70,349     54,288    26,158      2,019
SELECT CAPITAL APPRECIATION
  FUND
Accumulation Unit Value:
  Beginning of Period........     1.670      1.482      1.383      1.000        N/A       N/A        N/A
  End of Period..............     1.875      1.670      1.482      1.383        N/A       N/A        N/A
Units Outstanding at End of
  Period (in thousands)......    80,048     70,932     52,927     16,096        N/A       N/A        N/A
SELECT VALUE OPPORTUNITY FUND
Accumulation Unit Value:
  Beginning of Period........     1.945      1.580      1.249      1.075      1.167     1.000        N/A
  End of Period..............     2.011      1.945      1.580      1.249      1.075     1.167        N/A
Units Outstanding at End of
  Period (in thousands)......    99,750     85,126     60,145     43,433     33,049     9,902        N/A

                                                        YEAR ENDED DECEMBER 31,
                               --------------------------------------------------------------------------
SUB-ACCOUNTS                     1998       1997       1996       1995       1994       1993       1992
------------                     ----       ----       ----       ----       ----       ----       ----
SELECT GROWTH FUND
Accumulation Unit Value:
  Beginning of Period........     2.001      1.514      1.259      1.024      1.055     1.058      1.000
  End of Period..............     2.671      2.001      1.514      1.259      1.024     1.055      1.058
Units Outstanding at End of
  Period (in thousands)......   121,005     96,643     62,633     47,078     38,415    26,064      3,039
GROWTH FUND
Accumulation Unit Value:
  Beginning of Period........     2.336      1.894      1.599      1.221      1.236     1.175      1.111
  End of Period..............     2.748      2.336      1.894      1.599      1.221     1.236      1.175
Units Outstanding at End of
  Period (in thousands)......   164,914    156,173    135,573    116,008    102,399    72,609     34,373
FIDELITY VIP GROWTH PORTFOLIO
Accumulation Unit Value:
  Beginning of Period........     2.608      2.143      1.895      1.419      1.440     1.224      1.135
  End of Period..............     3.586      2.608      2.143      1.895      1.419     1.440      1.224
Units Outstanding at End of
  Period (in thousands)......   149,009    148,211    142,450    116,485     90,717    49,136     18,253
EQUITY INDEX FUND
Accumulation Unit Value:
  Beginning of Period........     2.581      1.977      1.640      1.221      1.266     1.135      1.074
  End of Period..............     3.265      2.581      1.977      1.640      1.221     1.226      1.135
Units Outstanding at End of
  Period (in thousands)......   107,625     85,344     57,428     39,534     29,176    22,466      9,535
SELECT GROWTH AND INCOME FUND
Accumulation Unit Value:
  Beginning of Period........     1.978      1.638      1.370      1.066      1.074     0.987      1.000
  End of Period..............     2.270      1.978      1.638      1.370      1.066     1.074      0.987
Units Outstanding at End of
  Period (in thousands)......   119,107    103,543     82,434     63,841     51,098    31,846      4,711
FIDELITY VIP EQUITY-INCOME
  PORTFOLIO
Accumulation Unit Value:
  Beginning of Period........     2.824      2.236      1.185      1.490      1.412     1.211      1.051
  End of Period..............     3.107      2.824      2.236      1.185      1.490     1.412      1.211
Units Outstanding at End of
  Period (in thousands)......   187,989    180,001    167,000    139,145    104,356    61,264     17,855
FIDELITY VIP II ASSET MANAGER
  PORTFOLIO
Accumulation Unit Value:
  Beginning of Period........     1.514      1.273      1.127      0.977      1.000       N/A        N/A
  End of Period..............     1.717      1.514      1.273      1.127      0.977       N/A        N/A
Units Outstanding at End of
  Period (in thousands)......    69,704     55,551     42,415     33,444     20,720       N/A        N/A

                                                        YEAR ENDED DECEMBER 31,
                               --------------------------------------------------------------------------
SUB-ACCOUNTS                     1998       1997       1996       1995       1994       1993       1992
------------                     ----       ----       ----       ----       ----       ----       ----
FIDELITY VIP HIGH INCOME
  PORTFOLIO
Accumulation Unit Value:
  Beginning of Period........     2.272      1.958      1.743      1.465      1.510     1.270      1.047
  End of Period..............     2.142      2.272      1.958      1.743      1.465     1.510      1.270
Units Outstanding at End of
  Period (in thousands)......    97,829     76,343     53,956     38,042     27,041    13,583      3,625
INVESTMENT GRADE INCOME FUND
Accumulation Unit Value:
  Beginning of Period........     1.530      1.418      1.390      1.073      1.250     1.145      1.073
  End of Period..............     1.629      1.530      1.418      1.390      1.196     1.250      1.145
Units Outstanding at End of
  Period (in thousands)......   102,088     86,816     79,054     69,168     57,454    48,488     15,428
GOVERNMENT BOND FUND
Accumulation Unit Value:
  Beginning of Period........     1.384      1.311      1.285      1.152      1.179     1.112      1.075
  End of Period..............     1.469      1.384      1.311      1.285      1.152     1.179      1.112
Units Outstanding at End of
  Period (in thousands)......    48,930     35,261     30,921     31,710     32,519    60,265     29,844
MONEY MARKET FUND
Accumulation Unit Value:
  Beginning of Period........     1.214      1.167      1.124      1.077      1.051     1.035      1.013
  End of Period..............     1.262      1.214      1.167      1.124      1.077     1.051      1.035
Units Outstanding at End of
  Period (in thousands)......   128,730     91,676     92,354     69,311     37,668    30,815     30,778

No information is shown above for Select Strategic Growth Fund and Select Emerging Markets Fund because these Sub-Accounts commenced operations after December 31, 1998.

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VA-K

SUB-ACCOUNTS                                            1998       1997       1996       1995       1994
------------                                            ----       ----       ----       ----       ----
SELECT INTERNATIONAL EQUITY FUND
Accumulation Unit Value:
  Beginning of Period...............................    1.398      1.355      1.128      0.956      1.000
  End of Period.....................................    1.605      1.398      1.355      1.128      0.956
Number of Units Outstanding at End of Period (in
  thousands)........................................    9,713      8,076      5,068      2,093        446
DGPF INTERNATIONAL EQUITY SERIES
Accumulation Unit Value:
  Beginning of Period...............................    1.387      1.319      1.115      0.993      1.000
  End of Period.....................................    1.508      1.387      1.319      1.115      0.993
Number of Units Outstanding at End of Period (in
  thousands)........................................    4,148      3,266      2,023      1,304        667
FIDELITY VIP OVERSEAS PORTFOLIO
Accumulation Unit Value:
  Beginning of Period...............................    1.298      1.180      1.058      0.978      1.000
  End of Period.....................................    1.443      1.298      1.180      1.058      0.978
Number of Units Outstanding at End of Period (in
  thousands)........................................    4,358      3,601      3,114      2,804      1,697
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
Accumulation Unit Value:
  Beginning of Period...............................    1.222      1.203      1.064      1.000        N/A
  End of Period.....................................    1.396      1.222      1.203      1.064        N/A
Number of Units Outstanding at End of Period (in
  thousands)........................................    5,670      4,536      2,506        542        N/A
SELECT AGGRESSIVE GROWTH FUND
Accumulation Unit Value:
  Beginning of Period...............................    1.825      1.560      1.335      1.023      1.000
  End of Period.....................................    1.989      1.825      1.560      1.335      1.023
Number of Units Outstanding at End of Period (in
  thousands)........................................   10,282      7,947      5,681      2,907      1,211
SELECT CAPITAL APPRECIATION FUND
Accumulation Unit Value:
  Beginning of Period...............................    1.670      1.482      1.115      1.000        N/A
  End of Period.....................................    1.875      1.670      1.482      1.115        N/A
Number of Units Outstanding at End of Period (in
  thousands)........................................    5,947      5,197      3,849      1,069        N/A
SELECT VALUE OPPORTUNITY FUND
Accumulation Unit Value:
  Beginning of Period...............................    1.764      1.433      1.131      0.975      1.000
  End of Period.....................................    1.823      1.764      1.433      1.131      0.975
Number of Units Outstanding at End of Period (in
  thousands)........................................    7,243      5,466      3,037      1,614        795
SELECT GROWTH FUND
Accumulation Unit Value:
  Beginning of Period...............................    2.064      1.562      1.229      1.057      1.000
  End of Period.....................................    2.756      2.064      1.562      1.229      1.057
Number of Units Outstanding at End of Period (in
  thousands)........................................    8,389      5,589      2,645      1,278        406
GROWTH FUND
Accumulation Unit Value:
  Beginning of Period...............................    1.986      1.610      1.359      1.037      1.000
  End of Period.....................................    2.336      1.986      1.610      1.359      1.037
Number of Units Outstanding at End of Period (in
  thousands)........................................    9,224      7,404      4,652      2,436        947

SUB-ACCOUNTS                                            1998       1997       1996       1995       1994
------------                                            ----       ----       ----       ----       ----
FIDELITY VIP GROWTH PORTFOLIO
Accumulation Unit Value:
  Beginning of Period...............................    1.972      1.620      1.433      1.073      1.073
  End of Period.....................................    2.712      1.972      1.620      1.433      1.073
Number of Units Outstanding at End of Period (in
  thousands)........................................   13,035     11,575      9,342      4,952      1,944
EQUITY INDEX FUND
Accumulation Unit Value:
  Beginning of Period...............................    2.187      1.675      1.390      1.035      1.000
  End of Period.....................................    2.766      2.187      1.675      1.390      1.035
Number of Units Outstanding at End of Period (in
  thousands)........................................    8,479      5,712      2,417        947        189
SELECT GROWTH AND INCOME FUND
Accumulation Unit Value:
  Beginning of Period...............................    1.911      1.582      1.324      1.030      1.000
  End of Period.....................................    2.193      1.911      1.582      1.324      1.030
Number of Units Outstanding at End of Period (in
  thousands)........................................    7,519      6,124      3,759      2,173        832
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Accumulation Unit Value:
  Beginning of Period...............................    2.034      1.610      1.430      1.073      1.000
  End of Period.....................................    2.238      2.034      1.610      1.430      1.073
Number of Units Outstanding at End of Period (in
  thousands)........................................   16,111     12,959      9,957      5,738      2,214
FIDELITY VIP II ASSET MANAGER PORTFOLIO
Accumulation Unit Value:
  Beginning of Period...............................    1.527      1.284      1.137      0.985      1.000
  End of Period.....................................    1.732      1.527      1.284      1.137      0.985
Number of Units Outstanding at End of Period (in
  thousands)........................................    3,514      3,125      2,735      2,025      1,240
FIDELITY VIP HIGH INCOME PORTFOLIO
Accumulation Unit Value:
  Beginning of Period...............................    1.543      1.330      1.184      0.995      1.000
  End of Period.....................................    1.455      1.543      1.330      1.184      0.995
Number of Units Outstanding at End of Period (in
  thousands)........................................   14,203      9,794      5,635      2,530        985
INVESTMENT GRADE INCOME FUND
Accumulation Unit Value:
  Beginning of Period...............................    1.267      1.174      1.151      0.990      1.000
  End of Period.....................................    1.348      1.267      1.174      1.151      0.990
Number of Units Outstanding at End of Period (in
  thousands)........................................    5,160      3,889      2,854      1,677      1,677
GOVERNMENT BOND FUND
Accumulation Unit Value:
  Beginning of Period...............................    1.199      1.136      1.113      0.998      1.000
  End of Period.....................................    1.273      1.199      1.136      1.113      0.998
Number of Units Outstanding at End of Period (in
  thousands)........................................    2,605      1,694      1,629      1,098        363
MONEY MARKET FUND
Accumulation Unit Value:
  Beginning of Period...............................    1.149      1.105      1.064      1.020      1.000
  End of Period.....................................    1.195      1.149      1.105      1.064      1.020
Number of Units Outstanding at End of Period (in
  thousands)........................................    8,683      8,628      7,379      4,194      1,837

No information is shown above for Select Strategic Growth Fund and Select Emerging Markets Fund because these Sub-Accounts commenced operations after December 31, 1998.

                                   APPENDIX B
         EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS

Assume in the examples below that a 64 year old male purchases a contract and selects a variable annuity payout option of Single Life Annuity with Payments Guaranteed for 10 Years, annuity payments begin in 12 months, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the net single payment purchases 1,370 Annuity Units. The following examples assume the Annuity Unit Value is 1.000000 on the date payments begin and a net return of 8% (gross return of 9.45%).

PRESENT VALUE WITHDRAWALS

EXAMPLE 1. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the fourth contract year (the third year of the Annuity Payout phase).

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
       Present Value of Future Guaranteed Annuity Payments = $119,961.92

       Maximum Present Value Withdrawal Amount = $89,971.44 ($119,961.92 * 75%)

       Annuity Units after withdrawal = 342.50 (1,370 * (1 -
       (89,971.44/119,961.92)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $376.56

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 2. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the ninth contract year (eighth year of the Annuity Payout phase).

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment prior to withdrawal = $1,909.09

       Rate used in Calculation of Present Value = 3% (3% AIR)
       Present Value of Future Guaranteed Annuity Payments = $65,849.08

       Maximum Present Value Withdrawal Amount = $49,386.81 ($65,849.08 * 75%)

       Annuity Units after withdrawal = 342.50 (1,370 * (1 -
       (49,386.81/65,849.08)))
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment after withdrawal = $477.27

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Calculation of Present Value is not increased by a Withdrawal Adjustment Charge. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWALS

EXAMPLE 3. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the fourth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years.

       Last Monthly Annuity Payment = 1,436.50
       Withdrawal Amount = $14,365.00 (10 * 1,436.50)

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
       Present Value of Future Annuity Benefit Payments = $234,482.77

       Annuity Units after withdrawal = 1,286.07 (1,370 * (1 -
       (14,365.00/234,482.77)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $1,413.96

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 4. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the ninth contract year (eighth year of the Annuity Payout phase).

       Last Monthly Annuity Payment = $1,820.71
       Withdrawal Amount = $18,207.10 (10 * 1,820.71)

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment prior to withdrawal = $1,909.09

       Rate used in Calculation of Present Value = 3% (3% AIR)
       Present Value of Future Annuity Payments = $268,826.18

       Annuity Units after withdrawal = 1,272.71 (1,370 * (1 -
       (18,207.10/268,826.18)))
       Annuity Unit Value on the date of withdrawal = 1.39350
       Monthly Annuity Payment after withdrawal = $1,779.80

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Calculation of Present Value is not increased by a Withdrawal Adjustment Charge. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

PRESENT VALUE WITHDRAWAL VERSUS PAYMENT WITHDRAWAL

EXAMPLE 5. Assume that the Owner has taken no previous withdrawals and would like to take a $10,000 withdrawal at the beginning of the fourth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years. The following examples show the impact of taking the withdrawal under the Present Value Withdrawal Option and the Payment Withdrawal Option.

PRESENT VALUE WITHDRAWAL

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
       Present Value of future Guaranteed Annuity Payments = $119,961.92

       Withdrawal = $10,000

       Annuity Units after withdrawal = 1,255.80 (1,370 * (1 -
       (10,000/119,961.92)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $1,380.67

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 at the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWAL

       Annuity Units prior to withdrawal = 1,370
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment prior to withdrawal = $1,506.24

       Rate used in Calculation of Present Value = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
       Present Value of future Annuity Payments = $234,482.77

       Withdrawal = $10,000

       Annuity Units after withdrawal = 1,311.57 (1,370 * (1 -
       (10,000/$234,482.77)))
       Annuity Unit Value on the date of withdrawal = 1.09944
       Monthly Annuity Payment after withdrawal = $1,442.00

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Calculation of Present Value is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase at the end of the 10-year period during which the Company guaranteed to make payments.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

          INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACT FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                              SEPARATE ACCOUNT VA-K

  INVESTING IN SHARES OF ALLMERICA INVESTMENT TRUST, FIDELITY VARIABLE INSURANCE
    PRODUCTS FUND, FIDELITY VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE
         INTERNATIONAL SERIES, INC., AND DELAWARE GROUP PREMIUM FUND, INC.





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE ALLMERICA IMMEDIATE ADVANTAGE VARIABLE ANNUITY PROSPECTUS FOR THE ABOVE SUB-ACCOUNTS OF SEPARATE ACCOUNT VA-K (EXECANNUITY PLUS/ALLMERICA ADVANTAGE) DATED DECEMBER 10, 1999 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-723-6550.

                           DATED DECEMBER 10, 1999

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY ............................................ 2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
     COMPANY ............................................................... 3

SERVICES ................................................................... 3

UNDERWRITERS ............................................................... 3

ANNUITY BENEFIT PAYMENTS ................................................... 4

EXCHANGE OFFER ............................................................. 6

PERFORMANCE INFORMATION .................................................... 8

FINANCIAL STATEMENTS ....................................................... F-1


                         GENERAL INFORMATION AND HISTORY


Separate Account VA-K (the "Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") established by vote of its Board of Directors on August 20, 1991. The Company, organized under the laws of Massachusetts in 1844, is among the five oldest life insurance companies in America. As of December 31, 1998, the Company and its subsidiaries had over $27 billion in combined assets and over $48 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance in Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Currently, 20 Sub-Accounts of the Variable Account are available under the Allmerica Immediate Advantage Variable Annuity contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio of Allmerica Investment Trust (the "Trust"), Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price") or Delaware Group Premium Fund, Inc. ("DGPF"). The Trust is managed by Allmerica Financial Investment Management Services, Inc. Fidelity VIP and Fidelity VIP II are managed by Fidelity Management & Research Company ("FMR"). The T. Rowe Price International Stock Portfolio of T. Rowe Price is managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"). The International Equity Series of DGPF is managed by Delaware International Advisers Ltd. ("International Advisers").

The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price and DGPF are open-end, diversified management investment companies. Thirteen different funds of the Trust are available under the Contract: the Select Emerging Markets Fund, Growth Fund, Select Strategic Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Select Value Opportunity Fund. Four of the portfolios of Fidelity VIP are available under the Contract: the Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, and Fidelity VIP Overseas Portfolio. One portfolio of Fidelity VIP II is available under the Contract: the Fidelity VIP II Asset Manager Portfolio. One portfolio of T. Rowe Price is available under the Contract: the T. Rowe Price International Stock Portfolio. The International Equity Series is the only Series of DGPF available under the Contract. Each Fund, Portfolio and Series available under the Contract (together, the "Underlying Funds") has its own investment objectives and certain attendant risks.

                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code") and files a consolidated tax return with its affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

EXPERTS. The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of Separate Account VA-K Allmerica Advantage Variable Annuity and ExecAnnuity Plus Variable Annuity (commonly referred to as Separate Account VA-K) of the Company as of December 31, 1998 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                  UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of the Company, and presently is indirectly wholly owned by the Company.

The Contract offered by this Prospectus is offered continuously, and may be purchased from NASD registered representatives of Allmerica Investments and from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

Commissions are paid by the Company to its licensed insurance agents on sales of the Contract. The Company intends to recoup the commission and other sales expense through a combination of anticipated withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity policies. Registered representatives of Allmerica Investments receive commissions of up to 5% (4% on contracts originally issued as part of a 401(k) plan) of payments. Independent broker-dealers receive commission of 5%, a portion of which is paid to their registered representatives.

The aggregate amounts of commissions paid to representatives of Allmerica Investments, Inc. with respect to sales of contracts A3018-91, A3021-93, and A3025-96 were $3,517,207.62 in 1998, $3,098,375.76 in 1997 and
$2,562,619.40 in 1996.


No commissions were paid for sales of Contract A3027-98 since it will not be offered until January, 2000.

Commissions are paid by the Company, and do not result in any charge to Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus.

                               ANNUITY PAYMENTS


ILLUSTRATION OF VARIABLE ANNUITY PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit Value and the variable annuity payment may be illustrated by the following hypothetical example: Assume an Owner has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.


Next, assume that the Annuity Unit Value for the Assumed Investment Return of 3.0% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. When the Annuity Unit Value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is 1.000109. Multiplying this factor by .999919 (the one-day adjustment factor for the Assumed Investment Return of 3.0% per annum) produces a factor of 1.000109. This then is multiplied by the Annuity Unit Value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit Value of $1.105120 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit Value, or 267.5818 times $1.105120, which produces a current monthly payment of $295.71.


                                 EXCHANGE OFFER


The Company will permit Owners of certain variable annuity contracts, described below, to exchange their contracts at net asset value for the variable annuity contract described in the Prospectus, which is issued on Form No. A3029-99 or state variations thereof ("new Contract"). The Company reserves the right to suspend this exchange offer at any time.


This offer applies to the exchange of the Company's Flexible Payment Deferred Variable Annuity contract issued on Forms A3025-96, 3021-93 and 3018-91. These contracts are referred to collectively as "Exchanged Contracts". To effect a change, the Company should receive (1) a completed application for the new Contract, (2) the contract being exchanged, and (3) a signed Letter of Awareness.


There are inherent differences between a Flexible Payment Deferred Variable Annuity and an Immediate Variable Annuity. You should consult your financial planner to discuss these differences.


No surrender charge will be applicable to the Exchanged Contract as a result of the Exchange.


Persons who, under the terms of this exchange offer, exchange their contract for the new Contract and subsequently cancel the new Contract within the time permitted, will have the Contract Value of the new Contract applied to reinstate the Exchanged Contract. The refunded amount will be allocated initially among the Fixed Account and Sub-Accounts of the reinstated contract in the same proportion that the values of such allocation bore on the date the exchange of the Contract for the new Contract took place. For purposes of calculating any surrender charge under the reinstated Contract the reinstated Contract will be deemed to have been issued as if there had been no exchange.


The Table below illustrates the differences between the new Contract and the Exchanged Contract after the Annuity Income Date. There may be additional differences important for a person to consider prior to making an exchange. The Prospectuses for the new Contract and the Exchanged Contract should be reviewed carefully before the exchange request is submitted to the Company.


------------------------- ------------------------ ----------------------- ----------------------- -----------------------
                          ALLMERICA IMMEDIATE      ALLMERICA ADVANTAGE     EXEC ANNUITY PLUS '93   EXEC ANNUITY PLUS '91
                          ADVANTAGE (A3029-99)     (A3025-96)              (3021-93)               (3018-91)
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
What are the              Rates are current only - The first payment is    The first payment is    The first payment is
Annuitization Rates       no guarantee rates.      based on the greater of based on the greater of based on the greater of
that apply to variable                             the rates guaranteed in the rates guaranteed in the rates guaranteed in
annuity payments?                                  the contract or the     the contract or the     the contract or the
                                                   current rates.          current rates.          current rates.
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
What is the Assumed       The owner has a choice   The Assumed Investment  The Assumed Investment  The Assumed Investment
Investment Return (AIR)?  of 3%, 5% or 7%*         Return is 3.5%          Return is 3.5%          Return is 3.5%
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
If my contract has joint  The surviving owner is   After the Annuity       After the Annuity       After the Annuity
owners, who is the        always the  primary      Income Date, the        Income Date, the        Income Date, the
primary beneficiary on    beneficiary.             beneficiary is as       beneficiary is as       beneficiary is as
the death of the first                             selected by the         selected by the         selected by the
owner?                                             Annuitant (who at that  Annuitant (who at that  Annuitant (who at that
                                                   point is also the       point is also the       point is also the
                                                   Owner).                 Owner).                 Owner).
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Can I take withdrawals?   Yes                      No                      No                      No
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Will a surrender charge   No                       Yes, for any commutable Yes, for any commutable Yes, for any commutable
be assessed when I                                 period certain options  period certain options  period certain options
annuitize?                                         and any period certain  and any period certain  and any period certain option under 10 years.  option under 10 years.  option under 10 years.
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Is a life with cash back  Yes                      No                      No                      No
annuity benefit option
available?
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Is a unit refund annuity  No                       Yes                     No                      No
benefit option available?
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
How many investment       20                       4                        4                      4
choices (Sub-Accounts) do
I have?
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Can I make transfers?     Yes                      No                      No                      No
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Is Automatic Account      Yes                      No                      No                      No
Rebalancing (AAR)
available?
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Are commutable annuity    Yes. For the Payment     Commutable period       Commutable period       Commutable period
options available.        for a Certan Number of   certain options are     certain options are     certain options are
                          Years Option. Limited    available.              available.              available.
                          commutation is also
                          available for certain
                          other options (see "E.
                          Description of Annuity
                          Benefit Options" under
                          DESCRIPTION OF THE
                          CONTRACT.)
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Are liquidity options     For all benefit options: Commutable period       Commutable period       Commutable period
available?                10 times the previous    certain options are     certain options are     certain options are
                          annuity payment. For     available.              available.              available.
                          Life with Payment for a
                          Certain Number of Years
                          and Life with Cash Back
                          Options: 75% of the
                          present value of the
                          remaining guaranteed
                          annuity payments. For
                          Payments for Certain
                          Number of Years Option,
                          100% is available. For
                          either liquidity option,
                          for withdrawals during the
                          first five years there
                          is an adjustment to the
                          present value calculation.
------------------------- ------------------------ ----------------------- ----------------------- -----------------------


* These rates may not be available in all states.

------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Can I choose to have my   Yes  (see "D. Choosing   No                      No                      No
variable annuity payments an Income Option" under
level for a certain       DESCRIPTION OF THE
period of time?           CONTRACT.)
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Can I choose when I       Yes  (see "D. Choosing   No                      No                      No
would like the value of   an Income Option" under
my variable annuity       DESCRIPTION OF THE
payments to change for    CONTRACT.)
the first time?
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
What period certain       5-30 years               1-30 years              1-30 years              1-30 years
annuity options are
available?
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Can I reverse my decision Yes.  For 90 days after  No                      No                      No
to annuitize?             you have received your
                          contract you reverse
                          your decision to
                          annuitize. (see "B.
                          Right to Cancel" under
                          DESCRIPTION OF THE
                          CONTRACT.)
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Does the annuitant become No                       Yes                     Yes                     Yes
the owner of the contract
on the Annuity Date?
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
What is the minimum       $100 (see "D. Choosing   $50                     $50                     $50
annuity payment?          an Income Option" under
                          DESCRIPTION OF THE
                          CONTRACT.)
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
Who will receive the      The owner                The annuitant           The annuitant           The annuitant
annuity payments?
------------------------- ------------------------ ----------------------- ----------------------- -----------------------
How frequently will I     Monthly                  Monthly, Quarterly,     Monthly, Quarterly,     Monthly, Quarterly,
receive annuity                                    Semi-annually, Annually Semi-annually, Annually Semi-annually, Annually payments?
------------------------- ------------------------ ----------------------- ----------------------- -----------------------

                             PERFORMANCE INFORMATION

The Contract was first offered to the public in 1999. However, in order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance results in Tables 1 and 2 are calculated with all charges assumed to be those applicable to the Contract, the Sub-Accounts and the Underlying Funds. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total return" represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Quotations of average annual total return as shown in Table 1A and 2A are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.45% and the Underlying Fund charges which would be assessed if the investment were completely withdrawn at the end of the specified period.

The performance shown in Table 2 is calculated in exactly the same manner as that in Table 1; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.



PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

             (n)
     P(1 + T)    = ERV

     Where:      P   =    a hypothetical initial payment to the Variable Account
                          of $1,000

                 T   =    average annual total return

                 n   =    number of years

               ERV   =    the ending redeemable value of the $1,000 payment at
                          the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.45% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period.

                                  PERFORMANCE TABLES
                    FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                                      TABLE 1
                    AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                        FOR PERIODS ENDING DECEMBER 31, 1998
                           SINCE INCEPTION OF SUB-ACCOUNT


                                                                            FOR YEAR                    SINCE
                                                           SUB-ACCOUNT       ENDED                   INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                 INCEPTION DATE     12/31/98     5 YEARS      SUB-ACCOUNT
----------------------------------------                 --------------     --------     -------     ------------
Select Emerging Markets Fund .......................          N/A             N/A          N/A           N/A
Select International Equity Fund ...................         5/3/94          14.82%        N/A          10.68%
DGPF International Equity Series ...................        4/20/94           8.76%        N/A           9.13%
Fidelity VIP Overseas Portfolio ....................        4/20/94          11.14%        N/A           8.11%
T. Rowe Price International Stock Portfolio ........         5/1/95          14.20%        N/A           9.51%
Select Aggressive Growth Fund ......................        4/20/94           8.98%        N/A          15.75%
Select Capital Appreciation Fund ...................        4/30/95          12.25%        N/A          18.65%
Select Value Opportunity Fund ......................        4/20/94           3.37%        N/A          13.63%
Select Growth Fund .................................        4/20/94          33.51%        N/A          24.06%
Select Strategic Growth Fund .......................          N/A             N/A          N/A           N/A
Growth Fund ........................................        4/20/94          17.62%        N/A          19.77%
Fidelity VIP Growth Portfolio ......................        4/20/94          37.50%        N/A          23.64%
Equity Index Fund ..................................        4/21/94          26.50%        N/A          24.18%
Select Growth and Income Fund ......................        4/20/94          14.77%        N/A          18.17%
Fidelity VIP Equity-Income Portfolio ...............        4/20/94          10.04%        N/A          18.69%
Fidelity VIP II Asset Manager Portfolio ............        5/11/94          13.41%        N/A          12.55%
Fidelity VIP High Income Portfolio .................        4/20/94          -5.69%        N/A           8.31%
Investment Grade Income Fund  ......................        4/21/94           6.43%        N/A           6.57%
Government Bond Fund ...............................        4/20/94           6.14%        N/A           5.26%
Money Market Fund ..................................        4/10/94           4.00%        N/A           3.84%


                                      TABLE 2
                    AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                       FOR PERIODS ENDING DECEMBER 31, 1998
                        SINCE INCEPTION OF UNDERLYING FUND


                                                                              FOR YEAR                   10 YEARS OR
                                                          UNDERLYING FUND      ENDED                   SINCE INCEPTION
SUB-ACCOUNT INVESTING IN UNDERLYING FUND                  INCEPTION DATE      12/31/98     5 YEARS         IF LESS
----------------------------------------                  --------------      --------     -------         --------
Select Emerging Markets Fund ........................        2/20/98            N/A          N/A           -22.43%
Select International Equity Fund ....................         5/2/94           14.82%        N/A            10.67%
DGPF International Equity Series ....................       10/29/92            8.76%        8.97%           9.54%
Fidelity VIP Overseas Portfolio .....................        1/28/87           11.14%        8.14%           8.51%
T. Rowe Price International Stock Portfolio .........        3/31/94           14.20%        N/A             8.09%
Select Aggressive Growth Fund .......................        8/21/92            8.98%       13.35%          16.39%
Select Capital Appreciation Fund ....................        4/28/95           12.25%        N/A            18.62%
Select Value Opportunity Fund .......................        4/30/93            3.37%       11.49%          13.08%
Select Growth Fund ..................................        8/21/92           33.51%       20.41%          17.46%
Select Strategic Growth Fund ........................        2/20/98            N/A          N/A            -3.67%
Growth Fund .........................................        4/29/85           17.62%       17.32%          15.31%
Fidelity VIP Growth Portfolio .......................        10/9/86           37.50%       20.01%          17.71%
Equity Index Fund ...................................        9/28/90           26.50%       21.63%          18.96%
Select Growth and Income Fund .......................        8/21/92           14.77%       16.15%          13.87%
Fidelity VIP Equity-Income Portfolio ................        10/9/86           10.04%       17.09%          14.07%
Fidelity VIP II Asset Manager Portfolio .............         9/6/89           13.41%       10.22%          11.37%
Fidelity VIP High Income Portfolio ..................        9/19/85           -5.69%        7.25%           9.49%
Investment Grade Income Fund  .......................        4/29/85            6.43%        5.43%           7.61%
Government Bond Fund ................................        8/26/91            6.14%        4.48%           5.52%
Money Market Fund ...................................        4/29/85            4.00%        3.71%           4.11%

YIELD AND EFFECTIVE YIELD - THE MONEY MARKET SUB-ACCOUNT

Set forth below is yield and effective yield information for the Money Market Sub-Account for the seven-day period ended December 31, 1998:

                        --------------------------
                        Yield                3.67%
                        --------------------------
                        Effective Yield      3.73%
                        --------------------------

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

                                                    (365/7)
         Effective Yield = [(base period return + 1)       ] - 1



                              FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account VA-K.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 18 and Note 20, which are as of March 19, 1999 and April 1, 1999, respectively

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
REVENUES
    Premiums................................................  $2,303.9   $2,311.0   $2,236.3
    Universal life and investment product policy fees.......     296.6      237.3      197.2
    Net investment income...................................     613.7      641.8      670.8
    Net realized investment gains...........................      62.6       76.5       66.8
    Other income............................................     142.6      117.6      108.4
                                                              --------   --------   --------
        Total revenues......................................   3,419.4    3,384.2    3,279.5
                                                              --------   --------   --------
BENEFITS, LOSSES AND EXPENSES
    Policy benefits, claims, losses and loss adjustment
      expenses..............................................   2,050.2    2,004.6    1,957.0
    Policy acquisition expenses.............................     452.8      425.1      470.1
    Sales practice litigation...............................      31.0      --         --
    Loss from exiting reinsurance pools.....................      25.3      --         --
    Loss from cession of disability income business.........     --          53.9      --
    Restructuring costs.....................................      13.0      --         --
    Other operating expenses................................     559.0      523.7      503.2
                                                              --------   --------   --------
        Total benefits, losses and expenses.................   3,131.3    3,007.3    2,930.3
                                                              --------   --------   --------
Income before federal income taxes..........................     288.1      376.9      349.2
                                                              --------   --------   --------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
    Current.................................................      67.6       83.3       96.8
    Deferred................................................     (15.4)      14.2      (15.7)
                                                              --------   --------   --------
        Total federal income tax expense....................      52.2       97.5       81.1
                                                              --------   --------   --------
Income before minority interest.............................     235.9      279.4      268.1
    Minority interest.......................................     (55.0)     (79.4)     (74.6)
                                                              --------   --------   --------
Net income..................................................  $  180.9   $  200.0   $  193.5
                                                              ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

DECEMBER 31,
(IN MILLIONS)                                                   1998        1997
-------------                                                 ---------   ---------
ASSETS
  Investments:
    Fixed maturities at fair value (amortized cost of
     $7,520.8 and $6,992.8).................................  $ 7,683.9   $ 7,253.5
    Equity securities at fair value (cost of $253.1 and
     $341.1)................................................      397.1       479.0
    Mortgage loans..........................................      562.3       567.5
    Real estate.............................................       20.4        50.3
    Policy loans............................................      154.3       141.9
    Other long-term investments.............................      142.7       148.3
                                                              ---------   ---------
        Total investments...................................    8,960.7     8,640.5
                                                              ---------   ---------
  Cash and cash equivalents.................................      504.0       213.9
  Accrued investment income.................................      141.0       141.8
  Deferred policy acquisition costs.........................    1,161.2       965.5
                                                              ---------   ---------
  Reinsurance receivables:
    Future policy benefits..................................      322.6       307.1
    Outstanding claims, losses and loss adjustment
     expenses...............................................      652.2       626.7
    Other...................................................      161.6       106.4
                                                              ---------   ---------
        Total reinsurance receivables.......................    1,136.4     1,040.2
                                                              ---------   ---------
  Deferred federal income taxes.............................       19.4      --
  Premiums, accounts and notes receivable...................      510.5       554.4
  Other assets..............................................      530.6       373.0
  Closed Block assets.......................................      803.1       806.7
  Separate account assets...................................   13,697.7     9,755.4
                                                              ---------   ---------
        Total assets........................................  $27,464.6   $22,491.4
                                                              =========   =========
LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits..................................  $ 2,802.2   $ 2,598.5
    Outstanding claims, losses and loss adjustment
     expenses...............................................    2,815.9     2,825.0
    Unearned premiums.......................................      843.2       846.8
    Contractholder deposit funds and other policy
     liabilities............................................    2,637.0     1,852.7
                                                              ---------   ---------
        Total policy liabilities and accruals...............    9,098.3     8,123.0
                                                              ---------   ---------
  Expenses and taxes payable................................      681.9       662.6
  Reinsurance premiums payable..............................       50.2        37.7
  Short-term debt...........................................      221.3        33.0
  Deferred federal income taxes.............................     --            12.9
  Long-term debt............................................     --             2.6
  Closed Block liabilities..................................      872.0       885.6
  Separate account liabilities..............................   13,691.5     9,749.7
                                                              ---------   ---------
        Total liabilities...................................   24,615.2    19,507.1
                                                              ---------   ---------
  Minority interest.........................................      532.9       748.9
  Commitments and contingencies (Notes 13 and 18)
SHAREHOLDER'S EQUITY
  Common stock, $10 par value, 1 million shares authorized,
    500,000 shares issued and outstanding...................        5.0         5.0
  Additional paid-in capital................................      444.0       453.7
  Accumulated other comprehensive income....................      169.2       209.3
  Retained earnings.........................................    1,698.3     1,567.4
                                                              ---------   ---------
        Total shareholder's equity..........................    2,316.5     2,235.4
                                                              ---------   ---------
        Total liabilities and shareholder's equity..........  $27,464.6   $22,491.4
                                                              =========   =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
COMMON STOCK................................................  $    5.0   $    5.0   $    5.0
                                                              --------   --------   --------
ADDITIONAL PAID-IN CAPITAL
    Balance at beginning of period..........................     453.7      392.4      392.4
    Contributed from parent.................................     --          61.3      --
    Loss on change of interest -- Allmerica P&C.............      (9.7)     --         --
                                                              --------   --------   --------
    Balance at end of period................................     444.0      453.7      392.4
                                                              --------   --------   --------
ACCUMULATED OTHER COMPREHENSIVE INCOME
    Net unrealized appreciation on investments:
    Balance at beginning of period..........................     209.3      131.4      153.0
    Appreciation (depreciation) during the period:
    Net (depreciation) appreciation on available-for-sale
      securities............................................     (82.4)     170.9      (35.1)
    Benefit (provision) for deferred federal income taxes...      28.9      (59.8)      11.8
    Minority interest.......................................      13.4      (33.2)       1.7
                                                              --------   --------   --------
                                                                 (40.1)      77.9      (21.6)
                                                              --------   --------   --------
    Balance at end of period................................     169.2      209.3      131.4
                                                              --------   --------   --------
RETAINED EARNINGS
    Balance at beginning of period..........................   1,567.4    1,367.4    1,173.9
    Net income..............................................     180.9      200.0      193.5
    Dividend to shareholder.................................     (50.0)     --         --
                                                              --------   --------   --------
    Balance at end of period................................   1,698.3    1,567.4    1,367.4
                                                              --------   --------   --------
        Total shareholder's equity..........................  $2,316.5   $2,235.4   $1,896.2
                                                              ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Net income..................................................   $180.9     $200.0     $193.5
                                                               ------     ------     ------
Other comprehensive income:
  Net (depreciation) appreciation on available-for-sale
    securities..............................................    (82.4)     170.9      (35.1)
  Benefit (provision) for deferred federal income taxes.....     28.9      (59.8)      11.8
  Minority interest.........................................     13.4      (33.2)       1.7
                                                               ------     ------     ------
    Other comprehensive income..............................    (40.1)      77.9      (21.6)
                                                               ------     ------     ------
  Comprehensive income......................................   $140.8     $277.9     $171.9
                                                               ======     ======     ======

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998        1997        1996
-------------                                                 ---------   ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
    Net income..............................................  $   180.9   $   200.0   $   193.5
    Adjustments to reconcile net income to net cash provided
     by operating activities:
        Minority interest...................................       55.0        79.4        74.6
        Net realized gains..................................      (62.7)      (77.8)      (66.8)
        Net amortization and depreciation...................       20.7        31.6        44.7
        Deferred federal income taxes.......................      (15.4)       14.2       (15.7)
        Loss from exiting reinsurance pools.................       25.3      --          --
        Sales practice litigation expense...................       31.0      --          --
        Payment related to exiting reinsurance pools........      (30.3)     --          --
        Loss from cession of disability income business.....     --            53.9      --
        Payment related to cession of disability income
        business............................................     --          (207.0)     --
        Change in deferred acquisition costs................     (185.8)     (189.7)      (73.9)
        Change in premiums and notes receivable, net of
        reinsurance payable.................................       56.7       (15.1)      (16.8)
        Change in accrued investment income.................        0.8         7.1        16.7
        Change in policy liabilities and accruals, net......      168.1      (134.9)     (184.3)
        Change in reinsurance receivable....................     (115.4)       27.2       123.8
        Change in expenses and taxes payable................       (3.3)       49.4        26.0
        Separate account activity, net......................      (48.5)     --             5.2
        Other, net..........................................      (63.8)       20.4        38.5
                                                              ---------   ---------   ---------
        Net cash provided by (used in) operating
        activities..........................................       13.3      (141.3)      165.5
                                                              ---------   ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
    Proceeds from disposals and maturities of
     available-for-sale fixed maturities....................    1,929.1     2,892.9     3,985.8
    Proceeds from disposals of equity securities............      285.3       162.7       228.7
    Proceeds from disposals of other investments............      120.8       116.3        99.3
    Proceeds from mortgages matured or collected............      171.2       204.7       176.9
    Purchase of available-for-sale fixed maturities.........   (2,588.4)   (2,596.0)   (3,771.1)
    Purchase of equity securities...........................     (119.9)      (67.0)      (90.9)
    Purchase of other investments...........................     (274.4)     (175.0)     (168.0)
    Capital expenditures....................................       (0.7)      (15.3)      (12.8)
    Purchase of minority interest in Citizens Corporation...     (195.9)     --          --
    Other investing activities, net.........................        5.1         1.3         4.3
                                                              ---------   ---------   ---------
        Net cash (used in) provided by investing
        activities..........................................     (667.8)      524.6       452.2
                                                              ---------   ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES
    Deposits and interest credited to contractholder deposit
     funds..................................................    1,419.2       457.6       268.7
    Withdrawals from contractholder deposit funds...........     (625.0)     (647.1)     (905.0)
    Change in short-term debt...............................      188.3        (5.4)       10.4
    Change in long-term debt................................       (2.6)       (0.1)       (0.1)
    Dividend paid to parent.................................      (50.0)     --          --
    Dividends paid to minority shareholders.................     --            (9.4)       (3.9)
    Additional paid-in capital..............................     --             0.1      --
    Subsidiary treasury stock purchased, at cost............       (1.0)     (140.0)      (42.0)
                                                              ---------   ---------   ---------
        Net cash provided by (used in) financing
        activities..........................................      928.9      (344.3)     (671.9)
                                                              ---------   ---------   ---------
Net change in cash and cash equivalents.....................      274.4        39.0       (54.2)
Net change in cash held in the Closed Block.................       15.7        (1.0)       (6.5)
Cash and cash equivalents, beginning of period..............      213.9       175.9       236.6
                                                              ---------   ---------   ---------
Cash and cash equivalents, end of period....................  $   504.0   $   213.9   $   175.9
                                                              =========   =========   =========
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid...............................................  $     7.3   $     3.6   $    18.6
Income taxes paid...........................................  $   133.5   $    66.3   $    72.0

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The consolidated financial statements of First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company"), a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"), include the accounts of its wholly owned life insurance subsidiary Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), its non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C") (a 70.06%-owned non-insurance holding company). The Closed Block (Note 1B) assets and liabilities at December 31, 1998 and 1997, and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1998 and 1997, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

On December 3, 1998, the Company acquired all of the outstanding common stock of Citizens Corporation (formerly an 82.5% owned non-insurance subsidiary of Hanover, a wholly owned subsidiary of Allmerica P&C) that it did not already own in exchange for cash of $195.9 million (Note 3). The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

Allmerica P&C and a wholly owned subsidiary of AFC merged on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that it did not already own in exchange for cash and stock. The merger has been accounted for as a purchase. A total of $90.6 million, representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period. Additional information pertaining to the merger agreement is included in Note 2, significant transactions.

Minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's wholly owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

The Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force as of FAFLIC's demutualization on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at the inception of the Closed Block, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined at inception.

If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there were 7 properties remaining in the Company's real estate portfolio, all of which are being actively marketed. As a result of the plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less costs of disposal. Depreciation is not recorded on these assets while they are held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, swap contracts and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Derivative financial instruments are accounted for under three different methods: fair value accounting, deferral accounting and accrual accounting. Interest rate swap contracts used to hedge interest rate risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Foreign currency swap contracts used to hedge foreign currency exchange risk are accounted for using a combination of the fair value method and accrual method, with changes in fair value reported in unrealized gains and losses in equity consistent with the underlying hedged security, and the net payment or receipt on the swaps reported in net investment income. Futures contracts used to hedge interest rate risk are accounted for using the deferral method, with gains and losses deferred in unrealized gains and losses in equity and recognized in earnings in conjunction with the earnings recognition of the underlying hedged item. Default swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value, if any, reported in realized investment gains and losses in earnings. Premium paid to the Company on default swap contracts is reported in net investment income in earnings. Other swap contracts entered into for investment purposes are accounted for using the fair value method, with changes in fair value reported in realized investment gains and losses in earnings. Any ineffective swaps or futures hedges are recognized currently in realized investment gains and losses in earnings.

E.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each life product and property and casualty line of business are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

I.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 7 1/4% for life insurance and 2 1/2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Liabilities for outstanding claims, losses and loss adjustment expenses ("LAE") are estimates of payments to be made on property and casualty and health insurance for reported losses and LAE and estimates of losses and LAE incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

Contractholder deposit funds and other policy liabilities include investment related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

K.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Prior to the merger on July 16, 1997, Allmerica P&C and its subsidiaries filed a separate United States federal income tax return.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes ("Statement No. 109"). These differences result primarily from loss and LAE reserves, policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

L.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of the adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $12.4 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the AICPA issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 131 for the first quarter of 1998, which resulted in certain segment re-definitions, which have no impact on the consolidation results of operations. (Note 12)

In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement No. 130 which establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted

Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

M.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

On December 3, 1998 Citizens Acquisition Corporation, a wholly owned subsidiary of the Allmerica P&C, completed a cash tender offer to acquire the outstanding shares of Citizens Corporation common stock that AFC or its subsidiaries did not already own at a price of $33.25 per share. Approximately 99.8% of publicly held shares of Citizens Corporation common stock were tendered. On December 14, 1998, the Company completed a short-form merger, acquiring all shares of common stock of Citizens Corporation not purchased in its tender offer, through the merger of its wholly owned subsidiary, Citizens Acquisition Corporation with Citizens Corporation at a price of $33.25 per share. Total consideration for the transactions amounted to $195.9 million. The acquisition has been recognized as a purchase. The minority interest acquired totaled $158.5 million. A total of $40.8 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

The Company's consolidated results of operations include minority interest in Citizens prior to December 3, 1998. The unaudited pro forma information below presents consolidated results of operation as if the acquisition had occurred at the beginning of 1997.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the acquisition occurred at the beginning of 1997, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Revenue.....................................................  $3,405.1   $3,366.3
                                                              ========   ========
Net realized capital gains included in revenue..............  $   59.8   $   71.8
                                                              ========   ========
Income before taxes and minority interest...................     272.9      358.0
Income taxes................................................     (47.2)     (91.3)
Minority Interest:
    Equity in earnings......................................     (42.6)     (64.1)
                                                              --------   --------
Net income..................................................  $  183.1   $  202.6
                                                              ========   ========

On October 29, 1998, the Company announced that had adopted a formal restructuring plan for its Risk Management business. As part of this initiative, the Company, in its Corporate Risk Management Services segment, has exited its accident and health assumed reinsurance pool business, as well as its administrative services only business. Additionally, it has commenced the closing of nearly half of its nationwide Corporate Risk Management Services' sales offices, eliminated certain staff and discontinued certain automation initiatives. In addition to the aforementioned initiatives in the Corporate Risk Management Services segment, the Property and Casualty segment is consolidating its field support activities from fourteen regional branches into three hub locations. As a result of the Company's restructuring initiative, it recognized a pretax loss of $13.0 million, in the fourth quarter of 1998. Approximately $5.5 million of this loss relates to severance and other employee related costs resulting from the elimination of 339 positions, of which 129 employees had been terminated as of December 31, 1998. In addition, contract terminations and lease cancellations resulted in losses of approximately $4.1 million and $3.4 million, respectively. During 1998, the Company made payments of approximately $1.6 million related to this restructuring initiative.

Effective July 1, 1998, the Company entered into a reinsurance agreement with a highly rated reinsurer that cedes current and future underwriting losses, including unfavorable development of prior year reserves, up to a $40.0 million maximum, of which $19.7 million relating to the Company's accident and health assumed reinsurance pool business has been utilized as of December 31, 1998. These pools consist primarily of the Corporate Risk Management Services segment's assumed stop loss business, small group managed care pools, long-term disability and long-term care pools, student accident and special risk business. The agreement is consistent with management's decision to exit this line of business, which the Company expects to run-off over the next three years. As a result of this transaction, the Company recognized a $25.3 million pre-tax loss in the third quarter of 1998.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on its results of operations or financial position.

In 1998 and 1997, Allmerica P&C redeemed 3,289.5 and 5,735.3 shares, respectively, of its issued and outstanding common stock owned by AFC for $125.0 million and $195.0 million, respectively, thereby increasing FAFLIC's ownership of Allmerica P&C by 4.3% and 6.3%, respectively. The 1998 transaction consisted of $124.0 million of securities and $1.0 million of cash. The 1997 transaction consisted of $55.0 million of securities and $140.0 million of cash.

The merger of Allmerica P&C and a wholly owned subsidiary of AFC was consummated on July 16, 1997. Through the merger, AFC acquired all of the outstanding common stock of Allmerica P&C that FAFLIC did not already own in exchange for cash of $425.6 million and approximately 9.7 million shares of AFC stock valued at $372.5 million. At consummation of this transaction AFC owned 59.5% through FAFLIC and 40.5% directly.

The merger has been accounted for as a purchase. Total consideration of approximately $798.1 million has been allocated to the minority interest in the assets and liabilities based on estimates of their fair values. The minority interest acquired totaled $703.5 million. A total of $90.6 million representing the excess of the purchase price over the fair values of the net assets acquired, net of deferred taxes, has been allocated to goodwill and is being amortized over a 40-year period.

On February 3, 1997, AFC Capital Trust (the "Trust"), a subsidiary business trust of AFC, issued $300 million Series A Capital Securities, which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million funded a portion of the acquisition of the 24.2 million publicly-held shares of Allmerica P&C pursuant to the merger on July 16, 1997.

The Company's consolidated results of operations include minority interest in Allmerica P&C prior to July 16, 1997. The unaudited pro forma information below presents consolidated results of operations as if the merger and issuance of Capital Securities had occurred at the beginning of 1996 and reflects adjustments which include interest expense related to the assumed financing of a portion of the cash consideration paid and amortization of goodwill.

The following unaudited pro forma information is not necessarily indicative of the consolidated results of operations of the combined Company had the merger and issuance of Capital Securities occurred at the beginning of 1996, nor is it necessarily indicative of future results.

(UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1997       1996
-------------                                                 --------   --------
Revenue.....................................................  $3,362.7   $3,246.4
                                                              ========   ========
Net realized capital gains included in revenue..............  $   63.0   $   46.7
                                                              ========   ========
Income before taxes and minority interest...................     353.0      311.6
Income taxes................................................     (89.6)     (68.7)
Minority Interest:
    Equity in earnings......................................     (75.5)     (67.3)
                                                              --------   --------
Net income..................................................  $  187.9   $  175.6
                                                              ========   ========

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                                         1998
                                                    ----------------------------------------------
                                                                  GROSS        GROSS
DECEMBER 31,                                        AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                                       COST (1)      GAINS        LOSSES      VALUE
-------------                                       ---------   ----------   ----------   --------
U.S. Treasury securities and U.S. government and
 agency securities................................  $  192.8      $ 12.0       $ 24.5     $  180.3
States and political subdivisions.................   2,408.9        83.0          5.2      2,486.7
Foreign governments...............................     107.9         7.7          4.5        111.1
Corporate fixed maturities........................   4,293.3       167.8         81.9      4,379.2
Mortgage-backed securities........................     517.9        11.5          2.8        526.6
                                                    --------      ------       ------     --------
Total fixed maturities............................  $7,520.8      $282.0       $118.9     $7,683.9
                                                    ========      ======       ======     ========
Equity securities.................................  $  253.1      $151.1       $  7.1     $  397.1
                                                    ========      ======       ======     ========

                                                                         1997
                                                    ----------------------------------------------
                                                                  GROSS        GROSS
DECEMBER 31,                                        AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                                       COST (1)      GAINS        LOSSES      VALUE
-------------                                       ---------   ----------   ----------   --------
U.S. Treasury securities and U.S. government and
 agency securities................................  $  265.3      $  9.5       $  0.9     $  273.9
States and political subdivisions.................   2,200.6        78.3          3.1      2,275.8
Foreign governments...............................     110.8         8.5          2.2        117.1
Corporate fixed maturities........................   4,041.6       175.1         12.2      4,204.5
Mortgage-backed securities........................     374.5         9.7          2.0        382.2
                                                    --------      ------       ------     --------
Total fixed maturities............................  $6,992.8      $281.1       $ 20.4     $7,253.5
                                                    ========      ======       ======     ========
Equity securities.................................  $  341.1      $141.9       $  4.0     $  479.0
                                                    ========      ======       ======     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively.

In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $105.4 million and $105.1 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
-------------                                                 ---------   --------
Due in one year or less.....................................  $  384.7    $  391.5
Due after one year through five years.......................   2,309.4     2,341.2
Due after five years through ten years......................   2,173.3     2,199.6
Due after ten years.........................................   2,653.4     2,751.6
                                                              --------    --------
Total.......................................................  $7,520.8    $7,683.9
                                                              ========    ========

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM     GROSS      GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES    GAINS      LOSSES
-------------                                                 ---------------   --------   --------
1998
Fixed maturities............................................       $  993.3      $18.2      $11.9
Equity securities...........................................       $  276.4      $76.3      $ 9.6

1997
Fixed maturities............................................       $1,894.8      $27.6      $16.2
Equity securities...........................................       $  145.5      $55.8      $ 1.3

1996
Fixed maturities............................................       $2,432.8      $19.3      $30.5
Equity securities...........................................       $  228.1      $56.1      $ 1.3

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                               FIXED       SECURITIES
(IN MILLIONS)                                                MATURITIES   AND OTHER (1)    TOTAL
-------------                                                ----------   -------------   --------
1998
Net appreciation, beginning of year........................    $122.6        $ 86.7        $209.3
                                                               ------        ------        ------
Net (depreciation) appreciation on available-for-sale
 securities................................................     (99.3)          4.4         (94.9)
Appreciation due to Allmerica P&C purchase of minority in
 interest of Citizens......................................      10.7          10.7          21.4
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............       6.3        --               6.3
Provision for deferred federal income taxes and minority
 interest..................................................      38.7         (11.6)         27.1
                                                               ------        ------        ------
                                                                (43.6)          3.5         (40.1)
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 79.0        $ 90.2        $169.2
                                                               ======        ======        ======

1997
Net appreciation, beginning of year........................    $ 71.3        $ 60.1        $131.4
                                                               ------        ------        ------
Net appreciation (depreciation) on available-for-sale
 securities................................................      83.2          (5.9)         77.3
Appreciation due to AFC purchase of minority interest of
 Allmerica P&C.............................................      50.7          59.6         110.3
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............     (16.7)       --             (16.7)
Provision for deferred federal income taxes and minority
 interest..................................................     (65.9)        (27.1)        (93.0)
                                                               ------        ------        ------
                                                                 51.3          26.6          77.9
                                                               ------        ------        ------
Net appreciation, end of year..............................    $122.6        $ 86.7        $209.3
                                                               ======        ======        ======

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                               FIXED       SECURITIES
(IN MILLIONS)                                                MATURITIES   AND OTHER (1)    TOTAL
-------------                                                ----------   -------------   --------
1996
Net appreciation, beginning of year........................    $108.7        $ 44.3        $153.0
                                                               ------        ------        ------
Net (depreciation) appreciation on available-for-sale
 securities................................................     (94.1)         35.9         (58.2)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities...............      23.1        --              23.1
Provision for deferred federal income taxes and minority
 interest..................................................      33.6         (20.1)         13.5
                                                               ------        ------        ------
                                                                (37.4)         15.8         (21.6)
                                                               ------        ------        ------
Net appreciation, end of year..............................    $ 71.3        $ 60.1        $131.4
                                                               ======        ======        ======

(1) Includes net appreciation on other investments of $0.8 million, $1.8 million, and $0.6 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Mortgage loans..............................................   $562.3     $567.5
Real estate held for sale...................................     20.4       50.3
                                                               ------     ------
Total mortgage loans and real estate........................   $582.7     $617.8
                                                               ======     ======

Reserves for mortgage loans were $11.5 million and $20.7 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there were 7 properties remaining in the Company's portfolio, which are being actively marketed. As a result of the plan, during 1997 real estate assets with a carrying amount of $54.7 million were written down to the estimated fair value less cost of disposal of $50.3 million, and a net realized investment loss of $4.4 million was recognized. Depreciation is not recorded on these assets while they are held for disposal. There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Property type:
  Office building...........................................   $304.4     $265.1
  Residential...............................................     52.8       66.6
  Retail....................................................    108.5      132.8
  Industrial/warehouse......................................    110.0      107.2
  Other.....................................................     18.5       66.8
  Valuation allowances......................................    (11.5)     (20.7)
                                                               ------     ------
Total.......................................................   $582.7     $617.8
                                                               ======     ======

Geographic region:
  South Atlantic............................................   $136.1     $173.4
  Pacific...................................................    155.1      152.8
  East North Central........................................     80.5      102.0
  Middle Atlantic...........................................     61.2       73.8
  West South Central........................................     54.7       34.9
  New England...............................................     60.7       46.9
  Other.....................................................     45.9       54.7
  Valuation allowances......................................    (11.5)     (20.7)
                                                               ------     ------
Total.......................................................   $582.7     $617.8
                                                               ======     ======

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $84.7 million; 2000 -- $131.6 million; 2001 -- $33.9 million; 2002 -- $28.4 million; 2003 -- $42.5 million; and $241.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                   BALANCE AT                              BALANCE AT
(IN MILLIONS)                                      JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
-------------                                      ----------   ----------   ----------   ------------
1998
Mortgage loans...................................     $20.7        $(6.8)       $ 2.4         $11.5
                                                      =====        =====        =====         =====
1997
Mortgage loans...................................     $19.6        $ 2.5        $ 1.4         $20.7
Real estate......................................      14.9          6.0         20.9        --
                                                      -----        -----        -----         -----
    Total........................................     $34.5        $ 8.5        $22.3         $20.7
                                                      =====        =====        =====         =====
1996
Mortgage loans...................................     $33.8        $ 5.5        $19.7         $19.6
Real estate......................................      19.6        --             4.7          14.9
                                                      -----        -----        -----         -----
    Total........................................     $53.4        $ 5.5        $24.4         $34.5
                                                      =====        =====        =====         =====

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $20.9 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $22.0 million and $30.5 million, with related reserves of $6.0 million and $13.8 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $26.1 million, $30.8 million and $50.4 million, with related interest income while such loans were impaired of $3.2 million, $3.2 million and $5.8 million as of December 31, 1998, 1997 and 1996, respectively.

D.  FUTURES CONTRACTS

The Company purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations associated with the sale of Guaranteed Investment Contracts ("GICs"). The Company is exposed to interest rate risk from the time of sale of the GIC until the receipt of the deposit and purchase of the underlying asset to back the liability. Futures contract activity increased significantly in 1998 due to the increase in sale of GICs. The Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The Company only trades futures contracts with nationally recognized brokers, which the Company believes have adequate capital to ensure that there is minimal danger of default. The Company does not require collateral or other securities to support financial instruments with credit risk.

The notional amount of futures contracts outstanding at December 31, 1998 was $92.7 million. There were no futures contracts outstanding at December 31, 1997. The notional amounts of the contracts represent the extent of the Company's investment but not the future cash requirements, as the Company generally settles open positions prior to maturity. The maturity of all futures contracts outstanding is less than one year. The fair value of futures contracts outstanding was $92.5 million at December 31, 1998.

Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. If instruments being hedged by futures contracts are disposed, any unamortized gains or losses on such contracts are included in the determination of the gain or loss from the disposition. Deferred hedging gains (losses) were $(1.8) million in 1998. There were no deferred hedging gains or losses in 1997. Gains and losses on hedge contracts that are deemed ineffective by the Company are realized immediately. There were $0.1 million of gains realized on ineffective hedges in 1998. There was no gain or loss in 1997 or 1996.

A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998        1997       1996
-------------                                                 ---------   --------   --------
Contracts outstanding, beginning of year....................  $  --        $(33.0)   $  74.7
New contracts...............................................    1,117.5      (0.2)      (1.1)
Contracts terminated........................................   (1,024.8)     33.2     (106.6)
                                                              ---------    ------    -------
Contracts outstanding, end of year..........................  $    92.7    $--       $ (33.0)
                                                              =========    ======    =======

E.  FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts with swap counterparties to hedge foreign currency exposure on specific fixed income securities. Interest and principal related to foreign fixed income securities payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment in U.S dollars translated at a specific currency exchange rate. The primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange, as indicated by the fair value of the contract. The fair values of the foreign currency swap contracts outstanding were $1.2 million and $1.3 million at December 31, 1998 and 1997, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. The Company does not require collateral or other security to support financial instruments with credit risk.

The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1998, 1997 and 1996. Any gain or loss on the termination of swap contracts is deferred and recognized with any gain or loss on the hedged transaction. The Company had no deferred gain or loss on foreign currency swap contracts in 1998 or 1997.

A reconciliation of the notional amount of foreign currency swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Contracts outstanding, beginning of year....................   $42.6      $ 47.6     $ 69.4
New contracts...............................................    --           5.0      --
Contracts expired...........................................    --         (10.0)     (21.8)
                                                               -----      ------     ------
Contracts outstanding, end of year..........................   $42.6      $ 42.6     $ 47.6
                                                               =====      ======     ======

Expected maturities of foreign currency swap contracts outstanding at December 31, 1998 are $24.0 million in 1999, $8.3 million in 2000 and $10.3 million thereafter. There are no expected maturities of such foreign currency swap contracts in 2001, 2002 and 2003.

F.  INTEREST RATE SWAP CONTRACTS

The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Specifically, for floating rate GIC liabilities that are matched with fixed rate securities, the Company manages the interest rate risk by hedging with interest rate swap contracts. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. The use of interest rate swap contracts increased during 1998 due to the increase in floating rate GIC liabilities. As with foreign currency swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1998 was a net payable of $3.9 million. The Company does not require collateral or other security to support financial instruments with credit risk.

The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The (decrease) or increase in net investment income related to interest rate swap contracts was $(2.8) million, $(0.4) million and $0.6 million for the years ended December 31, 1998, 1997, and 1996, respectively. The fair value of interest rate swap contracts outstanding were $(28.3) million and $(2.3) million at December 31, 1998 and 1997, respectively. Changes in the fair value of contracts are reported as an unrealized gain or loss, consistent with the underlying hedged security. Any gain or loss on the termination of interest rate swap contracts accounted for as hedges are deferred and recognized with the gain or loss on the hedged transaction. The Company had no deferred gain or loss on interest rate swap contracts in 1998 or 1997. A reconciliation of the notional amount of interest rate swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Contracts outstanding, beginning of year....................  $  244.1    $  5.0     $ 17.5
New contracts...............................................     873.5     244.7        5.0
Contracts expired...........................................      (5.0)     (5.6)     (17.5)
                                                              --------    ------     ------
Contracts outstanding, end of year..........................  $1,112.6    $244.1     $  5.0
                                                              ========    ======     ======

Expected maturities of interest rate swap contracts outstanding at December 31, 1998 is $44.0 million in 2000, $234.5 million in 2002, $810.5 million in 2003 and $23.6 million thereafter. There are no expected maturities of interest rate contracts in 1999 or 2001.

G.  OTHER SWAP CONTRACTS

The Company enters into security return-linked and insurance portfolio-linked swap contracts for investment purposes. Under the security return-linked contracts, the Company agrees to exchange cash flows according to the performance of a specified security or portfolio of securities. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. As with interest rate swap contracts, the primary risk associated with these transactions is the inability of the counterparty to meet its obligation. The Company regularly assesses the financial strength of its counterparties and generally enters into forward or swap agreements with counterparties rated "A" or better by nationally recognized rating agencies. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged, which at December 31, 1998, was not material to the Company. The Company does not require collateral or other security to support financial instruments with credit risk.

In 1998, the Company also entered into credit default swap agreements. Under the terms of these agreements, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of the underlying companies and generally enters into default swap agreements for companies rated "A" or better by nationally recognized rating agencies.

The swap contracts are marked to market with any gain or loss recognized currently. The fair values of swap contracts outstanding were $(0.1) million at December 31, 1998 and 1997. The net amount receivable or payable under security-returned-linked and insurance portfolio-linked swap contracts is recognized when the contracts are marked to market. The net increase (decrease) in realized investment gains related to these contracts was $1.1 million in 1998 and $(1.6) million in 1997. There were no realized investment gains or losses on other swap contracts recognized in 1996.

The stated annual premium under credit default swap contracts is recognized currently in net investment income. The net increase to investment income related to credit default swap contracts was $0.2 million in 1998. There was no investment income recognized in 1997 and 1996.

A reconciliation of the notional amount of other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Contracts outstanding, beginning of year....................   $ 15.0    $  58.6     $--
New contracts...............................................    266.3      192.1      58.6
Contracts expired...........................................    (26.3)    (211.6)     --
Contracts terminated........................................    --         (24.1)     --
                                                               ------    -------     -----
Contracts outstanding, end of year..........................   $255.0    $  15.0     $58.6
                                                               ======    =======     =====

Expected maturities of other swap contracts outstanding at December 31, 1998 are as follows: $115.0 million in 1999, $115.0 million in 2000 and $25.0 million in 2001. There are no expected maturities of such other swap contracts in 2002 or 2003.

H.  OTHER

At December 31, 1998, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholders' equity. At December 31, 1997, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity, except for investments with the U.S. Treasury with a carrying value of $262.4 million.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Fixed maturities............................................   $530.8     $541.9     $553.8
Mortgage loans..............................................     58.3       57.5       69.5
Equity securities...........................................      7.4       10.6       11.1
Policy loans................................................     11.9       10.9       10.3
Real estate.................................................      7.2       20.1       40.8
Other long-term investments.................................     (0.5)      12.4       19.9
Short-term investments......................................     14.3       12.8       10.6
                                                               ------     ------     ------
Gross investment income.....................................    629.4      666.2      716.0
Less investment expenses....................................    (15.7)     (24.4)     (45.2)
                                                               ------     ------     ------
Net investment income.......................................   $613.7     $641.8     $670.8
                                                               ======     ======     ======

At December 31, 1998, there was one mortgage loan on non-accrual status which had an outstanding principal balance of $4.3 million. This loan was restructured and fully impaired. There were no fixed maturities which were on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, had no impact in 1998 and 1997, and reduced net income by $0.5 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $28.7 million, $40.3 million and $51.3 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $3.3 million, $3.9 million and $7.7 million in 1998, 1997 and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $3.3 million, $4.2 million and $4.5 million in 1998, 1997 and 1996, respectively.

There were no fixed maturities which were non-income producing for the year ended December 31, 1998. There was one mortgage loan which was non-income producing for the year ended December 31, 1998, which had an outstanding principal balance of $4.3 million and was fully impaired.

Included in other long-term investments is a loss from limited partnerships of $7.5 million in 1998, and income of $7.8 million and $13.7 million in 1997 and 1996, respectively.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Fixed maturities............................................   $(11.8)    $14.7      $(9.7)
Mortgage loans..............................................      8.8      (1.2)      (2.4)
Equity securities...........................................     66.6      53.6       54.8
Real estate.................................................     13.7      12.8       21.1
Other.......................................................    (14.7)     (3.4)       3.0
                                                               ------     -----      -----
Net realized investment gains...............................   $ 62.6     $76.5      $66.8
                                                               ======     =====      =====

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Unrealized gains on securities:
Unrealized holding gains arising during period, (net of
 taxes and minority interest of $(20.8) million,
 $123.7 million and $10.7 million in 1998, 1997 and 1996,
 respectively)..............................................   $ (6.8)    $115.5     $ (0.7)
Less: reclassification adjustment for gains included in net
 income (net of taxes and minority interest of
 $21.5 million, $30.7 million and $24.2 million in 1998,
 1997 and 1996, respectively)...............................     33.3       37.6       20.9
                                                               ------     ------     ------
Other comprehensive income..................................   $(40.1)    $ 77.9     $(21.6)
                                                               ======     ======     ======

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Included in the fair value of fixed maturities are swap contracts used to hedge fixed maturities with a fair value of $(27.1) million at December 31, 1998. Fair values of interest rate futures were not material at December 31, 1997.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.

The estimated fair values of the financial instruments were as follows:

                                                           1998                  1997
                                                    -------------------   -------------------
DECEMBER 31,                                        CARRYING     FAIR     CARRYING     FAIR
(IN MILLIONS)                                        VALUE      VALUE      VALUE      VALUE
-------------                                       --------   --------   --------   --------
FINANCIAL ASSETS
  Cash and cash equivalents.......................  $  504.0   $  504.0   $  213.9   $  213.9
  Fixed maturities................................   7,683.9    7,683.9    7,253.5    7,253.5
  Equity securities...............................     397.1      397.1      479.0      479.0
  Mortgage loans..................................     562.3      587.1      567.5      597.0
  Policy loans....................................     154.3      154.3      141.9      141.9
                                                    --------   --------   --------   --------
                                                    $9,301.6   $9,326.4   $8,655.8   $8,685.3
                                                    ========   ========   ========   ========
FINANCIAL LIABILITIES
  Guaranteed investment contracts.................  $1,791.8   $1,830.8   $  985.2   $1,004.7
  Supplemental contracts without life
    contingencies.................................      37.3       37.3       22.4       22.4
  Dividend accumulations..........................      88.4       88.4       87.8       87.8
  Other individual contract deposit funds.........      61.6       61.1       57.9       55.7
  Other group contract deposit funds..............     700.4      704.0      714.8      715.5
  Individual annuity contracts....................   1,110.6    1,073.6      907.4      882.2
  Short-term debt.................................     221.3      221.3       33.0       33.0
  Long-term debt..................................     --         --           2.6        2.6
                                                    --------   --------   --------   --------
                                                    $4,011.4   $4,016.5   $2,811.1   $2,803.9
                                                    ========   ========   ========   ========

6.  CLOSED BLOCK

Included in other income in the Consolidated Statement of Income in 1998, 1997 and 1996 is a net pre-tax contribution from the Closed Block of $10.4 million, $9.1 million and $8.6 million, respectively. Summarized financial information of the Closed Block as of December 31, 1998 and 1997 and for the period ended December 31, 1998, 1997 and 1996 is as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Assets
  Fixed maturities, at fair value (amortized cost of $399.1
    and $400.1, respectively)...............................   $414.2     $412.9
  Mortgage loans............................................    136.0      112.0
  Policy loans..............................................    210.9      218.8
  Cash and cash equivalents.................................      9.4       25.1
  Accrued investment income.................................     14.1       14.1
  Deferred policy acquisition costs.........................     15.6       18.2
  Other assets..............................................      2.9        5.6
                                                               ------     ------
Total assets................................................   $803.1     $806.7
                                                               ======     ======
Liabilities
  Policy liabilities and accruals...........................   $862.9     $875.1
  Other liabilities.........................................      9.1       10.4
                                                               ------     ------
Total liabilities...........................................   $872.0     $885.5
                                                               ======     ======

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Revenues
    Premiums................................................  $  55.4    $  58.3    $  61.7
    Net investment income...................................     53.3       53.4       52.6
    Realized investment loss................................      0.1        1.3       (0.7)
                                                              -------    -------    -------
Total revenues..............................................    108.8      113.0      113.6
Benefits and expenses
    Policy benefits.........................................     95.0      100.5      101.2
    Policy acquisition expenses.............................      2.7        3.0        3.2
    Other operating expenses................................      0.7        0.4        0.6
                                                              -------    -------    -------
Total benefits and expenses.................................     98.4      103.9      105.0
                                                              -------    -------    -------
Contribution from the Closed Block..........................  $  10.4    $   9.1    $   8.6
                                                              =======    =======    =======
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block......................  $  10.4    $   9.1    $   8.6
    Change in deferred policy acquisition costs, net........      2.6        2.9        3.4
    Change in premiums and other receivables................      0.3      --           0.2
    Change in policy liabilities and accruals...............    (13.5)     (11.6)     (13.9)
    Change in accrued investment income.....................    --           0.2        2.3
    Deferred Taxes..........................................      0.1       (5.1)       1.0
    Change in other assets..................................      2.4       (2.9)      (1.6)
    Change in expenses and taxes payable....................     (2.9)      (2.0)       1.7
    Other, net..............................................     (0.1)      (1.2)       1.4
                                                              -------    -------    -------
  Net cash (used in) provided by operating activities.......     (0.7)     (10.6)       3.1
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.........     83.6      161.6      188.1
    Purchases of investments................................   (106.5)    (161.4)    (196.9)
    Other, net..............................................      7.9       11.4       12.2
                                                              -------    -------    -------
  Net cash provided by (used in) investing activities.......    (15.0)      11.6        3.4
                                                              -------    -------    -------
Net increase in cash and cash equivalents...................    (15.7)       1.0        6.5
Cash and cash equivalents, beginning of year................     25.1       24.1       17.6
                                                              -------    -------    -------
Cash and cash equivalents, end of year......................  $   9.4    $  25.1    $  24.1
                                                              =======    =======    =======

There are no valuation allowances on mortgage loans in the Closed Block at December 31, 1998, 1997 or 1996, respectively.

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7.  DEBT

Short and long-term debt consisted of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Short-Term
    Commercial paper........................................   $ 41.3     $32.6
    Borrowings under bank credit facility...................    150.0      --
    Repurchase agreements...................................     30.0      --
    Other...................................................     --         0.4
                                                               ------     -----
Total short-term debt.......................................   $221.3     $33.0
                                                               ======     =====
Long-term debt..............................................   $ --       $ 2.6
                                                               ======     =====

FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by a credit agreement. At December 31, 1998, the weighted average interest rate for outstanding commercial paper was approximately 5.34%.

Effective December 4, 1998, the Company entered into a credit agreement that expired on February 5, 1999. Borrowings under this agreement were unsecured and incurred interest at a rate per annum equal to the eurodollar rate plus applicable margin. Borrowings outstanding under this credit facility at December 31, 1998 were $150.0 million.

During 1998 and 1996, the Company utilized repurchase agreements to finance certain investments. The 1996 repurchase agreements were settled by the end of 1996.

In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC and APY. Interest expense was $7.3 million, $3.6 million and $16.8 million in 1998, 1997 and 1996, respectively. Interest paid on the credit agreement was approximately $0.7 million in 1998 and $2.8 million in 1997. Interest expense during 1996 also included $11.0 million related to interest payments on repurchase agreements. All interest expense is recorded in other operating expenses.

8.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Federal income tax expense (benefit)
    Current.................................................   $ 67.6     $83.3      $ 96.8
    Deferred................................................    (15.4)     14.2       (15.7)
                                                               ------     -----      ------
Total.......................................................   $ 52.2     $97.5      $ 81.1
                                                               ======     =====      ======

The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Expected federal income tax expense.........................   $100.9     $131.8     $122.3
    Tax-exempt interest.....................................    (38.9)     (37.9)     (35.3)
    Differential earnings amount............................    --         --         (10.2)
    Dividend received deduction.............................     (5.1)      (3.2)      (1.6)
    Changes in tax reserve estimates........................      2.3        7.8        4.7
    Tax credits.............................................     (8.5)      (2.7)
    Other, net..............................................      1.5        1.7        1.2
                                                               ------     ------     ------
Federal income tax expense..................................   $ 52.2     $ 97.5     $ 81.1
                                                               ======     ======     ======

Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). The differential earnings amount included in 1996 related to an adjustment for the 1994 tax year based on the actual mutual life insurance companies' earnings rate issued by the IRS in 1996. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

The deferred income tax (asset) liability represents the tax effects of temporary differences attributable to the Company's consolidated federal tax return group. Its components were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Deferred tax (assets) liabilities
    AMT carryforwards.......................................  $ (16.8)   $ (15.6)
    Loss reserve discounting................................   (406.6)    (391.6)
    Deferred acquisition costs..............................    345.8      291.8
    Employee benefit plans..................................    (45.3)     (48.0)
    Investments, net........................................    121.7      175.4
    Bad debt reserve........................................     (1.8)     (14.3)
    Litigation reserve......................................    (10.9)     --
    Other, net..............................................     (5.5)      15.2
                                                              -------    -------
Deferred tax (asset) liability, net.........................  $ (19.4)   $  12.9
                                                              =======    =======

Gross deferred income tax assets totaled $486.9 million and $469.5 million at December 31, 1998 and 1997, respectively. Gross deferred income tax liabilities totaled $467.5 million and $482.4 million at December 31, 1998 and 1997, respectively.

The Company believes, based on the its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 1998, there are available alternative minimum tax credit carryforwards of $16.8 million.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/ AFLIAC consolidated group's federal income tax returns through 1994. The IRS has also examined the former Allmerica P&C consolidated group's federal income tax returns through 1991. The Company has appealed certain adjustments proposed by the IRS with respect to the federal income tax returns for 1992,1993 and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/ AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9.  PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under a defined benefit pension plan. This plan is based on a defined benefit cash balance formula, whereby the Company annually provides an allocation to each eligible employee based on a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1998, 1997 and 1996 allocations were based on 7.0% of each eligible employee's salary. In addition to the cash balance allocation, certain transition group employees, who have met specified age and service requirements as of December 31, 1994, are eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

Components of net periodic pension cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Service cost -- benefits earned during the year.............   $ 19.0     $ 19.9     $ 19.0
Interest cost...............................................     25.5       23.5       21.9
Expected return on plan assets..............................    (34.9)     (31.2)     (28.3)
Recognized net actuarial loss (gain)........................      0.4        0.1       (0.4)
Amortization of transition asset............................     (1.8)      (1.9)      (1.9)
Amortization of prior service cost..........................     (1.7)      (2.0)      (2.3)
                                                               ------     ------     ------
Net periodic pension cost...................................   $  6.5     $  8.4     $  8.0
                                                               ======     ======     ======

The following table summarizes the status of the pension plan. At December 31, 1998 and 1997 the plan's assets exceeded its projected benefit obligations.

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Change in benefit obligations:
    Projected benefit obligation at beginning of year.......   $370.4     $344.2
    Service cost -- benefits earned during the year.........     19.0       19.9
    Interest cost...........................................     25.5       23.5
    Actuarial losses........................................     20.4        0.3
    Benefits paid...........................................    (21.1)     (17.5)
                                                               ------     ------
    Projected benefit obligation at end of year.............   $414.2     $370.4
                                                               ======     ======
Change in plan assets:
    Fair value of plan assets at beginning of year..........   $395.5     $347.8
    Actual return on plan assets............................     67.2       65.2
    Benefits paid...........................................    (21.1)     (17.5)
                                                               ------     ------
    Fair value of plan assets at end of year................    441.6      395.5
                                                               ------     ------
    Funded status of the plan...............................     27.4       25.1
    Unrecognized transition obligation......................    (23.9)     (26.2)
    Unamortized prior service cost..........................    (11.0)     (13.9)
    Unrecognized net actuarial gains........................    (54.9)     (44.9)
                                                               ------     ------
        Net pension liability...............................   $(62.4)    $(59.9)
                                                               ======     ======

As a result of AFC's merger with APY, certain pension liabilities were reduced by $11.7 million in 1997, to reflect their fair value as of the purchase date. These pension liabilities were reduced by $10.3 million in 1998, which reflects fair value, net of applicable amortization. Determination of the projected benefit obligations was based on a weighted average discount rate of 6.5% and 7.0% in 1998 and 1997, respectively, and the assumed long-term rate of return on plan assets was 9.0% in both 1998 and 1997. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.0% to 5.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. Plan assets also include 973,262 shares of AFC Common Stock at both December 31, 1998 and 1997, with a market value of $56.3 million and $48.6 million at December 31, 1998 and 1997, respectively.

The Company has a defined contribution 401(k) plan for its employees, whereby the Company matches employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. During 1998, 1997 and 1996, the Company matched 50% of employees' contributions up to 6.0% of eligible compensation. The total expenses related to this plan was $5.6 million, $3.3 million and $5.5 million, in 1998, 1997 and 1996, respectively. In addition to this plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1998, 1997 and 1996 was $3.0 million, $2.8 million and $2.0 million, respectively.

On January 1, 1998, substantially all of the aforementioned defined benefit and defined contribution 401k plans were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $5.9 million change of interest adjustment to additional paid in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

10.  OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical, and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

The plan changes, effective January 1, 1996, resulted in a negative plan amendment (change in eligibility and medical benefits) of $26.8 million and curtailment (no future increases in life insurance) of $5.3 million. The negative plan amendment will be amortized as prior service cost over the average number of years to full eligibility (approximately 9 years or $3.0 million per year). Of the $5.3 million curtailment gain, $3.3 million has been deducted from unrecognized loss and $2.0 million has been recorded as a reduction of the net periodic postretirement benefit expense.

The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
-------------                                                 --------   --------
Change in benefit obligation:
    Accumulated postretirement benefit obligation at
      beginning of year.....................................   $ 71.8     $ 72.3
    Service cost............................................      3.1        3.0
    Interest cost...........................................      5.1        4.6
    Actuarial losses........................................      7.6       (4.7)
    Benefits paid...........................................     (3.6)      (3.4)
                                                               ------     ------
    Accumulated postretirement benefit obligation at end of
      year..................................................     84.0       71.8
    Fair value of plan assets at end of year................    --         --
                                                               ------     ------
    Funded status of the plan...............................    (84.0)     (71.8)
    Unamortized prior service cost..........................    (12.9)     (15.3)
    Unrecognized net actuarial losses.......................      7.5        0.8
                                                               ------     ------
    Accumulated postretirement benefit costs................   $(89.4)    $(86.3)
                                                               ======     ======

The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Service cost................................................   $ 3.1      $ 3.0      $ 3.2
Interest cost...............................................     5.1        4.6        4.6
Recognized net actuarial loss (gain)........................     0.1       (0.1)       0.2
Amortization of prior service cost..........................    (2.4)      (2.7)      (3.0)
                                                               -----      -----      -----
Net periodic postretirement benefit cost....................   $ 5.9      $ 4.8      $ 5.0
                                                               =====      =====      =====

As a result of AFC's merger with APY in 1997, certain postretirement liabilities were reduced by $6.1 million to reflect their fair value as of the purchase date. These postretirement liabilities were reduced by $5.4 million in 1998, which reflects fair value, net of applicable amortization.

For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1998, health care costs were assumed to increase 7.0% in 1999, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1998 by $5.7 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1998 by $0.7 million. Conversely, decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation at December 31, 1998 by $5.2 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1998 by $0.6 million.

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 6.5% and 7.0% at December 31, 1998 and 1997. In addition, the actuarial present value of the accumulated postretirement benefit obligation was determined using an assumed rate of increase in future compensation levels of 5.5% for FAFLIC agents.

On January 1, 1998, substantially all of the aforementioned postretirement medical and death benefits plans were merged with the existing benefit plans of FAFLIC. The merger of benefit plans resulted in a $3.8 million change of interest adjustment to additional paid in capital during 1998. The change of interest adjustment arose from FAFLIC's forgiveness of certain Allmerica P&C benefit plan liabilities attributable to Allmerica P&C's minority interest.

11.  DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

Dividends from FAFLIC and Allmerica P&C (Hanover) are the primary source of cash flow for AFC.

Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. During 1998, FAFLIC paid dividends of $50.0 million to AFC. No dividends were declared by FAFLIC to AFC during 1997 or 1996 During 1999, FAFLIC could pay dividends of $116.4 million to AFC without prior approval of the Commissioner.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. No dividends were declared by AFLIAC to FAFLIC during 1998, 1997 or 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. Hanover declared dividends to Allmerica P&C totaling, $125.0 million, $120.0 million and $105.0 million during 1998, 1997 and 1996, respectively. During 1999, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, is approximately $1.6 million, which considers an extraordinary dividend of $125.0 million declared on March 12, 1998. The allowable dividend without prior approval will increase to $126.6 million on March 12, 1999.

Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. Citizens Insurance paid dividends to Citizens Corporation totaling $200.0 million and $6.3 million during 1998 and 1996, respectively. A $180.0 million extraordinary dividend was approved by the Commissioner in 1998. No dividends were declared by Citizens Insurance during 1997. During 1999, Citizens Insurance can declare no dividends to Citizens Corporation without prior approval of the Michigan Insurance Commissioner as a result of the $180.0 million extraordinary dividend declared on December 21, 1998.

12.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Accumulation. Within these broad areas, the Company conducts business principally in four operating segments.

Effective January 1, 1998, the Company adopted Statement No. 131. Upon adoption, the separate financial information of each segment was re-defined consistent with the way results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance. A summary of the significant changes in reportable segments is included below.

The Risk Management group includes two segments: Property and Casualty and Corporate Risk Management Services. The Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

The Retirement and Asset Accumulation group includes two segments: Allmerica Financial Services and Allmerica Asset Management. The Allmerica Financial Services segment includes variable annuities, variable universal life and traditional life insurance products distributed via retail channels as well as group retirement products, such as defined benefit and 401(k) plans and tax-sheltered annuities distributed to institutions. Through its Allmerica Asset Management segment, the Company offers its customers the option of investing in three types of GICs; the traditional GIC, the synthetic GIC and the floating rate GIC. This segment is also a Registered Investment Advisor providing investment advisory services, primarily to affiliates, and to other institutions, such as insurance companies and pension plans. In addition to the four operating segments, the Company has a Corporate segment, which consists primarily of cash, investments, corporate debt, Capital Securities and corporate overhead expenses. Corporate overhead expenses reflect costs not attributable to a particular segment, such as those generated by certain officers and directors, Corporate Technology, Corporate Finance, Human Resources and the legal department.

Significant changes to the Company's segmentation include a reclassification of corporate overhead expenses from each operating segment into the Corporate segment. Additionally, certain products (group retirement products, such as 401(k) plans and tax-sheltered annuities, group variable universal life) and certain other non-insurance operations (telemarketing and trust services) previously reported in the Allmerica Financial Institutional Services segment were combined with the Allmerica Financial Services segment. Also, the Company reclassified the GIC product line previously reported in the Allmerica Financial Institutional Services segment into the Allmerica Asset Management segment.

Management evaluates the results of the aforementioned segments based on pre-tax segment income. Pre-tax segment income is determined by adjusting net income for net realized investment gains and losses, net gains and losses on disposals of businesses, extraordinary items, the cumulative effect of accounting changes and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of pre-tax segment income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business. However, pre-tax segment income should not be construed as a substitute for net income determined in accordance with generally accepted accounting principles.

Summarized below is financial information with respect to business segments:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Segment revenues:
  Risk Management
    Property and Casualty...................................  $2,204.8   $2,211.0   $2,145.8
    Corporate Risk Management Services......................     412.9      405.4      370.7
                                                              --------   --------   --------
        Subtotal............................................   2,617.7    2,616.4    2,516.5
                                                              --------   --------   --------
  Retirement and Asset Accumulation
    Allmerica Financial Services............................     721.2      709.7      700.0
    Allmerica Asset Management..............................     121.7       91.1      110.5
                                                              --------   --------   --------
        Subtotal............................................     842.9      800.8      810.5
                                                              --------   --------   --------
  Corporate.................................................       2.3        5.5        5.2
  Intersegment revenues.....................................      (7.6)     (11.6)     (13.8)
                                                              --------   --------   --------
    Total segment revenues including Closed Block...........   3,455.2    3,411.1    3,318.4
                                                              --------   --------   --------
  Adjustment to segment revenues:
    Adjustment for Closed Block.............................     (98.4)    (102.6)    (105.7)
    Net realized gains......................................      62.6       75.6       66.8
                                                              --------   --------   --------
        Total revenues......................................  $3,419.4   $3,384.2   $3,279.5
                                                              ========   ========   ========

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Segment income (loss) before income taxes and minority
 interest:
  Risk Management
    Property and Casualty...................................   $151.4     $172.9     $170.7
    Corporate Risk Management Services......................      7.8       27.0       28.3
                                                               ------     ------     ------
        Subtotal............................................    159.2      199.9      199.0
                                                               ------     ------     ------
  Retirement and Asset Accumulation
    Allmerica Financial Services............................    166.6      134.6      106.8
    Allmerica Asset Management..............................     23.7       18.4       11.5
                                                               ------     ------     ------
        Subtotal............................................    190.3      153.0      118.3
                                                               ------     ------     ------
  Corporate.................................................    (45.3)     (44.6)     (36.6)
                                                               ------     ------     ------
    Segment income before income taxes and minority
      interest..............................................    304.2      308.3      280.7
                                                               ------     ------     ------
  Adjustments to segment income:
    Net realized investment gains, net of amortization......     53.9       78.7       69.6
    Sales practice litigation expense.......................    (31.0)     --         --
    Loss on exiting reinsurance pools.......................    (25.3)
    Gain from change in mortality assumptions...............    --          47.0      --
    Loss on cession of disability income business...........    --         (53.9)     --
    Restructuring costs.....................................    (13.0)     --         --
    Other items.............................................      (.7)      (3.2)      (1.1)
                                                               ------     ------     ------
  Income before taxes and minority interest.................   $288.1     $376.9     $349.2
                                                               ======     ======     ======

DECEMBER 31,
(IN MILLIONS)                                         1998        1997        1998        1997
-------------                                       ---------   ---------   ---------   ---------
                                                     IDENTIFIABLE ASSETS    DEFERRED ACQUISITION
                                                                                    COSTS
Risk Management
    Property and Casualty.........................  $ 5,649.0   $ 5,650.4   $  164.9     $167.2
    Corporate Risk Management Services............      567.8       619.8        2.6        2.9
                                                    ---------   ---------   --------     ------
        Subtotal..................................    6,216.8     6,270.2      167.5      170.1
Retirement and Asset Accumulation
    Allmerica Financial Services..................   19,407.3    15,159.2      993.1      794.5
    Allmerica Asset Management....................    1,810.9     1,035.1        0.6        0.9
                                                    ---------   ---------   --------     ------
        Subtotal..................................   21,218.2    16,194.3      993.7      795.4
    Corporate.....................................       29.6        26.9      --         --
                                                    ---------   ---------   --------     ------
        Total.....................................  $27,464.6   $22,491.4   $1,161.2     $965.5
                                                    =========   =========   ========     ======

13.  LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $34.9 million, $33.6 million and $34.9 million in 1998, 1997 and 1996, respectively. At December 31, 1998, future minimum rental payments under non-cancelable operating leases were approximately $73.5 million, payable as follows: 1999 -- $28.6 million; 2000 -- $21.0 million; 2001 -- $13.8 million;
2002 -- $6.9 million; and $3.2 million thereafter. It is expected that, in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 1999.

14.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts".

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). At December 31, 1998, CAR was the only reinsurer which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1998, 1997 and 1996 were $34.3 million and $38.1 million, $32.3 million and $28.2 million, and $38.0 million and $21.8 million, respectively. The Company ceded to MCCA premiums earned and losses and loss adjustment expenses in 1998, 1997 and 1996 of $3.7 million and $18.0 million, $9.8 million and $(0.8) million, and $50.5 million and $(52.9) million, respectively.

On June 2, 1998, the Company recorded a $124.2 million one-time reduction of its direct and ceded written premiums as a result of a return of excess surplus from MCCA. This transaction had no impact on the total net premiums recorded by the Company in 1998.

Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Life and accident and health insurance premiums:
    Direct..................................................  $  416.6   $  417.4   $  389.1
    Assumed.................................................     111.9      110.7       87.8
    Ceded...................................................    (189.8)    (170.1)    (138.9)
                                                              --------   --------   --------
Net premiums................................................  $  338.7   $  358.0   $  338.0
                                                              ========   ========   ========
Property and casualty premiums written:
    Direct..................................................  $1,969.3   $2,068.5   $2,039.7
    Assumed.................................................      58.8      103.1      108.7
    Ceded...................................................     (74.1)    (179.8)    (234.0)
                                                              --------   --------   --------
Net premiums................................................  $1,954.0   $1,991.8   $1,914.4
                                                              ========   ========   ========
Property and casualty premiums earned:
    Direct..................................................  $1,966.8   $2,046.2   $2,018.5
    Assumed.................................................      64.5      102.0      112.4
    Ceded...................................................     (66.1)    (195.1)    (232.6)
                                                              --------   --------   --------
Net premiums................................................  $1,965.2   $1,953.1   $1,898.3
                                                              ========   ========   ========
Life insurance and other individual policy benefits, claims, losses and loss adjustment expenses:
    Direct..................................................  $  653.6   $  656.4   $  606.5
    Assumed.................................................      67.9       61.6       44.9
    Ceded...................................................    (164.0)    (158.8)     (77.8)
                                                              --------   --------   --------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $  557.5   $  559.2   $  573.6
                                                              ========   ========   ========
Property and casualty benefits, claims, losses and loss
 adjustment expenses:
    Direct..................................................  $1,588.3   $1,464.9   $1,299.8
    Assumed.................................................      62.7      101.2       85.8
    Ceded...................................................    (158.2)    (120.6)      (2.2)
                                                              --------   --------   --------
Net policy benefits, claims, losses, and loss adjustment
 expenses...................................................  $1,492.8   $1,445.5   $1,383.4
                                                              ========   ========   ========

15.  DEFERRED POLICY ACQUISITION COSTS

The following reflects changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Balance at beginning of year................................  $  965.5   $ 822.7    $ 735.7
    Acquisition expenses deferred...........................     641.2     617.7      547.4
    Amortized to expense during the year....................    (452.8)   (476.0)    (470.1)
    Adjustment to equity during the year....................       7.3     (11.1)       9.7
    Adjustment for cession of disability income insurance...     --        (38.6)     --
    Adjustment for revision of universal and variable
      universal life insurance mortality assumptions........     --         50.8      --
                                                              --------   -------    -------
Balance at end of year......................................  $1,161.2   $ 965.5    $ 822.7
                                                              ========   =======    =======

At October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.8 million recapitalization of deferred policy acquisition costs.

16.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND
    LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $568.0 million, $533.6 million and $471.7 million at December 31, 1998, 1997 and 1996, respectively. Accident and health claim liabilities were re-estimated for all prior years and were increased by $14.6 million in 1998, and decreased by $0.2 million and $0.6 million in 1997 and 1996, respectively. The increase in 1998 resulted from the Company's reserve strengthening primarily in the assumed reinsurance and stop loss only business.

The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Reserve for losses and LAE, beginning of the year...........  $2,615.4   $2,744.1   $2,896.0
Incurred losses and LAE, net of reinsurance recoverable:
    Provision for insured events of the current year........   1,609.0    1,564.1    1,513.3
    Decrease in provision for insured events of prior
      years.................................................    (127.2)    (127.9)    (141.4)
                                                              --------   --------   --------
Total incurred losses and LAE...............................   1,481.8    1,436.2    1,371.9
                                                              --------   --------   --------
Payments, net of reinsurance recoverable:
    Losses and LAE attributable to insured events of current
      year..................................................     871.9      775.1      759.6
    Losses and LAE attributable to insured events of prior
      years.................................................     643.0      732.1      627.6
                                                              --------   --------   --------
Total payments..............................................   1,514.9    1,507.2    1,387.2
                                                              --------   --------   --------
Change in reinsurance recoverable on unpaid losses..........      15.0      (50.2)    (136.6)
                                                              --------   --------   --------
Other (1)...................................................     --          (7.5)     --
                                                              --------   --------   --------
Reserve for losses and LAE, end of year.....................  $2,597.3   $2,615.4   $2,744.1
                                                              ========   ========   ========

(1) Includes purchase accounting adjustments.

As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $127.2 million, $127.9 million and $141.1 million in 1998, 1997, and 1996, respectively.

The decrease in favorable development on prior years' reserves of $0.7 million in 1998 results from a $20.7 million decrease in favorable development at Citizens, significantly offset by a $20.0 million increase in favorable development at Hanover. The decrease in favorable development on prior year reserves at Citizens in 1998, reflects a $13.8 million decrease in favorable development, to $21.9 million, in the workers' compensation line. In addition, favorable development in the commercial multiple peril line decreased $4.0 million, to

$0.3 million. These declines in favorable development are partially offset by continued favorable development on prior year reserves in the personal automobile line due to tort reform in Michigan, which became effective July 26, 1996. The new legislation requires judges rather than juries to determine if the minimum threshold to allow pain and suffering damage settlements has been met.

The increase in favorable development at Hanover during 1998 reflects a $20.6 million increase in favorable development on prior year reserves, to $38.0 million, in the personal automobile line, as well as a $14.9 million increase to $12.1 million in the commercial multiple peril line. These increases are primarily attributable to the initiatives taken by the Company over the past two years which are expected to reduce ultimate settlement costs. These increases are partially offset by less favorable development in the workers' compensation line where favorable development on prior year reserves decreased
$19.2 million, to $9.6 million.

The decrease in favorable development on prior years' reserves of $13.5 million in 1997 results primarily from a $24.6 million decrease in favorable development at Hanover to $58.4 million, partially offset by an $11.1 million increase in favorable development at Citizens to $69.5 million. The decrease in Hanover's favorable development of $24.6 million in 1997 reflects a decrease in favorable development of $25.0 million, to $17.4 million, in the personal automobile line as well as a decrease in favorable development of $8.5 million, to unfavorable development of $2.8 million, in the commercial multiple peril line. These decreases were partially offset by an increase in favorable development in the workers' compensation line of $11.5 million, to $28.8 million. The increase in favorable development at Citizens in 1997, reflects improved severity in the workers' compensation line where favorable development increased $13.9 million, to $35.7 million, and in the commercial multiple peril line where favorable development increased $7.0 million, to $4.3 million. These increases are partially offset by less favorable development in the personal automobile line, where favorable development decreased $10.5 million, to $22.5 million in 1997.

This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

Due to the nature of the business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small and therefore their reserves are relatively small compared to other types of liabilities. Loss and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE were $49.9 million, $53.1 million and $50.8 million, net of reinsurance of $14.2 million, $15.7 million and $20.2 million in 1998, 1997 and 1996, respectively. The Regional Property and Casualty subsidiaries do not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Regional Property and Casualty subsidiaries may be required to defend such claims. The Company estimated its ultimate liability for these claims based upon currently known facts, reasonable assumptions where the facts are not known, current law and methodologies currently available. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. The Company believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims are adequate. In addition, the Company is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

17.  MINORITY INTEREST

The Company's interest in Allmerica P&C is represented by ownership of 70.0%, 65.8% and 59.5% of the outstanding shares of common stock at December 31, 1998, 1997 and 1996, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

18.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries, including FAFLIC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, the plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, the Company and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, FAFLIC recognized a $31.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.

YEAR 2000

The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

19.  STATUTORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                   1998       1997       1996
-------------                                                 --------   --------   --------
Statutory Net Income (Combined)
    Property and Casualty Companies.........................  $  180.7   $  190.3   $  155.5
    Life and Health Companies...............................      86.4      191.2      133.3
Statutory Shareholder's Surplus (Combined)
    Property and Casualty Companies.........................  $1,269.3   $1,279.6   $1,201.6
    Life and Health Companies...............................   1,164.1    1,221.3    1,120.1

20.  SUBSEQUENT EVENT

On April 1, 1999, Allmerica P&C redeemed an additional 3,246.8 shares of its issued and outstanding common stock owned by AFC for $125.0 million, thereby increasing FAFLIC's ownership of Allmerica P&C by 4.8%. The 1999 transaction consisted of $75.4 million of securities and $49.6 million of cash.

21.  EVENTS SUBSEQUENT TO DATE OF INDEPENDENT ACCOUNTANTS' REPORT (UNAUDITED)

During the second quarter of 1999, AFC approved a plan to exit its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters ("AGU") business and its accident and health assumed reinsurance pool business ("reinsurance pool business"). During the third quarter of 1998, the Company ceased writing new premium in the reinsurance pool business, subject to certain contractual obligations. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of FAFLIC's group life and health insurance business, including its reinsurance pool business, have been reported in the Consolidated Statements of Income as discontinued operations in the second quarter of 1999 in accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB No. 30"). In the third quarter of 1999, the operating results from the discontinued business were adjusted to reflect the recording of additional reserves related to prior years. At December 31, 1998, the businesses had assets of approximately $480.9 million consisting primarily of invested assets, premiums and fees receivable, and reinsurance recoverables, and liabilities of approximately $445.3 million consisting primarily of policy liabilities. Revenues for the discontinued operations were $398.5 million, $389.2 million, and $356.4 million for the years ended December 31, 1998, 1997 and 1996, respectively. Net (loss) income for the discontinued operations was ($13.3) million, $16.6 million, and $17.0 million for the years ended December 31, 1998, 1997 and 1996, respectively. On October 6, 1999, AFC announced that it reached an agreement which provides for the sale of the Company's EBS business effective

March 1, 2000. As a result of this transaction, the Company recorded a $30.5 million loss, net of taxes, on the disposal of its group life and health business.

AFC has made certain changes to its corporate structure effective July 1, 1999. These changes include the transfer of FAFLIC's ownership of Allmerica P&C, as well as several non-insurance subsidiaries, from FAFLIC to AFC. FAFLIC has retained its ownership of AFLIAC and certain other subsidiaries. Under an agreement with the Commonwealth of Massachusetts Insurance Commissioner ("the Commissioner"), AFC has contributed to FAFLIC capital of $125.0 million and agreed to maintain FAFLIC's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 would require the prior approval of the Commissioner. This transaction was approved by the Commissioner on May 24, 1999.

In 1998, the net income of the subsidiaries, which is included in FAFLIC's net income, to be transferred from FAFLIC to AFC pursuant to the aforementioned change in corporate structure was $95.7 million. As of December 31, 1998, the total assets and total shareholders' equity of these subsidiaries were $4,033.0 million and $1,264.1 million, respectively.

On May 19, 1999, the Federal District Court in Worcester, Massachusetts issued an order relating to the litigation mentioned in Note 18, above, certifying the class for settlement purposes and granting final approval of the settlement agreement.

Prior to the aforementioned change in AFC's corporate structure, on May 5, 1999 and May 11, 1999, Allmerica P&C redeemed 1,273.9 shares and 4,142.0 shares of its issued and outstanding common stock owned by AFC for $50.0 million and $175.0 million, respectively. The May 5, 1999 and May 11, 1999 transactions consisted of cash and short-term securities. After the May 11, 1999 transaction, FAFLIC's ownership of Allmerica P&C increased to 84.52%.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial Life Insurance Company and the Contractowners of the Separate Account VA-K Allmerica Advantage Variable Annuity and ExecAnnuity Plus Variable Annuity of First Allmerica Financial Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account VA-K Allmerica Advantage Variable Annuity and ExecAnnuity Plus Variable Annuity of First Allmerica Financial Life Insurance Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating to overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 26, 1999

SEPARATE ACCOUNT VA-K ALLMERICA ADVANTAGE VARIABLE ANNUITY AND EXECANNUITY PLUS
                                VARIABLE ANNUITY
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                             INVESTMENT
                                                                GRADE         MONEY           EQUITY          GOVERNMENT
                                                 GROWTH        INCOME         MARKET          INDEX              BOND
                                              ------------   -----------   ------------   --------------   ----------------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $ 21,826,646   $6,957,372    $ 10,375,288    $  23,413,636      $3,315,626
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............            --           --              --               --              --
Investment in shares of T. Rowe Price
 International Series, Inc..................            --           --              --               --              --
Investment in shares of Delaware Group
 Premium Fund, Inc..........................            --           --              --               --              --
Receivable from First Allmerica Financial
 Life Insurance Company (Sponsor)...........            --           --              --           38,946              --
                                              ------------   -----------   ------------   --------------   ----------------
  Total assets..............................    21,826,646    6,957,372      10,375,288       23,452,582       3,315,626

LIABILITIES:
Payable to First Allmerica Financial Life
 Insurance Company (Sponsor)................       281,836           --              33               --              --
                                              ------------   -----------   ------------   --------------   ----------------
  Net assets................................  $ 21,544,810   $6,957,372    $ 10,375,255    $  23,452,582      $3,315,626
                                              ------------   -----------   ------------   --------------   ----------------
                                              ------------   -----------   ------------   --------------   ----------------
Net asset distribution by category:
  Qualified variable annuity contracts......  $ 14,626,276   $4,634,964    $  6,888,691    $  15,628,670      $1,862,448
  Non-qualified variable annuity
    contracts...............................     6,918,534    2,322,408       3,486,564        7,823,912       1,453,178
                                              ------------   -----------   ------------   --------------   ----------------
                                              $ 21,544,810   $6,957,372    $ 10,375,255    $  23,452,582      $3,315,626
                                              ------------   -----------   ------------   --------------   ----------------
                                              ------------   -----------   ------------   --------------   ----------------

Qualified units outstanding, December 31,
 1998.......................................     6,262,251    3,437,335       5,764,875        5,650,027       1,463,251
Net asset value per qualified unit, December
 31, 1998...................................  $   2.335626   $ 1.348418    $   1.194942    $    2.766123      $ 1.272815
Non-qualified units outstanding, December
 31, 1998...................................     2,962,176    1,722,320       2,917,768        2,828,476       1,141,704
Net asset value per non-qualified unit,
 December 31, 1998..........................  $   2.335626   $ 1.348418    $   1.194942    $    2.766123      $ 1.272815

                                                 SELECT                        SELECT
                                               AGGRESSIVE       SELECT         GROWTH      SELECT VALUE
                                                 GROWTH         GROWTH       AND INCOME    OPPORTUNITY*
                                              ------------   ------------   ------------   ------------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $ 20,453,722   $ 23,117,675   $16,452,617    $13,207,156
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............            --             --            --             --
Investment in shares of T. Rowe Price
 International Series, Inc..................            --             --            --             --
Investment in shares of Delaware Group
 Premium Fund, Inc..........................            --             --            --             --
Receivable from First Allmerica Financial
 Life Insurance Company (Sponsor)...........            --             --        32,492             --
                                              ------------   ------------   ------------   ------------
  Total assets..............................    20,453,722     23,117,675    16,485,109     13,207,156
LIABILITIES:
Payable to First Allmerica Financial Life
 Insurance Company (Sponsor)................            --             --            --             --
                                              ------------   ------------   ------------   ------------
  Net assets................................  $ 20,453,722   $ 23,117,675   $16,485,109    $13,207,156
                                              ------------   ------------   ------------   ------------
                                              ------------   ------------   ------------   ------------
Net asset distribution by category:
  Qualified variable annuity contracts......  $ 14,495,089   $ 15,445,261   $ 9,707,170    $ 9,098,254
  Non-qualified variable annuity
    contracts...............................     5,958,633      7,672,414     6,777,939      4,108,902
                                              ------------   ------------   ------------   ------------
                                              $ 20,453,722   $ 23,117,675   $16,485,109    $13,207,156
                                              ------------   ------------   ------------   ------------
                                              ------------   ------------   ------------   ------------
Qualified units outstanding, December 31,
 1998.......................................     7,286,861      5,604,880     4,427,258      4,989,938
Net asset value per qualified unit, December
 31, 1998...................................  $   1.989209   $   2.755681   $  2.192592    $  1.823320
Non-qualified units outstanding, December
 31, 1998...................................     2,995,479      2,784,217     3,091,291      2,253,528
Net asset value per non-qualified unit,
 December 31, 1998..........................  $   1.989209   $   2.755681   $  2.192592    $  1.823320

* Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K ALLMERICA ADVANTAGE VARIABLE ANNUITY AND EXECANNUITY PLUS
                                VARIABLE ANNUITY
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                                 SELECT         SELECT         DGPF
                                              INTERNATIONAL    CAPITAL      INTERNATIONAL FIDELITY VIP   FIDELITY VIP   FIDELITY VIP
                                                 EQUITY      APPRECIATION     EQUITY      HIGH INCOME    EQUITY-INCOME     GROWTH
                                              ------------   ------------   -----------   ------------   ------------   ------------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $15,591,157    $11,147,827    $       --    $        --    $        --    $        --
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............           --             --            --     20,672,042     36,052,923     35,344,990
Investment in shares of T. Rowe Price
 International Series, Inc..................           --             --            --             --             --             --
Investment in shares of Delaware Group
 Premium Fund, Inc..........................           --             --     6,254,787             --             --             --
Receivable from First Allmerica Financial
 Life Insurance Company (Sponsor)...........           --             --            --             --             --             --
                                              ------------   ------------   -----------   ------------   ------------   ------------
  Total assets..............................   15,591,157     11,147,827     6,254,787     20,672,042     36,052,923     35,344,990

LIABILITIES:
Payable to First Allmerica Financial Life
 Insurance Company (Sponsor)................           --             --            --             --             --             --
                                              ------------   ------------   -----------   ------------   ------------   ------------
  Net assets................................  $15,591,157    $11,147,827    $6,254,787    $20,672,042    $36,052,923    $35,344,990
                                              ------------   ------------   -----------   ------------   ------------   ------------
                                              ------------   ------------   -----------   ------------   ------------   ------------
Net asset distribution by category:
  Qualified variable annuity contracts......  $10,801,187    $ 7,775,538    $4,442,666    $13,257,676    $23,791,242    $23,923,730
  Non-qualified variable annuity
    contracts...............................    4,789,970      3,372,289     1,812,121      7,414,366     12,261,681     11,421,260
                                              ------------   ------------   -----------   ------------   ------------   ------------
                                              $15,591,157    $11,147,827    $6,254,787    $20,672,042    $36,052,923    $35,344,990
                                              ------------   ------------   -----------   ------------   ------------   ------------
                                              ------------   ------------   -----------   ------------   ------------   ------------

Qualified units outstanding, December 31,
 1998.......................................    6,728,831      4,147,763     2,946,096      9,109,025     10,631,627      8,822,677
Net asset value per qualified unit, December
 31, 1998...................................  $  1.605210    $  1.874634    $ 1.507984    $  1.455444    $  2.237780    $  2.711618
Non-qualified units outstanding, December
 31, 1998...................................    2,984,015      1,798,906     1,201,684      5,094,230      5,479,395      4,211,973
Net asset value per non-qualified unit,
 December 31, 1998..........................  $  1.605210    $  1.874634    $ 1.507984    $  1.455444    $  2.237780    $  2.711618

                                                             FIDELITY       T. ROWE
                                               FIDELITY       VIP II         PRICE
                                                  VIP          ASSET      INTERNATIONAL
                                               OVERSEAS       MANAGER        STOCK
                                              -----------   -----------   -----------
ASSETS:
Investments in shares of Allmerica
 Investment Trust...........................  $       --    $       --    $       --
Investments in shares of Fidelity Variable
 Insurance Products Funds (VIP).............   6,286,148     6,085,273            --
Investment in shares of T. Rowe Price
 International Series, Inc..................          --            --     7,914,963
Investment in shares of Delaware Group
 Premium Fund, Inc..........................          --            --            --
Receivable from First Allmerica Financial
 Life Insurance Company (Sponsor)...........          --            --            --
                                              -----------   -----------   -----------
  Total assets..............................   6,286,148     6,085,273     7,914,963
LIABILITIES:
Payable to First Allmerica Financial Life
 Insurance Company (Sponsor)................          --            --            --
                                              -----------   -----------   -----------
  Net assets................................  $6,286,148    $6,085,273    $7,914,963
                                              -----------   -----------   -----------
                                              -----------   -----------   -----------
Net asset distribution by category:
  Qualified variable annuity contracts......  $4,222,956    $4,405,083    $5,033,626
  Non-qualified variable annuity
    contracts...............................   2,063,192     1,680,190     2,881,337
                                              -----------   -----------   -----------
                                              $6,286,148    $6,085,273    $7,914,963
                                              -----------   -----------   -----------
                                              -----------   -----------   -----------
Qualified units outstanding, December 31,
 1998.......................................   2,927,485     2,543,524     3,605,982
Net asset value per qualified unit, December
 31, 1998...................................  $ 1.442520    $ 1.731882    $ 1.395910
Non-qualified units outstanding, December
 31, 1998...................................   1,430,269       970,152     2,064,128
Net asset value per non-qualified unit,
 December 31, 1998..........................  $ 1.442520    $ 1.731882    $ 1.395910

   The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K ALLMERICA ADVANTAGE VARIABLE ANNUITY AND EXECANNUITY PLUS
                                VARIABLE ANNUITY
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                               INVESTMENT
                                                        GROWTH                GRADE INCOME              MONEY MARKET
                                               ------------------------  ----------------------  --------------------------
                                                      YEAR ENDED               YEAR ENDED                YEAR ENDED
                                                     DECEMBER 31,             DECEMBER 31,              DECEMBER 31,
                                                  1998         1997         1998        1997         1998          1997
                                               -----------  -----------  ----------  ----------  ------------  ------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   199,572  $   170,276  $  372,511  $  263,167  $    564,432  $    516,480
  Mortality and expense risk fees............     (223,817)    (137,518)    (75,848)    (48,741)     (130,349)     (119,272)
  Administrative expense fees................      (36,436)     (22,387)    (12,348)     (7,935)      (21,220)      (19,416)
                                               -----------  -----------  ----------  ----------  ------------  ------------
    Net investment income (loss).............      (60,681)      10,371     284,315     206,491       412,863       377,792
                                               -----------  -----------  ----------  ----------  ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      186,327    2,308,885          --          --            --            --
  Net realized gain (loss) from sales of
    investments..............................       41,417      138,749      22,115       9,652            --            --
                                               -----------  -----------  ----------  ----------  ------------  ------------
  Net realized gain (loss)...................      227,744    2,447,634      22,115       9,652            --            --
  Net unrealized gain (loss).................    2,783,753     (384,729)     69,734      95,127            --            --
                                               -----------  -----------  ----------  ----------  ------------  ------------
    Net realized and unrealized gain
     (loss)..................................    3,011,497    2,062,905      91,849     104,779            --            --
                                               -----------  -----------  ----------  ----------  ------------  ------------

  Net increase (decrease) in net assets from
    operations...............................    2,950,816    2,073,276     376,164     311,270       412,863       377,792
                                               -----------  -----------  ----------  ----------  ------------  ------------

CONTRACT TRANSACTIONS:
  Net purchase payments......................    1,295,185    1,060,800     477,719     503,732    42,956,520    40,462,298
  Withdrawals................................     (854,008)    (358,269)   (278,536)   (265,487)   (1,527,192)     (692,901)
  Contract benefits..........................     (139,181)     (50,924)         --     (29,778)       (7,305)       (6,827)
  Contract charges...........................       (5,051)      (3,392)       (805)       (779)       (2,579)       (1,957)
  Transfers between sub-accounts (including
    fixed account), net......................    3,331,381    4,382,510   1,501,451     960,713   (43,621,528)  (41,635,156)
  Other transfers from (to) the General
    Account..................................      267,895      104,494     (45,851)     96,701     2,251,241     3,255,231
                                               -----------  -----------  ----------  ----------  ------------  ------------
  Net increase (decrease) in net assets from
    contract transactions....................    3,896,221    5,135,219   1,653,978   1,265,102        49,157     1,380,688
                                               -----------  -----------  ----------  ----------  ------------  ------------

  Net increase (decrease) in net assets......    6,847,037    7,208,495   2,030,142   1,576,372       462,020     1,758,480

NET ASSETS:
  Beginning of year..........................   14,697,773    7,489,278   4,927,230   3,350,858     9,913,235     8,154,755
                                               -----------  -----------  ----------  ----------  ------------  ------------
  End of year................................  $21,544,810  $14,697,773  $6,957,372  $4,927,230  $ 10,375,255  $  9,913,235
                                               -----------  -----------  ----------  ----------  ------------  ------------
                                               -----------  -----------  ----------  ----------  ------------  ------------

   The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K ALLMERICA ADVANTAGE VARIABLE ANNUITY AND EXECANNUITY PLUS
                                VARIABLE ANNUITY
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                                                                          SELECT
                                                     EQUITY INDEX           GOVERNMENT BOND         AGGRESSIVE GROWTH
                                               ------------------------  ----------------------  ------------------------
                                                      YEAR ENDED               YEAR ENDED               YEAR ENDED
                                                     DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                                                  1998         1997         1998        1997        1998         1997
                                               -----------  -----------  ----------  ----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   211,978  $   110,855  $  154,509  $  102,465  $        --  $        --
  Mortality and expense risk fees............     (215,782)     (97,460)    (34,372)    (22,062)    (214,129)    (144,461)
  Administrative expense fees................      (35,127)     (15,865)     (5,596)     (3,591)     (34,858)     (23,517)
                                               -----------  -----------  ----------  ----------  -----------  -----------
    Net investment income (loss).............      (38,931)      (2,470)    114,541      76,812     (248,987)    (167,978)
                                               -----------  -----------  ----------  ----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      561,319      332,299          --          --           --    1,126,096
  Net realized gain (loss) from sales of
    investments..............................      222,393      113,305      18,037      (2,027)     120,729      143,103
                                               -----------  -----------  ----------  ----------  -----------  -----------
  Net realized gain (loss)...................      783,712      445,604      18,037      (2,027)     120,729    1,269,199
  Net unrealized gain (loss).................    3,420,684    1,411,233      22,198      22,859    1,626,872      774,210
                                               -----------  -----------  ----------  ----------  -----------  -----------
    Net realized and unrealized gain
     (loss)..................................    4,204,396    1,856,837      40,235      20,832    1,747,601    2,043,409
                                               -----------  -----------  ----------  ----------  -----------  -----------

  Net increase (decrease) in net assets from
    operations...............................    4,165,465    1,854,367     154,776      97,644    1,498,614    1,875,431
                                               -----------  -----------  ----------  ----------  -----------  -----------

CONTRACT TRANSACTIONS:
  Net purchase payments......................    1,870,086    1,081,244     341,848     213,001    1,667,973    1,341,539
  Withdrawals................................   (1,165,798)    (264,978)   (183,152)    (96,612)  (1,107,960)    (305,223)
  Contract benefits..........................     (196,777)     (10,484)       (230)    (28,876)      (5,407)     (39,679)
  Contract charges...........................       (4,591)      (2,279)       (486)       (544)      (6,478)      (5,007)
  Transfers between sub-accounts (including
    fixed account), net......................    5,748,639    5,663,963     946,095     (27,766)   3,440,969    2,409,882
  Other transfers from (to) the General
    Account..................................      548,442      115,645      24,821      25,505      461,145      366,667
                                               -----------  -----------  ----------  ----------  -----------  -----------
  Net increase (decrease) in net assets from
    contract transactions....................    6,800,001    6,583,111   1,128,896      84,708    4,450,242    3,768,179
                                               -----------  -----------  ----------  ----------  -----------  -----------

  Net increase (decrease) in net assets......   10,965,466    8,437,478   1,283,672     182,352    5,948,856    5,643,610

NET ASSETS:
  Beginning of year..........................   12,487,116    4,049,638   2,031,954   1,849,602   14,504,866    8,861,256
                                               -----------  -----------  ----------  ----------  -----------  -----------
  End of year................................  $23,452,582  $12,487,116  $3,315,626  $2,031,954  $20,453,722  $14,504,866
                                               -----------  -----------  ----------  ----------  -----------  -----------
                                               -----------  -----------  ----------  ----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K ALLMERICA ADVANTAGE VARIABLE ANNUITY AND EXECANNUITY PLUS
                                VARIABLE ANNUITY
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                                              SELECT GROWTH             SELECT VALUE
                                                    SELECT GROWTH               AND INCOME              OPPORTUNITY*
                                               ------------------------  ------------------------  -----------------------
                                                      YEAR ENDED                YEAR ENDED               YEAR ENDED
                                                     DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                                  1998         1997         1998         1997         1998         1997
                                               -----------  -----------  -----------  -----------  -----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $    14,598  $    33,246  $   175,980  $   119,664  $   110,850  $   52,859
  Mortality and expense risk fees............     (204,657)     (93,924)    (172,330)    (108,204)    (142,544)    (83,766)
  Administrative expense fees................      (33,316)     (15,290)     (28,054)     (17,614)     (23,204)    (13,636)
                                               -----------  -----------  -----------  -----------  -----------  ----------
    Net investment income (loss).............     (223,375)     (75,968)     (24,404)      (6,154)     (54,898)    (44,543)
                                               -----------  -----------  -----------  -----------  -----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      167,479      582,419       50,575      985,230       41,478   1,269,781
  Net realized gain (loss) from sales of
    investments..............................      176,074       58,851      134,894       62,028       26,427      50,672
                                               -----------  -----------  -----------  -----------  -----------  ----------
  Net realized gain (loss)...................      343,553      641,270      185,469    1,047,258       67,905   1,320,453
  Net unrealized gain (loss).................    4,813,123    1,458,284    1,752,366      545,994      319,879     154,795
                                               -----------  -----------  -----------  -----------  -----------  ----------
    Net realized and unrealized gain
     (loss)..................................    5,156,676    2,099,554    1,937,835    1,593,252      387,784   1,475,248
                                               -----------  -----------  -----------  -----------  -----------  ----------

  Net increase (decrease) in net assets from
    operations...............................    4,933,301    2,023,586    1,913,431    1,587,098      332,886   1,430,705
                                               -----------  -----------  -----------  -----------  -----------  ----------

CONTRACT TRANSACTIONS:
  Net purchase payments......................    1,762,877      835,614      916,420    1,048,608    1,013,793     785,030
  Withdrawals................................   (1,154,143)    (404,348)    (709,978)    (193,939)    (592,743)   (191,683)
  Contract benefits..........................      (46,068)     (16,279)    (158,824)     (46,768)      (6,487)    (23,501)
  Contract charges...........................       (5,919)      (2,603)      (3,598)      (2,639)      (3,938)     (2,276)
  Transfers between sub-accounts (including
    fixed account), net......................    5,348,619    4,485,020    2,191,454    2,856,741    2,413,513   2,887,091
  Other transfers from (to) the General
    Account..................................      743,351      484,042      641,774      497,850      408,183     404,673
                                               -----------  -----------  -----------  -----------  -----------  ----------
  Net increase (decrease) in net assets from
    contract transactions....................    6,648,717    5,381,446    2,877,248    4,159,853    3,232,321   3,859,334
                                               -----------  -----------  -----------  -----------  -----------  ----------

  Net increase (decrease) in net assets......   11,582,018    7,405,032    4,790,679    5,746,951    3,565,207   5,290,039

NET ASSETS:
  Beginning of year..........................   11,535,657    4,130,625   11,694,430    5,947,479    9,641,949   4,351,910
                                               -----------  -----------  -----------  -----------  -----------  ----------
  End of year................................  $23,117,675  $11,535,657  $16,485,109  $11,694,430  $13,207,156  $9,641,949
                                               -----------  -----------  -----------  -----------  -----------  ----------
                                               -----------  -----------  -----------  -----------  -----------  ----------

*Name changed. See Note 1.

   The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K ALLMERICA ADVANTAGE VARIABLE ANNUITY AND EXECANNUITY PLUS
                                VARIABLE ANNUITY
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                        SELECT               SELECT CAPITAL                DGPF
                                                 INTERNATIONAL EQUITY         APPRECIATION         INTERNATIONAL EQUITY
                                               ------------------------  -----------------------  ----------------------
                                                      YEAR ENDED               YEAR ENDED               YEAR ENDED
                                                     DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                                                  1998         1997         1998         1997        1998        1997
                                               -----------  -----------  -----------  ----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   191,221  $   254,851  $        --  $       --  $  175,659  $   97,768
  Mortality and expense risk fees............     (165,897)    (112,688)    (115,691)    (85,778)    (67,460)    (44,469)
  Administrative expense fees................      (27,006)     (18,345)     (18,833)    (13,963)    (10,981)     (7,240)
                                               -----------  -----------  -----------  ----------  ----------  ----------
    Net investment income (loss).............       (1,682)     123,818     (134,524)    (99,741)     97,218      46,059
                                               -----------  -----------  -----------  ----------  ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................           --      354,949    1,690,159          --          --          --
  Net realized gain (loss) from sales of
    investments..............................       92,023       43,796      152,396      19,575      37,951      53,177
                                               -----------  -----------  -----------  ----------  ----------  ----------
  Net realized gain (loss)...................       92,023      398,745    1,842,555      19,575      37,951      53,177
  Net unrealized gain (loss).................    1,717,818     (336,142)    (486,273)  1,077,745     277,546      14,007
                                               -----------  -----------  -----------  ----------  ----------  ----------
    Net realized and unrealized gain
     (loss)..................................    1,809,841       62,603    1,356,282   1,097,320     315,497      67,184
                                               -----------  -----------  -----------  ----------  ----------  ----------

  Net increase (decrease) in net assets from
    operations...............................    1,808,159      186,421    1,221,758     997,579     412,715     113,243
                                               -----------  -----------  -----------  ----------  ----------  ----------

CONTRACT TRANSACTIONS:
  Net purchase payments......................      911,710      820,658      977,644     785,054     450,397     353,682
  Withdrawals................................     (543,238)    (295,438)    (481,265)   (126,447)   (251,355)   (135,450)
  Contract benefits..........................      (35,297)     (13,488)      (6,055)     (9,343)         --     (16,256)
  Contract charges...........................       (4,110)      (3,317)      (3,180)     (2,879)     (1,772)     (1,293)
  Transfers between sub-accounts (including
    fixed account), net......................    1,774,816    3,234,322      676,351     944,363   1,017,275   1,372,115
  Other transfers from (to) the General
    Account..................................      388,199      493,701       83,210     385,023      99,261     173,166
                                               -----------  -----------  -----------  ----------  ----------  ----------
  Net increase (decrease) in net assets from
    contract transactions....................    2,492,080    4,236,438    1,246,705   1,975,771   1,313,806   1,745,964
                                               -----------  -----------  -----------  ----------  ----------  ----------

  Net increase (decrease) in net assets......    4,300,239    4,422,859    2,468,463   2,973,350   1,726,521   1,859,207

NET ASSETS:
  Beginning of year..........................   11,290,918    6,868,059    8,679,364   5,706,014   4,528,266   2,669,059
                                               -----------  -----------  -----------  ----------  ----------  ----------
  End of year................................  $15,591,157  $11,290,918  $11,147,827  $8,679,364  $6,254,787  $4,528,266
                                               -----------  -----------  -----------  ----------  ----------  ----------
                                               -----------  -----------  -----------  ----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K ALLMERICA ADVANTAGE VARIABLE ANNUITY AND EXECANNUITY PLUS
                                VARIABLE ANNUITY
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                     FIDELITY VIP              FIDELITY VIP              FIDELITY VIP
                                                     HIGH INCOME              EQUITY-INCOME                 GROWTH
                                               ------------------------  ------------------------  ------------------------
                                                      YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                     DECEMBER 31,              DECEMBER 31,              DECEMBER 31,
                                                  1998         1997         1998         1997         1998         1997
                                               -----------  -----------  -----------  -----------  -----------  -----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $ 1,101,337  $   555,516  $   374,220  $   278,988  $   117,962  $   104,466
  Mortality and expense risk fees............     (229,389)    (135,349)    (383,718)    (258,842)    (344,329)    (236,352)
  Administrative expense fees................      (37,342)     (22,034)     (62,466)     (42,137)     (56,054)     (38,476)
                                               -----------  -----------  -----------  -----------  -----------  -----------
    Net investment income (loss).............      834,606      398,133      (71,964)     (21,991)    (282,421)    (170,362)
                                               -----------  -----------  -----------  -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      699,808       68,659    1,331,782    1,402,693    3,085,629      467,608
  Net realized gain (loss) from sales of
    investments..............................      (41,596)      32,656      347,489      366,416      319,274      226,022
                                               -----------  -----------  -----------  -----------  -----------  -----------
  Net realized gain (loss)...................      658,212      101,315    1,679,271    1,769,109    3,404,903      693,630
  Net unrealized gain (loss).................   (2,709,154)   1,123,721    1,360,035    3,031,743    6,094,613    3,146,128
                                               -----------  -----------  -----------  -----------  -----------  -----------
    Net realized and unrealized gain
     (loss)..................................   (2,050,942)   1,225,036    3,039,306    4,800,852    9,499,516    3,839,758
                                               -----------  -----------  -----------  -----------  -----------  -----------

  Net increase (decrease) in net assets from
    operations...............................   (1,216,336)   1,623,169    2,967,342    4,778,861    9,217,095    3,669,396
                                               -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT TRANSACTIONS:
  Net purchase payments......................    2,062,177    1,482,581    2,398,189    1,864,708    2,265,258    2,174,564
  Withdrawals................................     (987,162)    (405,233)  (1,518,197)    (843,227)  (1,842,522)    (568,844)
  Contract benefits..........................     (107,858)     (55,849)    (137,044)    (120,661)    (153,105)     (96,880)
  Contract charges...........................       (4,164)      (2,968)     (10,250)      (8,408)     (11,095)      (9,149)
  Transfers between sub-accounts (including
    fixed account), net......................    5,202,627    4,366,702    5,061,840    3,887,991    2,328,047    1,913,947
  Other transfers from (to) the General
    Account..................................      607,069      610,675      935,806      761,386      713,595      609,613
                                               -----------  -----------  -----------  -----------  -----------  -----------
  Net increase (decrease) in net assets from
    contract transactions....................    6,772,689    5,995,908    6,730,344    5,541,789    3,300,178    4,023,251
                                               -----------  -----------  -----------  -----------  -----------  -----------

  Net increase (decrease) in net assets......    5,556,353    7,619,077    9,697,686   10,320,650   12,517,273    7,692,647

NET ASSETS:
  Beginning of year..........................   15,115,689    7,496,612   26,355,237   16,034,587   22,827,717   15,135,070
                                               -----------  -----------  -----------  -----------  -----------  -----------
  End of year................................  $20,672,042  $15,115,689  $36,052,923  $26,355,237  $35,344,990  $22,827,717
                                               -----------  -----------  -----------  -----------  -----------  -----------
                                               -----------  -----------  -----------  -----------  -----------  -----------

   The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT VA-K ALLMERICA ADVANTAGE VARIABLE ANNUITY AND EXECANNUITY PLUS
                                VARIABLE ANNUITY
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                    FIDELITY VIP          FIDELITY VIP II          T. ROWE PRICE
                                                      OVERSEAS             ASSET MANAGER        INTERNATIONAL STOCK
                                               ----------------------  ----------------------  ----------------------
                                                     YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                    DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                  1998        1997        1998        1997        1998        1997
                                               ----------  ----------  ----------  ----------  ----------  ----------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   92,957  $   64,086  $  151,996  $  122,118  $   91,052  $   50,810
  Mortality and expense risk fees............     (69,675)    (51,919)    (65,673)    (50,747)    (83,667)    (55,400)
  Administrative expense fees................     (11,343)     (8,451)    (10,691)     (8,262)    (13,621)     (9,018)
                                               ----------  ----------  ----------  ----------  ----------  ----------
    Net investment income (loss).............      11,939       3,716      75,632      63,109      (6,236)    (13,608)
                                               ----------  ----------  ----------  ----------  ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     273,979     254,403     455,989     306,331      32,136      71,981
  Net realized gain (loss) from sales of
    investments..............................      44,391      74,812      59,196      57,413      43,338      20,604
                                               ----------  ----------  ----------  ----------  ----------  ----------
  Net realized gain (loss)...................     318,370     329,215     515,185     363,744      75,474      92,585
  Net unrealized gain (loss).................     200,255      25,917      92,247     281,812     794,299     (71,013)
                                               ----------  ----------  ----------  ----------  ----------  ----------
    Net realized and unrealized gain
     (loss)..................................     518,625     355,132     607,432     645,556     869,773      21,572
                                               ----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets from
    operations...............................     530,564     358,848     683,064     708,665     863,537       7,964
                                               ----------  ----------  ----------  ----------  ----------  ----------

CONTRACT TRANSACTIONS:
  Net purchase payments......................     436,787     384,685     447,933     421,034     476,174     543,817
  Withdrawals................................    (334,149)   (115,779)   (551,001)   (145,853)   (231,411)   (148,536)
  Contract benefits..........................     (27,009)    (21,985)    (68,728)         --     (13,764)    (16,280)
  Contract charges...........................      (2,070)     (1,994)     (1,417)     (1,159)     (1,792)     (1,105)
  Transfers between sub-accounts (including
    fixed account), net......................     833,047     322,382     701,410     232,270   1,103,994   1,742,909
  Other transfers from (to) the General
    Account..................................     175,177      72,543     102,018      45,740     174,146     401,385
                                               ----------  ----------  ----------  ----------  ----------  ----------
  Net increase (decrease) in net assets from
    contract transactions....................   1,081,783     639,852     630,215     552,032   1,507,347   2,522,190
                                               ----------  ----------  ----------  ----------  ----------  ----------

  Net increase (decrease) in net assets......   1,612,347     998,700   1,313,279   1,260,697   2,370,884   2,530,154

NET ASSETS:
  Beginning of year..........................   4,673,801   3,675,101   4,771,994   3,511,297   5,544,079   3,013,925
                                               ----------  ----------  ----------  ----------  ----------  ----------
  End of year................................  $6,286,148  $4,673,801  $6,085,273  $4,771,994  $7,914,963  $5,544,079
                                               ----------  ----------  ----------  ----------  ----------  ----------
                                               ----------  ----------  ----------  ----------  ----------  ----------

   The accompanying notes are an integral part of these financial statements.

          SEPARATE ACCOUNT VA-K (ALLMERICA ADVANTAGE VARIABLE ANNUITY
                     AND EXECANNUITY PLUS VARIABLE ANNUITY)

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    Separate Account VA-K, which funds the Allmerica Advantage and ExecAnnuity Plus variable annuity contracts in addition to other contracts (the Delaware Medallion variable annuity contracts), is a separate investment account of First Allmerica Financial Life Insurance Company (the Company). The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Separate Account VA-K was established on April 1, 1994 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. Under applicable insurance law, the assets and liabilities of Separate Account VA-K are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account VA-K cannot be charged with liabilities arising out of any other business of the Company.

    Separate Account VA-K is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account VA-K currently offers eighteen Sub-Accounts under the Allmerica Advantage and ExecAnnuity Plus variable annuity contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of Allmerica Investment Trust (the Trust) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS) (successor to Allmerica Investment Management Company, Inc.), a wholly-owned subsidiary of the Company; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II) managed by Fidelity Management & Research Company (FMR); or of the Delaware Group Premium Fund, Inc. (DGPF) managed by Delaware International Advisers Ltd.; or of the T. Rowe Price International Series, Inc. (T. Rowe Price) managed by T. Rowe Price-Fleming International, Inc. The Trust, Fidelity VIP, Fidelity VIP II, DGPF, and T. Rowe Price (the Funds) are open-end, management investment companies registered under the 1940 Act.

    Separate Account VA-K funds two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Section 401, 403, or 408 of the Internal Revenue Code (the
Code), while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary according to whether they are made from a qualified contract or a non-qualified contract.

    Effective January 9, 1998, Small Mid-Cap Value Fund was renamed Select Value Opportunity Fund.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Code and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of Separate Account VA-K. Therefore, no provision for income taxes has been charged against Separate Account VA-K.

          SEPARATE ACCOUNT VA-K (ALLMERICA ADVANTAGE VARIABLE ANNUITY
                     AND EXECANNUITY PLUS VARIABLE ANNUITY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1998 were as follows:

                                                 PORTFOLIO INFORMATION
                                          -----------------------------------
                                                                    NET ASSET
                                           NUMBER OF    AGGREGATE     VALUE
INVESTMENT PORTFOLIO                        SHARES        COST      PER SHARE
----------------------------------------  -----------  -----------  ---------
  Growth................................   7,726,246   $19,023,514    $2.825
  Investment Grade Income...............   6,146,088     6,772,352     1.132
  Money Market..........................  10,375,288    10,375,288     1.000
  Equity Index..........................   6,870,198    18,057,344     3.408
  Government Bond.......................   3,104,519     3,286,179     1.068
  Select Aggressive Growth..............   8,314,521    17,116,546     2.460
  Select Growth.........................   9,521,283    16,823,487     2.428
  Select Growth and Income..............   9,248,239    13,540,851     1.779
  Select Value Opportunity*.............   7,838,075    12,211,483     1.685
  Select International Equity...........  10,110,997    13,233,511     1.542
  Select Capital Appreciation...........   6,797,456    10,354,774     1.640
  DGPF International Equity.............     379,538     5,580,260    16.480
  Fidelity VIP High Income..............   1,792,892    21,670,302    11.530
  Fidelity VIP Equity-Income............   1,418,290    29,243,967    25.420
  Fidelity VIP Growth...................     787,720    24,334,362    44.870
  Fidelity VIP Overseas.................     313,524     5,605,653    20.050
  Fidelity VIP II Asset Manager.........     335,092     5,255,546    18.160
  T. Rowe Price International Stock.....     545,108     6,989,022    14.520

* Name changed. See Note 1.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account 0.20% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily basis.

    For contracts issued on Form A3018-94, (ExecAnnuity Plus) a contract fee is deducted on the contract anniversary and upon full surrender of the contract when the accumulated value is $50,000 or less. The fee is the lesser of $30 or 3% of the accumulated value on the contract anniversary or full surrender date. For contracts issued on Form A3025-96 (Allmerica Advantage), a contract fee of $30 is deducted on the contract anniversary and upon full surrender when the accumulated value is less than $50,000. The fee is currently waived for all contracts (ExecAnnuity Plus and Allmerica Advantage) issued to and maintained by the trustee of a 401(k) plan.

          SEPARATE ACCOUNT VA-K (ALLMERICA ADVANTAGE VARIABLE ANNUITY
                     AND EXECANNUITY PLUS VARIABLE ANNUITY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of Separate Account VA-K, and does not receive any compensation for sales of the contracts. Commissions are paid to registered representatives of Allmerica Investments by the Company. The current series of contracts have a contingent deferred sales charge and no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1998 and 1997, the Company received $172,668 and $112,096, respectively, for contingent deferred sales charges applicable to Separate Account VA-K.

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS

    Transactions from contractowners and sponsor were as follows:

                                                                YEAR ENDED DECEMBER 31,
                                                          1998                           1997
                                               ---------------------------   ----------------------------
                                                  UNITS          AMOUNT         UNITS          AMOUNT
                                               ------------   ------------   ------------   -------------
Growth
  Issuance of Units..........................     3,196,609   $  6,772,868      3,856,709   $   6,807,108
  Redemption of Units........................    (1,373,701)    (2,876,647)    (1,107,973)     (1,671,889)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     1,822,908   $  3,896,221      2,748,736   $   5,135,219
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Investment Grade Income
  Issuance of Units..........................     2,044,414   $  2,696,090      1,749,993   $   2,065,954
  Redemption of Units........................      (773,878)    (1,042,112)      (714,488)       (800,852)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     1,270,536   $  1,653,978      1,035,505   $   1,265,102
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Money Market
  Issuance of Units..........................    48,203,810   $ 54,962,039     48,644,659   $  52,132,820
  Redemption of Units........................   (48,148,881)   (54,912,882)   (47,395,744)    (50,752,132)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................        54,929   $     49,157      1,248,915   $   1,380,688
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Equity Index
  Issuance of Units..........................     4,063,578   $  9,923,583      4,341,062   $   7,761,304
  Redemption of Units........................    (1,295,473)    (3,123,582)    (1,048,062)     (1,178,193)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     2,768,105   $  6,800,001      3,293,000   $   6,583,111
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Government Bond
  Issuance of Units..........................     2,440,242   $  3,015,884        988,942   $   1,104,697
  Redemption of Units........................    (1,529,683)    (1,886,988)      (923,062)     (1,019,989)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       910,559   $  1,128,896         65,880   $      84,708
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Select Aggressive Growth
  Issuance of Units..........................     3,742,763   $  7,274,206      3,615,384   $   5,729,756
  Redemption of Units........................    (1,407,342)    (2,823,964)    (1,349,496)     (1,961,577)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     2,335,421   $  4,450,242      2,265,888   $   3,768,179
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------

          SEPARATE ACCOUNT VA-K (ALLMERICA ADVANTAGE VARIABLE ANNUITY
                     AND EXECANNUITY PLUS VARIABLE ANNUITY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                YEAR ENDED DECEMBER 31,
                                                          1998                           1997
                                               ---------------------------   ----------------------------
                                                  UNITS          AMOUNT         UNITS          AMOUNT
                                               ------------   ------------   ------------   -------------
Select Growth
  Issuance of Units..........................     4,160,290   $  9,729,097      3,637,661   $   6,526,459
  Redemption of Units........................    (1,360,001)    (3,080,380)      (693,697)     (1,145,013)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     2,800,289   $  6,648,717      2,943,964   $   5,381,446
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Select Growth and Income
  Issuance of Units..........................     2,568,312   $  4,993,792      3,020,023   $   5,126,925
  Redemption of Units........................    (1,170,883)    (2,116,544)      (658,695)       (967,072)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     1,397,429   $  2,877,248      2,361,328   $   4,159,853
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Select Value Opportunity*
  Issuance of Units..........................     2,771,415   $  5,006,786      2,948,039   $   4,567,624
  Redemption of Units........................      (994,406)    (1,774,465)      (518,267)       (708,290)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     1,777,009   $  3,232,321      2,429,772   $   3,859,334
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Select International Equity
  Issuance of Units..........................     2,894,703   $  4,527,204      3,815,598   $   5,231,183
  Redemption of Units........................    (1,258,209)    (2,035,124)      (807,150)       (994,745)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     1,636,494   $  2,492,080      3,008,448   $   4,236,438
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Select Capital Appreciation
  Issuance of Units..........................     1,891,659   $  3,122,674      2,194,137   $   3,142,169
  Redemption of Units........................    (1,142,204)    (1,875,969)      (845,948)     (1,166,398)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       749,455   $  1,246,705      1,348,189   $   1,975,771
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
DGPF International Equity
  Issuance of Units..........................     1,486,205   $  2,175,924      1,702,945   $   2,323,514
  Redemption of Units........................      (604,270)      (862,118)      (460,013)       (577,550)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       881,935   $  1,313,806      1,242,932   $   1,745,964
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Fidelity VIP High Income
  Issuance of Units..........................     6,929,705   $ 10,678,702      5,269,060   $   7,412,189
  Redemption of Units........................    (2,520,698)    (3,906,013)    (1,109,363)     (1,416,281)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     4,409,007   $  6,772,689      4,159,697   $   5,995,908
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Fidelity VIP Equity-Income
  Issuance of Units..........................     5,589,831   $ 11,872,225      5,374,700   $   9,755,802
  Redemption of Units........................    (2,438,089)    (5,141,881)    (2,372,916)     (4,214,013)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     3,151,742   $  6,730,344      3,001,784   $   5,541,789
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------

* Name changed. See Note 1.

          SEPARATE ACCOUNT VA-K (ALLMERICA ADVANTAGE VARIABLE ANNUITY
                     AND EXECANNUITY PLUS VARIABLE ANNUITY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                YEAR ENDED DECEMBER 31,
                                                          1998                           1997
                                               ---------------------------   ----------------------------
                                                  UNITS          AMOUNT         UNITS          AMOUNT
                                               ------------   ------------   ------------   -------------
Fidelity VIP Growth
  Issuance of Units..........................     3,232,147   $  7,273,604      4,152,143   $   7,285,409
  Redemption of Units........................    (1,772,972)    (3,973,426)    (1,919,113)     (3,262,158)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     1,459,175   $  3,300,178      2,233,030   $   4,023,251
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Fidelity VIP Overseas
  Issuance of Units..........................     1,414,651   $  1,993,759      1,131,666   $   1,415,776
  Redemption of Units........................      (657,938)      (911,976)      (644,595)       (775,924)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       756,713   $  1,081,783        487,071   $     639,852
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
Fidelity VIP II Asset Manager
  Issuance of Units..........................     1,093,306   $  1,742,931        890,693   $   1,251,997
  Redemption of Units........................      (704,485)    (1,112,716)      (500,670)       (699,965)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................       388,821   $    630,215        390,023   $     552,032
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------
T. Rowe Price International Stock
  Issuance of Units..........................     1,891,293   $  2,454,236      2,394,797   $   2,924,911
  Redemption of Units........................      (756,997)      (946,889)      (364,946)       (402,721)
                                               ------------   ------------   ------------   -------------
    Net increase (decrease)..................     1,134,296   $  1,507,347      2,029,851   $   2,522,190
                                               ------------   ------------   ------------   -------------
                                               ------------   ------------   ------------   -------------

NOTE 6 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account VA-K satisfies the current requirements of the regulations, and it intends that Separate Account VA-K will continue to meet such requirements.

          SEPARATE ACCOUNT VA-K (ALLMERICA ADVANTAGE VARIABLE ANNUITY
                     AND EXECANNUITY PLUS VARIABLE ANNUITY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by Separate Account VA-K during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                      PURCHASES       SALES
-------------------------------------------------------  ------------  -----------
  Growth...............................................  $  5,529,743  $ 1,231,144
  Investment Grade Income..............................     2,685,220      746,927
  Money Market.........................................    25,099,230   24,637,905
  Equity Index.........................................     8,540,182    1,260,655
  Government Bond......................................     2,749,701    1,506,264
  Select Aggressive Growth.............................     5,172,621      971,366
  Select Growth........................................     7,667,840    1,075,019
  Select Growth and Income.............................     4,158,083    1,293,546
  Select Value Opportunity*............................     3,958,148      739,247
  Select International Equity..........................     3,233,279      742,881
  Select Capital Appreciation..........................     3,834,744    1,032,404
  DGPF International Equity............................     1,949,443      538,419
  Fidelity VIP High Income.............................    10,384,049    2,076,946
  Fidelity VIP Equity-Income...........................    10,122,961    2,132,799
  Fidelity VIP Growth..................................     7,730,499    1,627,113
  Fidelity VIP Overseas................................     1,855,003      487,302
  Fidelity VIP II Asset Manager........................     1,851,543      689,707
  T. Rowe Price International Stock....................     2,012,101      478,854
                                                         ------------  -----------
    Totals.............................................  $108,534,390  $43,268,498
                                                         ------------  -----------
                                                         ------------  -----------

* Name changed. See Note 1.